As filed with the Securities and Exchange Commission on March 30, 2012

Registration No. 333-149422

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 10

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 181

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esq.

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

GIFL Rollover Variable Annuity Prospectus

April 29, 2012

This Prospectus describes interests in GIFL Rollover flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a 401(k) retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such roll over distributions, those participants may rollover eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.

Variable Investment Options. When you purchase a Contract, you invest your 401(k) distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”) is the investment adviser to the John Hancock Variable Insurance Trust. We show the Portfolio’s subadviser in bold above the names of the Portfolios:

John Hancock Asset Management[1]

Franklin Templeton Founding Allocation Trust

Ultra Short Term Bond Trust

John Hancock Asset Management (North America) [2]

Money Market Trust

John Hancock Asset Management &

John Hancock Asset Management (North America) [1,2]

Core Fundamental Holdings Trust

Core Global Diversification Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust

Lifestyle Moderate Trust

[1]         A division of Manulife Asset Management (US) LLC.

[2]         A division of Manulife Asset Management (North America) Limited.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/gifl		www.jhrollover.com/gifl
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55444	27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02110-2382	Boston, MA 02205-5444	Boston, MA 02110-2382	Boston, MA 02205-5444
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuities.com

0412:RO GPPRO	GIFL Rollover

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co-Annuitant turns age 95.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 27 DryDock Avenue, Suite 3, Boston, MA 02110-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: The Annuitant’s spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL 401(k) Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving spouse elects an IRA Rollover; or (2) where the participant and spouse elect a spousal Lifetime Income Amount in-plan, the spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving spouse at a rate of 4.5%.

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

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Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL 401(k) Account Value: The portion of the account value in a GIFL 401(k) Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL 401(k) Retirement Plan: A retirement plan intended to qualify under section 401(k) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “V. Description of the Contract.”

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL 401(k) Retirement Plan.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL 401(k) Account Value.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – Guaranteed Income for Life Provisions” for more details.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL 401(k) Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL 401(k) Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.

We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.

The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL 401(k) Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:

•	You can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan.

•

We guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years. (Please read “V. Description of the Contract – Guaranteed Income for Life Provisions” for more information.)

•	You can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.

In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.

We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.

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Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.

How can I invest money in the Contract?

We use the term Purchase Payment to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL 401(k) Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving spouse of a GIFL 401(k) Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.

Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your 401(k) Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.

We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “V. Description of the Contract – Purchase Payments” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a Guaranteed Income for Life fee, based on the Contract’s Benefit Base. We may also use amounts derived from the charges for payment of distribution expenses. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers after Annuity Commencement Date.”

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The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is my Contract Guarantee?

We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.

You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.

The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you take any withdrawals before the Lifetime Income Date, or

•	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.

We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.

How do you determine the initial Lifetime Income Amount?

That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:

•	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
•	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
•	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.

We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL 401(k) Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the

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beneficiary of, an account under your GIFL 401(k) Retirement Plan that:

•	was covered by our single life minimum guaranteed withdrawal benefit; or

•	was covered by a spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.

We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL 401(k) account that was covered by a spousal guarantee and:

•	you are a surviving spouse of a former participant under a GIFL 401(k) Retirement Plan; or

•	you are a participant under a GIFL 401(k) Retirement Plan and your spouse has died.

We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL 401(k) account that is covered by a spousal guarantee and:

•	you and your spouse are still alive and married when we issue a Contract; and

•	you name your spouse as a “co-Annuitant” in the Contract you purchase.

If you have not established the minimum guaranteed withdrawal benefit in your GIFL 401(k) Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.

We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “Step-Up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.

When do you determine the initial Lifetime Income Amount?

We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract either will be the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:

1.	a minimum age of (a) 59 1/2 for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59 1/2 for the younger of you and your spouse for a Spousal Lifetime Income Amount; and

2.	a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL 401(k) Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL 401(k) Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL 401(k) Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving spouse of a deceased participant, the holding period will reflect the holding period your spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.

Please read “Purchase Payments” and “Lifetime Income Provisions” in “V. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

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•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death benefit distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL 401(k) Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Investment Options, protection through living guarantees and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL 401(k) plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Rollover Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other Than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.20%

Total Annual Separate Account Expenses	0.35%

Guaranteed Income for Life Fee[3]
Maximum Fee	0.65%
Current Fee	0.35%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[3]	Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.75%	1.25%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps-up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$227	$698	$1,196	$2,562
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$227	$698	$1,196	$2,562

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “Steps-Up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$177	$548	$944	$2,049
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$177	$548	$944	$2,049

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “Steps-Up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$147	$457	$789	$1,726
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$147	$457	$789	$1,726

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The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Fundamental Holdings	0.05%	0.55%	0.04%	0.41%	1.05%	0.01%[2]	1.06%
Series II
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Franklin Templeton Founding Allocation	0.04%	0.25%	0.03%	0.93%	1.25%	0.00%	1.25%
Series II
Lifestyle Balanced	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%
Series II
Lifestyle Conservative	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Series II
Lifestyle Growth	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Series II
Lifestyle Moderate	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Series II
Money Market	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%
Series II
Ultra Short Term Bond	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%
Series II

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. JohnHancock USA is authorized to transact life insurance and annuity business in all states (except New York), the

District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02110-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02110-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Investment Options.

The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

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Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each JHVIT Fund of Funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Ultra Short Term Bond Trust	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust	Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and
John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and
John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL 401(k) Retirement Plan.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

General Contract Provisions Prior to the Annuity Commencement Date

We impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

Your initial Purchase Payment must include a distribution of the GIFL 401(k) Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)

We usually restrict the total amount of Additional Purchase Payments you make after the first Contract
Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). You should consult with your own qualified tax advisor regarding any payment limits under your IRA.

New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:

•	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or

•	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.

This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.

Accumula tion Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.

We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

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We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to

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increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedure to restrict frequent transfer of Contract Value among Variable Investment Option.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money
Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or
•	any unauthorized use of your password.

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We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

You may withdraw all or a portion of your Contract Value, but you may incur tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request
(complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our
Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

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•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section below.

Guaranteed Income for Life Provisions

Overview

The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.

Determination of the Lifetime Income Date

Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, are age 59 1/2 or older at that time; and

•

you (or your decedent spouse) were a participant in your employer’s GIFL 401(k) Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent spouse’s) account in that plan; and

•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL 401(k) Account Value by more than 20% of the Transferred Benefit Base from the GIFL 401(k) Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

•	you, the Annuitant, are age 59½; and

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•

you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent spouse’s) account with your employer’s GIFL 401(k) Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL 401(k) Account Value by more than 20% of the Transferred Benefit Base from the GIFL 401(k) Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL 401(k) Retirement Plan.

We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your spouse, the co-Annuitant, are both age 59 1/2 or older at that time; and

•	you were a participant in your employer’s GIFL 401(k) Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and

•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL 401(k) Account Value by more than 20% of the Transferred Benefit Base from the GIFL 401(k) Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

•	you, the Annuitant, and your spouse, the co-Annuitant, are both age 59 1/2 or older; and

•

you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent spouse’s) account with your employer’s GIFL 401(k) Retirement Plan if your initial Purchase Payment for the Contract does not exceed your GIFL 401(k) Account Value by more than 20% of the Transferred Benefit Base from the GIFL 401(k) Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL 401(k) Retirement Plan.

We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.

Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.

We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.

You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL 401(k) Retirement Plan to you or to any current, former or decedent spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or

•	you are the Annuitant under the Contract; and

•	you had established an account in your GIFL 401(k) retirement plan that was covered by a spousal minimum guaranteed withdrawal benefit, and

•	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

•	you do not include your spouse as a “co-Annuitant” in the Contract you purchase; and

•	you are not eligible for a Continuation Single Life Lifetime Income Amount.

You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:

•	you are the Annuitant under the Contract; and either

•	you are a surviving spouse of a former participant under a GIFL 401(k) Retirement Plan and the beneficiary of a GIFL 401(k) account that was covered by a spousal guarantee; or

•	you are a former participant under a GIFL 401(k) Retirement Plan that was covered by a spousal guarantee and your spouse has died.

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You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL 401(k) Retirement Plan.

Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:

•	you are the Annuitant under the Contract at the time of change; and

•	you add your current spouse as a co-Annuitant to the Contract at the time of change.

If you make this change, we will change the Lifetime Income Date if your spouse is under age 59 1/2 and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your spouse is 59 1/2 and you have satisfied any remaining holding period under the Contract.

You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:

•

the Lifetime Income Amount had not been determined under your employer’s GIFL 401(k) Retirement Plan for you or for any former, current or decedent spouse of yours that was covered by a spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and

•	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.

If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59 1/2 and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.

You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.

After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.

You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

Calculation of the Lifetime Income Amount

We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:

•	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;

•	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and

•	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.

We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:

•	the Annuitant is a surviving spouse of a former participant under a GIFL 401(k) Retirement Plan; or

•

the Annuitant is a former participant under a GIFL 401(k) Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.

We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.

We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

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Increases in the Guaranteed Income for Life Feature

Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

•	The excess, if any, of the Additional Purchase Payment over

•

The amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).

If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Step-Ups increase guaranteed amounts to reflect certain increases in Contract Value	Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (step up) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”).

The new Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or

•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Impact of Withdrawa ls before the Lifetime Income Date

Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59 1/2 at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59 1/2.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce

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your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)

Impact of Withdrawals after the Lifetime Income Date

After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:

•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or

•	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

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Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VIII. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59 1/2 (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

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During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.

•

If you purchased a Contract before the Annuitant turned age 59 1/2 (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

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•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•

If the deceased Annuitant’s spouse is the sole Beneficiary and falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Impact of Death Proceeds on Guaranteed Income for Life Feature

The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum under our current administrative procedures. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.

Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:

•	for Single Life and Continuation Single Life Lifetime Income Amount.

•	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
1.	The deceased Annuitant’s spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2.	The deceased Annuitant’s spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
3.	The deceased Annuitant’s spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	- ends without any further benefit.
4.	Not the deceased Annuitant’s spouse	- ends without any further benefit.

If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.

Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.

Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments to the Beneficiary.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

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•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

Annuity payments differ from withdrawals of Contract Value

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•   you will no longer have access to the Contract Value applied to the Annuity Option; and

•   we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date (including a date later than the Default Commencement Date) at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment

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Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the LIA on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

We currently offer an additional Annuity Option that is not guaranteed by the Contract:

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its ‘Commuted Value’ after the Annuity Commencement Date only if you select a variable pay-out under this Option. (See “Full Surrenders After the Annuity Commencement Date” and “Partial Surrenders After the Annuity Commencement Date” below.) We may limit the payment periods in order to comply with IRS regulations.

Full Surrenders after the Annuity Commencement Date. You may surrender your Contract after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders after the Annuity Commencement Date. We permit partial surrenders after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

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If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the Annuity Unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the current Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Su bsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

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We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.

Some transfers are permitted after the Annuity Commencement Date, but subject to different limitations than prior to the Annuity Commencement Date.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the right to review period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California to age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

You own the Contract.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

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Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-An nuitant

If the Spousal Lifetime Income Amount is elected, the Annuitant’s spouse must be named as a co-Annuitant. The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

The Beneficiary is the person you designate to receive the death proceeds if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where a civil union or same-sex marriage partner either owns the Contract, or is designated an Annuitant and/or Beneficiary.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Guaranteed Income fo r Life Fee

The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.

Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.

We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

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Premium Taxes

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract issued as a traditional IRA or as a Roth IRA is quite complex and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Distributions

If permitted under a retirement plan, you may make a “tax-deferred rollover”:

•	from a traditional IRA to a Contract issued as a traditional IRA;

•

from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued as a traditional IRA; and

•	from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to any such plan.

In addition, if you are the surviving spouse and designated beneficiary of a participant in a tax-qualified retirement account, you may make a tax-deferred rollover to a Contract issued as a traditional IRA. Under current federal tax rules, a beneficiary under a tax-qualified retirement account who is not the surviving spouse of a participant may make a direct rollover to a traditional IRA of the amount otherwise distributable to him/her upon the death of the participant. The resulting IRA is treated as an “inherited IRA” of the non-spouse beneficiary. However, please note that this Contract is not available to be used as an “inherited IRA.”

Also, under current rules, distributions otherwise payable to a participant under a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Contract issued as a Roth IRA. This direct type of rollover is taxable, but the mandatory 20% withholding would not apply. Please read “Conversion or Rollover to Roth IRA,” below.

General Information Regarding Contributions

The Contract permits you to make contributions through rollovers or conversions only from certain Qualified Plans, as well as annual contributions that are otherwise allowed under the Code.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is

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alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

“Eligible” distributions from certain types of qualified retirement plans, such as a GIFL 401(k) Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, “eligible” distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. “Eligible” distributions do not include (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals. If you participate in a GIFL 401(k) Retirement Plan as the surviving spouse of a participant, you may be able to make a rollover contribution on a tax-deferred basis to a Contract issued as a traditional IRA.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your GIFL 401(k) Account Value or any other Qualified Plan, all amounts paid out from a Contract issued as a traditional IRA (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. Please read “Penalty Tax on Premature Distributions,” below.

If you have rolled over any non-deductible contributions to a Contract issued as a traditional IRA contract, all or part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment, may be excluded from taxable income when distributed.

Treasury Department regulations prescribe Required Minimum Distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death proceeds to beneficiaries or the period of time over which a Beneficiary may extend payment of the death proceeds under the Contract. In addition, the presence of the guaranteed minimum withdrawal benefit may affect the amount of the RMD that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. Annuity payments or other distributions of minimum amounts (as specified in the tax law) to the Owner of an IRA must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract, and the value of all other traditional IRAs owned by the taxpayer.

Distributions made after the Owner’s death also must comply with the RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death proceeds to your designated Beneficiaries or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

You may make a “tax-deferred rollover” from a Contract issued as a traditional IRA to another traditional IRA, in which case minimum distribution requirements and taxes apply to amounts withdrawn from the other traditional IRA. You may rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA. If you do, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

As with a traditional IRA, “eligible” distributions from certain types of qualified retirement plans, such as a GIFL 401(k) Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, “eligible” distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. “Eligible” distributions do not include (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals. If you participate in a GIFL 401(k) Retirement Plan as the surviving spouse of a participant, you may be able to make a rollover contribution to a Contract issued as a Roth IRA.

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Federal income tax will apply to direct rollovers from “non-Roth” GIFL 401(k) Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” GIFL 401(k) Retirement Plans, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax. A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death proceeds to your designated Beneficiaries or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as the “Roth” GIFL 401(k) Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” GIFL 401(k) Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the “Roth” GIFL 401(k) Retirement Plan.

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. Please read “Penalty Tax on Premature Distributions,” below.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can roll over distributions that you receive from a “non Roth” GIFL 401(k) Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. You can also convert a traditional IRA to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover or conversion amounts.

You must, however, pay tax on any portion of the conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. Please note that if you convert a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. You are not subject to federal income tax on direct rollover of distributions from a “Roth” GIFL 401(k) Retirement Plan, or from a Roth account in another Qualified Plan permitted to be rolled over into the Contract, to a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

If you direct the sponsor or administrator of your GIFL 401(k) Retirement Plan, or another Qualified Plan permitted to be rolled over into the Contract, to transfer a rollover amount from your “non Roth” Qualified Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

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If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Income for Life Provisions” in “V. Description of the Contract” for more information about the impact of withdrawals.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from the Contract. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments, and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 or the passage of five years after the date of the first payment.

The penalty tax does not apply to certain distributions which are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from your Contract for these purposes, you should consult your own qualified tax advisor.

Contracts Issued in Puerto Rico

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer the Contract in Puerto Rico, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 3.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

40

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	1
Principal Underwriter	1
Compensation	2
State Variations Regarding Recognition of Same-Sex Couples	2
Legal and Regulatory Matters	3
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	1
Principal Underwriter	1
Compensation	2
State Variations Regarding Recognition of Same-Sex Couples	2
Legal and Regulatory Matters	2
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of the year ended 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefits. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

41

Appendix A: Guaranteed Income for Life Examples

Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base

The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1/2 at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount		Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$100,000	$5,000	[1]	—	$100,000	[1]
1	0	5,000		$5,000	100,000
2	0	5,000		5,000	100,000
3	0	5,000		5,000	100,000
4	0	5,000		5,000	100,000
5	0	5,000		5,000	100,000
6	0	5,000		5,000	100,000
7	0	5,000		5,000	100,000
8	0	5,000		5,000	100,000
9	0	5,000		5,000	100,000
10	0	5,000		5,000	100,000
For life of Annuitant	0	5,000		5,000	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).

Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments		Benefit Base after Purchase Payment		Lifetime Income Amount after Purchase Payment		Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	$100,000		$100,000		$5,000			$100,000	$5,000
1	10,000	[1]	110,000	[1]	5,500	[1]	$5,500	110,000	5,500
2	10,000	[2]	114,500	[2]	5,725	[2]	5,725	114,500	5,725

[1]

In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000= $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).

[2]

In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000–$5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1/2 at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount		Withdrawal Taken		Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee		Benefit Base on Contract Anniversary
At Contract issue	$5,000		—		—		$100,000
1	5,000		$5,000		$102,000		102,000	[1]
2	5,100	[1]	5,100	[1]	103,460		103,460
3	5,173		5,173		104,911		104,911
4	5,246		5,246		93,865	[2]	104,911	[2]
5	5,246		5,246		83,378		104,911

[1]

At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The LifetimeIncome Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).

[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.

Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount		Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$5,000		—	—	—	$100,000
1	5,000		$107,000	$5,000	$102,000	102,000
2	5,100		108,560	5,100	103,460	103,460
3	5,173		110,084	5,173	104,911	104,911
4	5,246		99,111	10,000	89,111	94,326	[1]
5	4,716	[1]	84,102	4,716	79,386	94,326

[1]

The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 – $104,911 × $10,000 /$99,111 = $104,911 – $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).

Examples of the Spousal Guaranteed Income for Life Feature

The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your spouse (the co-Annuitant) are both age 59 1/2 at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount		Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$100,000	$4,500	[1]	—	$100,000	[1]
1	0	4,500		$4,500	100,000
2	0	4,500		4,500	100,000
3	0	4,500		4,500	100,000
4	0	4,500		4,500	100,000
5	0	4,500		4,500	100,000
6	0	4,500		4,500	100,000
7	0	4,500		4,500	100,000
8	0	4,500		4,500	100,000
9	0	4,500		4,500	100,000
10	0	4,500		4,500	100,000
For the joint life of the Annuitant and co-Annuitant	0	4,500		4,500	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).

Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments		Benefit Base after Purchase Payment		Lifetime Income Amount after Purchase Payment		Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	—		$100,000		$4,500			$100,000	$4,500
1	$10,000	[1]	110,000	[1]	4,950	[1]	$4,950	110,000	4,950
2	10,000	[2]	115,050	[2]	5,177	[2]	5,177	115,050	5,177

[1]

In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).

[2]

In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 – $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).

Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your spouse (the co-Annuitant) are each over age 59 1/2 at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount		Withdrawal Taken		Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee		Benefit Base on Contract Anniversary
At issue	$4,500		—		—		$100,000
1	4,500		$4,500		$102,500		102,500	[1]
2	4,613	[1]	4,613	[1]	104,483		104,483
3	4,702		4,702		106,474		106,474
4	4,791		4,791		95,800	[2]	106,474	[2]
5	4,791		4,791		85,663		106,474

[1]

At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).

[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.

Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount after Purchase Payment		Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$4,500		—	—	—	$100,000
1	4,500		$107,000	$4,500	$102,500	102,500
2	4,613		109,096	4,613	104,483	104,483
3	4,702		111,176	4,702	106,474	106,474
4	4,791		100,591	10,000	90,591	95,889	[1]
5	4,315	[1]	85,500	4,315	81,185	95,889

[1]

The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 – $106,474 × $10,000 /$100,591 = $106,474 – $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

U-1

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.190	17.190	13.283	12.500	—	—	—	—	—	—
Value at End of Year	17.190	17.190	17.190	13.283	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust - Series II Shares (units first credited 3-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust - Series II Shares (units first credited 3-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.920	12.500	—	—	—	—	—	—	—	—
No. of Units	937	—	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.260	17.260	13.209	12.500	—	—	—	—	—	—
Value at End of Year	17.260	17.260	17.260	13.209	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 8-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.553	11.299	8.690	12.500	—	—	—	—	—	—
Value at End of Year	12.562	12.553	11.299	8.690	—	—	—	—	—	—
No. of Units	166,750	14,828	14,551	1,644	—	—	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 8-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.671	12.602	10.413	12.500	—	—	—	—	—	—
Value at End of Year	14.174	13.671	12.602	10.413	—	—	—	—	—	—
No. of Units	11,134	16,643	26,702	—	—	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 8-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.126	10.784	8.140	12.500	—	—	—	—	—	—
Value at End of Year	11.866	12.126	10.784	8.140	—	—	—	—	—	—
No. of Units	205,194	58,571	36,260	6,528	—	—	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 8-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.202	12.001	9.493	12.500	—	—	—	—	—	—
Value at End of Year	13.436	13.202	12.001	9.493	—	—	—	—	—	—
No. of Units	43,264	14,201	1,973	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (units first credited 8-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.531	12.531	12.565	12.500	—	—	—	—	—	—
Value at End of Year	12.531	12.531	12.531	12.565	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 8-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-2

To obtain a GIFL Rollover Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Rollover SAI

John Hancock Annuities Service Center

Post Office Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Rollover NY SAI

John Hancock Annuities Service Center

Post Office Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Rollover Variable Annuity Statement of Additional Information dated April 29, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Statement of Additional Information

dated April 29, 2012

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK in New York as follows:

Prospectus Issued by John Hancock Life Insurance Company of New York

(to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center

For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	Post Office Box 111
Boston, MA 02116	Boston, MA 02117-0111

For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02110-2382	Boston, MA 02205-5446
(877) 391-3748 or (800) 551-2078

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHNY SEP ACCT A SAI 04/12

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02110-2382. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009were $355,245,024, $369,132,052, and $421,625,749, respectively.

1

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
New York	—	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2011, 2010 and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2011 and 2010, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$7,843, 2010—$7,594)	$8,350	$7,813
Held-for-trading—at fair value (cost: 2011—$342, 2010—$393)	372	410
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,019	806
Investment real estate and agriculture	86	85
Policy loans	124	112
Short-term investments	54	67

Total Investments	10,006	9,294
Cash and cash equivalents	250	445
Accrued investment income	127	121
Value of business acquired	30	42
Deferred policy acquisition costs and deferred sales inducements	478	595
Amounts due from affiliates	198	163
Reinsurance recoverable	390	245
Derivative assets	661	24
Deferred income tax asset	-	5
Other assets	49	51
Separate account assets	7,034	7,351

Total Assets	$19,223	$18,336

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,472	$4,972
Policyholders’ funds	830	1,506
Unearned revenue	49	54
Unpaid claims and claim expense reserves	34	21
Policyholder dividends payable	2	2
Coinsurance funds withheld	2,298	2,194
Amounts due to affiliates	227	157
Current income tax payable	166	105
Deferred income tax liability	97	-
Derivative liabilities	586	140
Deferred gains	119	120
Payables for collateral on derivatives	168	-
Other liabilities	91	100
Separate account liabilities	7,034	7,351

Total Liabilities	17,173	16,722

Commitments and Legal Proceedings (Note 10)

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2011 and 2010, respectively)	2	2
Additional paid-in capital	895	895
Retained earnings	818	591
Accumulated other comprehensive income	335	126

Total Shareholder’s Equity	2,050	1,614

Total Liabilities and Shareholder’s Equity	$19,223	$18,336

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$74	$1,164	$27
Fee income	413	282	198
Net investment income	499	462	173
Net realized investment and other gains (losses)	289	(187)	1

Total revenues	1,275	1,721	399

Benefits and expenses
Benefits to policyholders	640	1,366	(94)
Policyholder dividends	6	8	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Other operating costs and expenses	131	200	62

Total benefits and expenses	929	1,642	82

Income before income taxes	346	79	317

Income tax expense (benefit)	119	(102)	108

Net income	$227	$181	$209

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)					(in thousands)
Balance at January 1, 2009	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive loss, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320, recognition of other-than- temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

Comprehensive income:
Net income			181		181
Other comprehensive income, net of tax:
Net unrealized investment gains				121	121

Comprehensive income					302
Dividend paid to Parent			(100)		(100)

Balance at December 31, 2010	$2	$895	$591	$126	$1,614	2,000

Comprehensive income:
Net income			227		227
Other comprehensive income, net of tax:
Net unrealized investment gains				112	112
Cash flow hedges				97	97

Comprehensive income					436

Balance at December 31, 2011	$2	$895	$818	$335	$2,050	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net income	$227	$181	$209
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other (gains) losses	(289)	187	(1)
Amortization of premiums and accretion of discounts associated with investments, net	74	77	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	68	114
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	(76)	(99)
Net cash flows from trading securities	54	(40)	-
Increase in accrued investment income	(6)	(24)	(9)
Decrease (increase) in other assets and other liabilities, net	284	70	(99)
Increase (decrease) in policyholder liabilities and accruals, net	304	338	(23)
Interest credited to policyholder liabilities	110	105	27
(Decrease) increase in deferred income taxes	(12)	(170)	31

Net cash provided by operating activities	842	716	156

Cash flows from investing activities:
Sales of:
Fixed maturities	5,367	2,258	122
Mortgage loans on real estate	76	11	-
Investment real estate and agriculture	-	5	-
Maturities of:
Fixed maturities	551	112	104
Mortgage loans on real estate	23	20	-
Purchases of:
Fixed maturities	(5,911)	(3,031)	(777)
Mortgage loans on real estate	(330)	(82)	-
Investment real estate and agriculture	(3)	(2)	-
Net sales of short-term investments	13	40	407
Policy loans advanced, net	(12)	(15)	(12)
Net change in payable for undelivered securities	3	(2)	-

Net cash used in investing activities	(223)	(686)	(156)

Cash flows from financing activities:
Capital contribution from Parent	-	-	482
Dividend paid to Parent	-	(100)	-
Universal life and investment-type contract deposits	341	395	320
Universal life and investment-type contract maturities and withdrawals	(1,082)	(527)	(65)
Net transfers to separate accounts related to universal life and investment-type contracts	12	1	(119)
Unearned revenue on financial reinsurance	(89)	(26)	(13)
Net reinsurance recoverable	4	3	-

Net cash (used in) provided by financing activities	(814)	(254)	605

Net (decrease) increase in cash and cash equivalents	(195)	(224)	605
Cash and cash equivalents at beginning of year	445	669	64

Cash and cash equivalents at end of year	$250	$445	$669

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly John Hancock Holdings (Delaware), LLC). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance and individual and group fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On January 1, 2010, $7,364 million of NY life insurance and fixed and variable annuity reserves and liabilities related to policyholders who reside in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010 (“NY transfer”).

The NY business was transferred using assumption reinsurance and coinsurance and modified coinsurance with cut-through provisions. The January 1, 2010 impact of the transfer on the Company’s Balance Sheet was an increase in total assets of $7,489 million, an increase in total liabilities of $7,364 million, and an increase in net income of $125 million. The major categories of assets transferred included available-for-sale fixed maturities of $5,791 million, held-for-trading fixed maturities of $354 million, mortgage loans on real estate of $769 million, investment real estate and agriculture of $88 million, accrued investment income of $69 million, value of business acquired (“VOBA”) of $56 million, derivative assets of $17 million, and deferred income tax asset of $143 million. In addition, cash and cash equivalents of $163 million were transferred. The major categories of liabilities transferred included future policy benefits of $4,436 million, policyholders’ funds of $687 million, and coinsurance funds withheld of $2,090 million. In addition, deferred gains of $125 million were recorded.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investments. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other loans on non-accrual status is recognized as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).
Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force related to the NY transfer. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. Deferred acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized (losses) gains on investments as if these (losses) gains had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 59% and 63% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 23%, 52%, and 0% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively. The increase in the participating business resulted from the NY transfer, as discussed under the Business subheading above.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for participating pension contracts and individual and group annuities are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in the participating pension contracts. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Where permitted by state insurance law, the Company administers a retained asset accounts program as the default method for satisfying non-participating traditional life insurance claims. Retained asset accounts earn interest and are subject to withdrawal at any time by the beneficiaries.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$543	$558
Guaranteed investment contracts	91	765

Total liabilities for investment-type products	634	1,323
Individual and group annuities	113	113
Life insurance retained asset accounts	83	70

Total policyholders’ funds	$830	$1,506

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. Deferred gains were recognized in connection with the NY transfer in an amount equal to the excess of the assets transferred less the liabilities transferred on a pre-tax basis. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1— Summary of Significant Accounting Policies - (continued)

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Adoption of Recent Accounting Pronouncements

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments”, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removed the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $37 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities

The Company’s investments in available-for-sale fixed maturities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,791	$354	$21	$5,124
Commercial mortgage-backed securities	676	27	-	703
Collateralized debt obligations	2	-	-	2
Other asset-backed securities	83	3	1	85
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115
Obligations of states and political subdivisions	223	37	-	260
Debt securities issued by foreign governments	59	2	-	61

Total fixed maturities available-for-sale	$7,843	$529	$22	$8,350

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,991	$206	$14	$5,183
Commercial mortgage-backed securities	921	40	-	961
Collateralized debt obligations	9	1	-	10
Other asset-backed securities	61	2	-	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,314	4	17	1,301
Obligations of states and political subdivisions	218	3	7	214
Debt securities issued by foreign governments	80	1	-	81

Total fixed maturities available-for-sale	$7,594	$257	$38	$7,813

The amortized cost and fair value of fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$293	$295
Due after one year through five years	2,013	2,074
Due after five years through ten years	1,584	1,683
Due after ten years	3,192	3,508

	7,082	7,560
Asset-backed and mortgage-backed securities	761	790

Total	$7,843	$8,350

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment gains (losses) in the Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income (loss) on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$375	$17	$51	$4	$426	$21
Other asset-backed securities	17	1	-	-	17	1
Total	$392	$18	$51	$4	$443	$22

	December 31, 2010
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$462	$14	$-	$-	$462	$14
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,047	17	-	-	1,047	17
Obligations of states and political subdivisions	105	7	-	-	105	7
Total	$1,614	$38	$-	$-	$1,614	$38

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $2 million at December 31, 2011 from $1 million at December 31, 2010.

At December 31, 2011 and 2010, there were 90 and 148 fixed maturity securities with an aggregate gross unrealized loss of $22 million and $38 million, respectively, of which the single largest unrealized loss was $5 million and $10 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $1 million were on deposit with the State of NY as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Other	76	Pacific	325
		South Atlantic	210
		West North Central	49
		West South Central	66

Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$2	$9	$-	$4	$7

Year ended December 31, 2010	$-	$2	$-	$-	$2

The Company did not hold any investments in mortgage loans on real estate for the year ended December 31, 2009.

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $16 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $16 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $12 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$23	$16
Allowance for credit losses	(7)	(2)

Net impaired mortgage loans on real estate	$16	$14

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$20	$8	$-
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$29	$27
AA	129	108
A	247	210
BBB	582	426
BB	15	21
B & Lower, and unrated	17	14

Total mortgage loans	$1,019	$806

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate and agriculture was $2 million for the years ended December 31, 2011 and 2010. The Company did not own any investment real estate in 2009. Accumulated depreciation was $3 million and $2 million at December 31, 2011 and 2010, respectively.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 38% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2011 and 2010, total assets of JHIMS were $71 million and $68 million, respectively, and total liabilities of JHIMS were $69 million and $66 million, respectively. For the years ended December 31, 2011, 2010, and 2009, net income of JHIMS was $481 million, $440 million, and $328 million, respectively. The Company’s share of income earned from its investment in JHIMS was $175 million, $166 million, and $127 million for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$366	$345	$43
Mortgage loans on real estate	40	33	-
Investment real estate and agriculture	3	2	-
Policy loans	6	6	3
Short-term investments	1	-	2
Derivatives	23	13	-
Equity method investments and other (1)	182	171	127

Gross investment income	621	570	175

Less investment expenses	24	20	2

Less investment income ceded	98	88	-

Net investment income	$499	$462	$173

Net realized investment and other gains (losses)
Fixed maturities	$337	$16	$1
Mortgage loans on real estate	(7)	(1)	-
Derivatives	(24)	(185)	-
Other invested assets	-	1	-
Amounts credited to participating contract holders	(17)	(18)	-

Net realized investment and other gains (losses)	$289	$(187)	$1

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

The change in net unrealized gain on fixed maturities classified as held-for-trading of $13 million and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2011 and 2010, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2009.

For 2011 and 2010, net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $30 million and $29 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $345 million, $70 million, and $3 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $26 million, $68 million, and $1 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$42	$-
Capitalization (1)	-	56
Amortization	(8)	(8)
Change due to unrealized investment gains	(4)	(6)

Balance, end of year	$30	$42

(1)	Amount transferred from JHUSA on January 1, 2010 in connection with the NY transfer.

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$6
2013	5
2014	5
2015	4
2016	3

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$560	$551
Capitalization	55	76
Amortization	(136)	(58)
Change due to unrealized investment gains	(27)	(9)

Balance, end of year	$452	$560

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$35	$37
Capitalization	1	-
Amortization	(8)	(2)
Change due to unrealized investment gains	(2)	-

Balance, end of year	$26	$35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the NY business were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions. The January 1, 2010 impact of these transfers on the Company’s Balance Sheet was an increase in total assets and total liabilities of $7,489 million and $7,364 million, respectively. There was no pre-tax impact at the time of transfer; revenues were offset against expenses of $1,023 million. The Company recorded a $125 million tax benefit related to this transfer. As of January 1, 2010, the Company recorded $56 million related to VOBA. As of December 31, 2010, the Company reported a receivable from JHUSA of $289 million and a payable to JHUSA of $325 million which was reported with amounts due from and amounts due to affiliates, respectively.

The NY business related to the closed block was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,214 million and $2,133 million was recorded to the coinsurance funds withheld liability as of December 31, 2011 and 2010, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded modified coinsurance reserve adjustments of $6 million and $14 million, which reduced benefits to policyholders in the Statements of Operations for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, respectively, the Company recorded a reinsurance recoverable for cost of reinsurance of $8 million and $4 million, respectively. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $66 million, $65 million, and $41 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had accrued payables of $13 million and $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement shall be determined at fair market value. Costs incurred under this agreement were $2 million, and $1 million, for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, the Company had no accrued payables.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2011, 2010, and 2009, the Company was billed by JHD for underwriting commissions of $95 million, $101 million, and $100 million, respectively. The Company had accrued payables for services provided of $3 million and $5 million at December 31, 2011 and 2010, respectively.

The Company had receivables from JHIMS relating to distributions of $14 million and $15 million, which were included in accrued investment income at December 31, 2011 and 2010, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $51 million and $401 million invested in this pool at December 31, 2011 and 2010, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Direct	$110	$110	$42

Assumed	22	1,090	-

Ceded	(58)	(36)	(15)

Net life and fixed and variable annuity premiums earned	$74	$1,164	$27

For the years ended December 31, 2011, 2010 and 2009, benefits to policyholders under life and annuity ceded reinsurance contracts were $95 million, $107 million, and $40 million, respectively.

At December 31, 2011, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims. In 2009, recoveries under these agreements totaled $40 million on $42 million of death claims.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$47	$25	$-	$47	$14	$-

Cash flow hedges	Interest rate swaps	500	150	-	-	-	-

Total Derivatives in Hedging Relationships		$547	$175	$-	$47	$14	$-

Non-Hedging Relationships
	Interest rate swaps	$4,585	$486	$323	$975	$10	$33
	Interest rate futures	390	-	-	124	-	-
	Equity index futures	467	-	-	152	-	-
	Embedded derivatives – reinsurance contracts	-	-	263	-	-	107
	Embedded derivatives – participating pension contracts (1)	-	-	25	-	-	10
	Embedded derivatives – benefit guarantees (1)	-	74	102	-	47	37

Total Derivatives in Non-Hedging Relationships		5,442	560	713	1,251	57	187

Total Derivatives (2)		$5,989	$735	$713	$1,298	$71	$187

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as fair value hedges or cash flow hedges as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2011 and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following table shows the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)

Total		$10	$(12)	$(2)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship. The Company had no cash flow hedges for the year ended December 31, 2010.

The following table presents the effects of derivatives in cash flow hedging relationships on the Statements of Operations and the Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $0 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 11 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2011, 2010 and 2009, net losses related to derivatives in a non-hedge relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

For the years ended December 31,	2011	2010	2009
	(millions)
Non-Hedging Relationships
Interest rate swaps	$187	$(27)	$-
Interest rate futures	(14)	(1)	-
Equity index futures	(23)	(47)	-
Embedded derivatives	(172)	(110)	-

Total Investment Losses from Derivatives in Non-Hedging Relationships	(22)	$(185)	$-

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 13 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company had accepted collateral consisting of cash of $168 million and $0 million and various securities with a fair value of $181 million and $12 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $1 million and $13 million, respectively, which is included in available-for-sale fixed maturities on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$78	$63
Net amount at risk related to deposits	5	6
Average attained age of contract holders	48	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination benefit of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,425	$1,545
Net amount at risk — net of reinsurance	54	38
Average attained age of contract holders	65	65

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,491	$2,914
Net amount at risk — net of reinsurance	199	154
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$410	$483
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	61

Guaranteed Minimum Withdrawal Benefit
Account value	$2,821	$3,036
Net amount at risk	498	355
Average attained age of contract holders	64	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in millions)
Type of Fund
Equity	$2,085	$2,477
Balanced	1,329	1,290
Bonds	522	571
Money Market	77	79

Total	$4,013	$4,417

The following table summarizes the liabilities for guarantees on variable contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

Balance at January 1, 2010	$20	$6	$54	$80
Assumed reserves from NY transfer (1)	11	-	-	11
Incurred guarantee benefits	(9)	-	-	(9)
Other reserve changes	6	-	(15)	(9)

Balance at December 31, 2010	28	6	39	73
Reinsurance recoverable	-	(47)	-	(47)

Net balance at December 31, 2010	$28	$(41)	$39	$26

(1)	Amount assumed from JHUSA on January 1, 2010.

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations. The discount rates used for the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 9 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged into JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$131	$69	$77

Deferred taxes:
Federal	(12)	(171)	31

Total income tax expense (benefit)	$119	$(102)	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations is as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$121	$28	$111
Add (deduct):
Prior year taxes	2	-	2
Tax credits	(1)	-	-
Dividends received deduction	(6)	(6)	(4)
Unrecognized tax benefits	3	1	-
Tax-exempt investment income	-	(125)	-
Other	-	-	(1)

Total income tax expense (benefit)	$119	$(102)	$108

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$197	$184
Tax credits	8	7
Unearned revenue	11	16
Other	8	-

Total deferred tax assets	224	207

Deferred tax liabilities:
Unrealized investment gains on securities	181	69
Deferred policy acquisition costs	71	86
Deferred sales inducements	10	12
Securities and other investments	45	20
Intangibles	14	15

Total deferred tax liabilities	321	202

Net deferred tax (liabilities) assets	$(97)	$5

At December 31, 2011 the Company had no operating loss carryforwards. At December 31, 2011, the Company had $8 million of tax credits, which consist of $4 million of alternative minimum tax credits and $4 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $69 million and $49 million in 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2004. In 2010, the Company's common parent MHDLLC merged into JHFC resulting in a new combined group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Beginning balance	$15	$17
Additions based on tax positions related to the current year	3	2
Reductions for tax positions of prior years	-	(4)

Ending balance	$18	$15

Included in the balances as of December 31, 2011 and 2010, respectively, are $18 million and $15 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, these items will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2004 through 2007 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $1 million in interest expense per year in 2011, 2010 and 2009. The Company had approximately $4 million and $3 million accrued for interest as of December 31, 2011 and 2010, respectively. The Company did not recognize material penalties during the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $36 million and $14 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments will expire in 2012.

The Company leases office space under operating lease agreements, which will expire in March 2015. Rental expenses were $63 thousand, $62 thousand, and $75 thousand for each of the years ended December 31, 2011, 2010, and 2009, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

(in thousands)
2012	$40
2013	48
2014	49
2015	12

Total minimum lease payments	$149

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the NY State Insurance Department, the NY Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain On Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2009	$27	$-	$27
Gross unrealized investment losses (net of deferred income tax benefit of $13)	(24)	-	(24)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1)	2	-	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1)	3	-	3

Net unrealized investment losses	(20)	-	(20)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $1)	(2)	-	(2)

Balance at December 31, 2009	5	-	5

Gross unrealized investment gains (net of deferred income tax expense of $73)	134	-	134
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1)	(1)	-	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(12)	-	(12)

Net unrealized investment gains	121	-	121

Balance at December 31, 2010	126	-	126

Gross unrealized investment gains (net of deferred income tax expense of $212)	394	-	394
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $111)	(207)	-	(207)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $18)	(33)	-	(33)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)	-	(42)

Net unrealized investment gains	112	-	112
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)	-	97	97

Balance at December 31, 2011	$238	$97	$335

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$507	$219	$14

Total	507	219	14

Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(74)	(23)	(6)
Policyholder liabilities	(66)	(1)	(1)
Deferred income taxes	(129)	(69)	(2)

Total	(269)	(93)	(9)

Net unrealized investment gains	$238	$126	$5

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is NY.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(282) million (unaudited), $(34) million, and $310 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $890 million (unaudited) and $1,019 million, respectively.

Under NY insurance law, no insurer may pay any shareholder dividends from any source other than earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). NY law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company paid shareholder dividends to JHUSA in the amount of $0 million and $100 million for the years ended December 31, 2011 and 2010, respectively.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC, along with the associated net liabilities. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007, whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2011, 2010, and 2009, respectively.

Note 13 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$8,350	$8,350	$7,813	$7,813
Held-for-trading	372	372	410	410
Mortgage loans on real estate	1,019	1,101	806	838
Policy loans	124	124	112	112
Short-term investments	54	54	67	67
Cash and cash equivalents	250	250	445	445
Derivatives:
Interest rate swap agreements	661	661	24	24
Embedded derivatives	74	74	47	47
Separate account assets	7,034	7,034	7,351	7,351

Total assets	$17,938	$18,020	$17,075	$17,107

Liabilities:
Guaranteed investment contracts and funding agreements	$91	$94	$765	$784
Fixed-rate deferred and immediate annuities	1,953	1,932	2,054	2,020
Supplementary contracts without life contingencies	7	7	5	5
Derivatives:
Interest rate swap agreements	323	323	33	33
Embedded derivatives	390	390	154	154

Total liabilities	$2,764	$2,746	$3,011	$2,996

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 effectively created the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Guaranteed investment contracts and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Other asset-backed securities	8	-	8	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Short-term investments	54	-	54	-
Derivative assets (1)	661	-	624	37
Separate account assets (3)	7,034	7,034	-	-
Embedded derivatives- benefit guarantees (2)	74	-	-	74

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivative liabilities (1)	$323	$-	$323	$-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,183	$-	$4,928	$255
Commercial mortgage-backed securities	961	-	951	10
Collateralized debt obligations	10	-	10	-
Other asset-backed securities	63	-	63	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,301	-	1,301	-
Obligations of states and political subdivisions	214	-	207	7
Debt securities issued by foreign governments	81	-	81	-

Total fixed maturities available-for-sale	7,813	-	7,541	272

Fixed maturities held-for-trading:
Corporate securities	246	-	243	3
Commercial mortgage-backed securities	81	-	81	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	3	-	3	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	67	-	67	-
Obligations of states and political subdivisions	12	-	12	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	410	-	407	3

Short-term investments	67	-	67	-
Derivative assets (1)	24	-	24	-
Separate account assets (3)	7,351	7,351	-	-
Embedded derivatives- benefit guarantees (2)	47	-	-	47

Total assets at fair value	$15,712	$7,351	$8,039	$322

Liabilities:
Derivative liabilities (1)	33	-	33	-
Embedded derivatives (2)
Reinsurance contracts	107	-	107	-
Participating pension contracts	10	-	10	-
Benefit guarantees	37	-	-	37

Total liabilities at fair value	$187	$-	$150	$37

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in			Purchases	Issuances	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)		AOCI (2)				Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-		$19	$66	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-		-	-	-	(10)	-	-	-	-
Obligations of states and political subdivisions	7	-		1	4	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-		20	70	-	(16)	41	(4)	383	-

Fixed maturities held-for- trading:
Corporate debt securities	3	1		-	5	-	-	-	(2)	7	1
Obligations of states and political subdivisions	-	-		-	2	-	-	-	-	2

Total fixed maturities held-for-trading	3	1		-	7	-	-	-	(2)	9	1

Net derivatives	-	-		37	-	-	-	-	-	37	-
Net embedded derivatives	10	(38	)(4)	-	-	-	-	-	-	(28)	(38)

Total	$285	$(37)		$57	$77	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value of Financial Instruments - (continued)

	Balance at January 1, 2010	Net realized/unrealized gains (losses) included in:		Purchases, issuances, and settlements (net)	Transfers		Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

		Earnings (1)	AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$-	$(2)	$14	$233	$26	$(16)	$255	$-
Commercial mortgage-backed securities	-	-	-	11	-	(1)	10	-
Obligations of states and political subdivisions	-	-	-	29	7	(29)	7	-

Total fixed maturities available-for-sale	-	(2)	14	273	33	(46)	272	-

Fixed maturities held-for- trading:
Corporate debt securities	-	-	-	4	-	(1)	3	-

Total fixed maturities held-for-trading	-	-	-	4	-	(1)	3	-
Net embedded derivatives	(12)	22 (4)	-	-	-	-	10	22

Total	$(12)	$20	$14	$277	$33	$(47)	$285	$22

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Statements of Operations.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests, which are reported at fair value only in the period in which impairment is recognized. The fair value of these securities is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance, (2) Wealth Management, which primarily serve retail customers, and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	63	235	201	499
Net realized investment and other losses	229	65	(5)	289

Revenues	$632	$444	$199	$1,275

Net income	$90	$11	$126	$227

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$25	$150	$175
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	65	87	-	152
Income tax (benefit) expense	48	(1)	72	119
Segment assets	$5,422	$11,513	$2,288	$19,223

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2010
Revenues from external customers	$327	$1,122	$(3)	$1,446
Net investment income	40	224	198	462
Net realized investment and other losses	(75)	(104)	(8)	(187)

Revenues	$292	$1,242	$187	$1,721

Net income	$21	$39	$121	$181

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$1	$24	$141	$166
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	41	27	-	68
Income tax (benefit) expense	(106)	(60)	64	(102)
Segment assets	$4,264	$12,358	$1,714	$18,336

	Insurance	Wealth Management	Corporate	Total

	(in millions)
2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the “Account,” comprised of the following sub-accounts,

500 Index Trust B Series NAV	Capital Appreciation Value Trust Series II
500 Index Trust Series I	Core Allocation Plus Trust Series II
500 Index Trust Series II	Core Allocation Trust Series I
500 Index Trust Series NAV	Core Allocation Trust Series II
Active Bond Trust Series I	Core Balanced Trust Series I
Active Bond Trust Series II	Core Balanced Trust Series II
All Cap Core Trust Series I	Core Balanced Strategy Trust Series NAV
All Cap Core Trust Series II	Core Bond Trust Series II
All Cap Value Trust Series I	Core Disciplined Diversification Trust Series II
All Cap Value Trust Series II	Core Fundamental Holdings Trust Series II
American Asset Allocation Trust Series I	Core Fundamental Holdings Trust Series III
American Asset Allocation Trust Series II	Core Global Diversification Trust Series II
American Blue-Chip Income & Growth Trust Series II	Core Global Diversification Trust Series III
American Blue-Chip Income & Growth Trust Series III	Core Strategy Trust Series II
American Global Growth Trust Series II	Core Strategy Trust Series NAV
American Global Small Capitalization Trust Series II	Disciplined Diversification Trust Series II
American Global Small Capitalization Trust Series III	DWS Equity 500 Index
American Growth Trust Series II	Equity-Income Trust Series I
American Growth Trust Series III	Equity-Income Trust Series II
American Growth-Income Trust Series I	Financial Services Trust Series I
American Growth-Income Trust Series II	Financial Services Trust Series II
American Growth-Income Trust Series III	Founding Allocation Trust Series II
American High-Income Bond Trust Series II	Fundamental All Cap Core Trust Series II
American High-Income Bond Trust Series III	(Formerly, Optimized All Cap Trust Series II)
American International Trust Series II	Fundamental Holdings Trust Series II
American International Trust Series III	(Formerly, American Fundamental Holdings Trust Series II)
American New World Trust Series II	Fundamental Large Cap Value Trust Series II
American New World Trust Series III	(Formerly, Optimized Value Trust Series II)
Balanced Trust Series I	Fundamental Value Trust Series I
Blue Chip Growth Trust Series I	Fundamental Value Trust Series II
Blue Chip Growth Trust Series II	Global Bond Trust Series I
Bond PS Series II	Global Bond Trust Series II
Bond Trust Series I	Global Diversification Trust Series II
Bond Trust Series II	(Formerly, American Global Diversification Trust Series II)
Capital Appreciation Trust Series I	Global Trust Series I
Capital Appreciation Trust Series II

Report of Independent Registered Public Accounting Firm

Global Trust Series II

Health Sciences Trust Series I

Health Sciences Trust Series II

High Yield Trust Series I

High Yield Trust Series II

International Core Trust Series I

International Core Trust Series II

International Equity Index Trust A Series I

International Equity Index Trust A Series II

International Equity Index Trust B Series NAV

International Opportunities Trust Series II

International Small Company Trust Series I

International Small Company Trust Series II

International Value Trust Series I

International Value Trust Series II

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series II

Large Cap Trust Series I

Large Cap Trust Series II

Lifestyle Aggressive Trust Series I

Lifestyle Aggressive Trust Series II

Lifestyle Balanced Trust Series I

Lifestyle Balanced Trust Series II

Lifestyle Balanced PS Series II

Lifestyle Conservative Trust Series I

Lifestyle Conservative Trust Series II

Lifestyle Conservative PS Series II

Lifestyle Growth Trust Series I

Lifestyle Growth Trust Series II

Lifestyle Growth PS Series II

Lifestyle Moderate Trust Series I

Lifestyle Moderate Trust Series II

Lifestyle Moderate PS Series II

Mid Cap Index Trust Series I

Mid Cap Index Trust Series II

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series II

Mid Value Trust Series I

Mid Value Trust Series II

Money Market Trust Series I

Money Market Trust Series II

Money Market Trust B Series NAV

Mutual Shares Trust Series I

Natural Resources Trust Series II

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series II

Real Return Bond Trust Series II

Science & Technology Trust Series I

Science & Technology Trust Series II

Short Term Government Income Trust Series I

Short Term Government Income Trust Series II

Small Cap Growth Trust Series I

Small Cap Growth Trust Series II

Small Cap Index Trust Series I

Small Cap Index Trust Series II

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series II

Small Cap Value Trust Series II

Small Company Value Trust Series I

Small Company Value Trust Series II

Smaller Company Growth Trust Series I

Smaller Company Growth Trust Series II

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series II

Total Bond Market Trust A Series II

Total Bond Market Trust A Series NAV

Total Return Trust Series I

Total Return Trust Series II

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series II

Ultra Short Term Bond Trust Series I

Ultra Short Term Bond Trust Series II

Utilities Trust Series I

Utilities Trust Series II

Value Trust Series I

Value Trust Series II

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2011, and the results of their operations and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Net Assets
Contracts in accumulation	$5,927,609	$2,126,699	$9,116,504	$1,355,285	$3,434,237	$40,172,045
Contracts in payout (annuitization)	—	—	13,877	—	—	—

Total net assets	$5,927,609	$2,126,699	$9,130,381	$1,355,285	$3,434,237	$40,172,045

Units outstanding	555,214	201,124	644,068	76,753	205,461	2,440,709
Unit value	$10.68	$10.57	$14.18	$17.66	$16.71	$16.46

Shares	377,314	193,688	834,587	125,257	353,317	4,124,440
Cost	$6,651,165	$1,977,722	$8,664,726	$1,301,938	$3,311,350	$38,775,006

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Net Assets
Contracts in accumulation	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,825,436	$95,874,031
Contracts in payout (annuitization)	—	—	—	—	9,353	—

Total net assets	$2,860,503	$961,570	$1,303,424	$4,000,859	$6,834,789	$95,874,031

Units outstanding	185,841	62,855	79,637	232,813	590,511	8,338,609
Unit value	$15.39	$15.30	$16.37	$17.18	$11.57	$11.50

Shares	173,997	58,597	163,541	502,620	624,752	8,755,620
Cost	$2,399,588	$1,077,563	$1,286,196	$3,943,875	$5,512,761	$84,627,768

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Blue-Chip Income & Growth Trust Series II	American Blue-Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Net Assets
Contracts in accumulation	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,096,438
Contracts in payout (annuitization)	—	—	—	—	—	9,958

Total net assets	$7,559,486	$555,064	$11,098,748	$4,005,393	$11,572	$117,106,396

Units outstanding	459,056	47,330	1,022,128	434,732	1,154	6,865,890
Unit value	$16.47	$11.73	$10.86	$9.21	$10.03	$17.06

Shares	684,117	50,323	1,099,975	497,564	1,437	7,896,588
Cost	$8,926,760	$549,169	$11,564,169	$4,056,573	$11,604	$121,945,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American High-Income Bond Trust Series II	American High- Income Bond Trust Series III
Total Assets
Investments at fair value	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Net Assets
Contracts in accumulation	$344,831	$6,692,028	$104,373,426	$145,693	$5,229,073	$267,355
Contracts in payout (annuitization)	—	—	8,876	—	—	—

Total net assets	$344,831	$6,692,028	$104,382,302	$145,693	$5,229,073	$267,355

Units outstanding	30,029	404,268	6,771,046	12,491	383,113	17,333
Unit value	$11.48	$16.55	$15.42	$11.66	$13.65	$15.42

Shares	23,284	464,724	7,258,853	10,139	509,160	26,084
Cost	$341,337	$5,215,750	$113,731,082	$150,396	$5,331,321	$276,522

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Balanced Trust Series I	Blue Chip Growth Trust Series I
Total Assets
Investments at fair value	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Net Assets
Contracts in accumulation	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,286,479
Contracts in payout (annuitization)	—	—	—	—	—	31,515

Total net assets	$66,059,855	$318,923	$5,255,826	$21,742	$28,657	$18,317,994

Units outstanding	3,466,530	30,738	437,178	1,884	1,730	913,838
Unit value	$19.06	$10.38	$12.02	$11.54	$16.57	$20.05

Shares	4,797,375	23,245	452,698	1,878	1,770	891,821
Cost	$79,421,515	$356,508	$5,615,383	$25,470	$30,020	$14,761,979

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II
Total Assets
Investments at fair value	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Net Assets
Contracts in accumulation	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$15,490,462	$118,593	$826,777	$82,343,866	$10,224,791	$8,266,704

Units outstanding	1,018,057	9,353	65,741	6,556,104	1,056,091	558,427
Unit value	$15.22	$12.68	$12.58	$12.56	$9.68	$14.80

Shares	759,336	9,368	60,703	6,036,940	1,028,651	840,967
Cost	$13,771,306	$119,873	$840,495	$83,616,827	$9,322,759	$7,492,120

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series II	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Balanced Trust Series I	Core Balanced Trust Series II
Total Assets
Investments at fair value	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Net Assets
Contracts in accumulation	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$20,553,285	$8,573,045	$53,370	$8,898,223	$36,212	$16,865,845

Units outstanding	1,567,890	761,664	3,357	558,691	2,228	1,021,384
Unit value	$13.11	$11.26	$15.90	$15.93	$16.25	$16.51

Shares	1,788,798	864,218	3,560	593,611	2,234	1,039,818
Cost	$17,478,372	$7,592,310	$53,216	$9,086,183	$34,945	$16,354,400

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series II
Total Assets
Investments at fair value	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Net Assets
Contracts in accumulation	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$192,646	$1,007,484	$14,559,500	$22,127,728	$30,380	$20,867,510

Units outstanding	12,834	62,059	887,182	1,403,537	1,917	1,354,788
Unit value	$15.01	$16.23	$16.41	$15.77	$15.85	$15.40

Shares	13,369	72,900	902,635	1,426,675	1,960	1,391,167
Cost	$181,726	$977,625	$14,722,589	$21,636,508	$31,096	$21,622,411

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index	Equity-Income Trust Series I
Total Assets
Investments at fair value	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Net Assets
Contracts in accumulation	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,805,432
Contracts in payout (annuitization)	—	—	—	—	—	17,933

Total net assets	$165,257	$54,036,431	$423,409	$8,390,206	$4,013,038	$24,823,365

Units outstanding	10,740	4,060,704	26,942	683,087	204,725	881,322
Unit value	$15.39	$13.31	$15.72	$12.28	$19.60	$28.17

Shares	11,032	4,343,765	34,146	714,060	304,479	1,838,768
Cost	$166,806	$51,977,360	$379,220	$6,755,175	$3,958,181	$27,989,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity- Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)
Total Assets
Investments at fair value	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Net Assets
Contracts in accumulation	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$24,409,531	$511,958	$3,642,531	$81,209,881	$6,464,409	$73,263,577

Units outstanding	1,637,805	42,924	293,018	7,856,654	380,583	6,508,089
Unit value	$14.90	$11.93	$12.43	$10.34	$16.99	$11.26

Shares	1,812,140	48,665	347,570	8,530,450	518,397	7,268,212
Cost	$26,184,351	$496,637	$3,636,417	$85,617,324	$8,058,370	$63,696,688

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental Large Cap Value Trust Series II (c)	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (d)
Total Assets
Investments at fair value	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Net Assets
Contracts in accumulation	$2,064,005	$23,524,552	$31,371,835	$3,147,798	$16,608,422	$46,024,166
Contracts in payout (annuitization)	—	2,097	—	—	—	—

Total net assets	$2,064,005	$23,526,649	$31,371,835	$3,147,798	$16,608,422	$46,024,166

Units outstanding	151,195	1,708,893	2,185,488	96,263	780,411	4,182,897
Unit value	$13.65	$13.77	$14.35	$32.70	$21.28	$11.00

Shares	206,814	1,723,564	2,301,675	237,929	1,263,959	4,809,213
Cost	$2,646,232	$18,227,611	$29,649,092	$3,085,487	$15,561,326	$42,377,813

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Net Assets
Contracts in accumulation	$7,569,187	$4,280,218	$1,860,873	$6,568,073	$2,395,166	$6,913,713
Contracts in payout (annuitization)	6,132	—	—	—	6,925	981

Total net assets	$7,575,319	$4,280,218	$1,860,873	$6,568,073	$2,402,091	$6,914,694

Units outstanding	313,686	304,983	84,157	283,980	129,019	354,042
Unit value	$24.15	$14.03	$22.11	$23.13	$18.62	$19.53

Shares	569,145	322,548	109,592	395,667	439,944	1,248,140
Cost	$8,242,393	$5,525,919	$1,612,794	$5,540,215	$2,954,893	$8,421,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II
Total Assets
Investments at fair value	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Net Assets
Contracts in accumulation	$1,647,376	$1,608,520	$1,491,005	$4,380,160	$2,188,644	$2,490,199
Contracts in payout (annuitization)	4,766	—	428	—	—	—

Total net assets	$1,652,142	$1,608,520	$1,491,433	$4,380,160	$2,188,644	$2,490,199

Units outstanding	131,636	112,716	92,388	280,963	239,420	195,583
Unit value	$12.55	$14.27	$16.14	$15.59	$9.14	$12.73

Shares	192,109	185,527	167,201	490,500	166,184	236,936
Cost	$2,271,926	$1,925,885	$2,034,063	$6,093,071	$2,831,265	$2,781,852

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Net Assets
Contracts in accumulation	$1,923,215	$4,290,826	$5,422,364	$11,757,299	$5,872,126	$22,732,761
Contracts in payout (annuitization)	507	—	1,585	—	14,857	—

Total net assets	$1,923,722	$4,290,826	$5,423,949	$11,757,299	$5,886,983	$22,732,761

Units outstanding	157,000	352,954	359,782	708,414	221,979	1,246,358
Unit value	$12.25	$12.16	$15.08	$16.60	$26.52	$18.24

Shares	222,911	497,199	529,166	1,148,173	502,731	1,939,656
Cost	$2,014,369	$4,560,179	$7,589,453	$15,725,888	$5,640,299	$21,787,865

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Large Cap Trust Series I	Large Cap Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Net Assets
Contracts in accumulation	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,866,658	$834,362,857
Contracts in payout (annuitization)	—	—	—	—	15,747	206,329

Total net assets	$9,501,814	$1,095,543	$2,186,278	$27,074,792	$24,882,405	$834,569,186

Units outstanding	736,137	86,064	151,007	1,722,662	1,379,705	52,930,700
Unit value	$12.91	$12.73	$14.48	$15.72	$18.03	$15.77

Shares	796,464	92,062	285,415	3,543,821	2,180,754	73,465,598
Cost	$12,098,197	$1,240,300	$2,370,575	$29,906,497	$24,906,755	$868,234,665

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Net Assets
Contracts in accumulation	$3,438,305	$9,838,420	$215,911,659	$2,242,153	$16,595,777	$893,126,399
Contracts in payout (annuitization)	—	20,425	—	—	—	153,575

Total net assets	$3,438,305	$9,858,845	$215,911,659	$2,242,153	$16,595,777	$893,279,974

Units outstanding	281,979	470,217	12,905,205	178,757	1,015,784	59,614,348
Unit value	$12.19	$20.97	$16.73	$12.54	$16.34	$14.98

Shares	291,382	784,940	17,272,933	181,404	1,519,760	81,952,291
Cost	$3,435,909	$9,353,241	$205,482,941	$2,244,808	$17,949,477	$977,526,470

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Net Assets
Contracts in accumulation	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$7,183,534	$11,196,143	$314,277,017	$2,224,706	$1,248,720	$10,193,923

Units outstanding	600,423	570,648	19,553,978	180,031	60,738	554,570
Unit value	$11.96	$19.62	$16.07	$12.36	$20.56	$18.38

Shares	627,931	945,620	26,656,236	184,776	74,551	610,049
Cost	$7,090,175	$10,859,820	$301,901,511	$2,225,481	$1,196,234	$9,665,218

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Net Assets
Contracts in accumulation	$7,589,031	$13,817,236	$2,953,115	$9,905,528	$9,173,716	$60,031,633
Contracts in payout (annuitization)	—	—	10,866	—	13,211	—

Total net assets	$7,589,031	$13,817,236	$2,963,981	$9,905,528	$9,186,927	$60,031,633

Units outstanding	490,026	736,512	183,859	619,332	571,821	4,853,700
Unit value	$15.49	$18.76	$16.12	$15.99	$16.07	$12.37

Shares	591,507	1,101,853	282,553	943,384	9,186,927	60,031,633
Cost	$8,513,387	$15,347,999	$2,131,064	$7,264,560	$9,186,927	$60,031,633

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Net Assets
Contracts in accumulation	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,587,295	$8,890,201
Contracts in payout (annuitization)	—	—	—	—	3,124	—

Total net assets	$2,970,881	$611,592	$11,887,387	$3,510,723	$2,590,419	$8,890,201

Units outstanding	241,734	53,435	421,833	203,320	78,660	351,490
Unit value	$12.29	$11.45	$28.18	$17.27	$32.93	$25.29

Shares	2,970,881	63,377	1,187,551	333,719	211,290	723,958
Cost	$2,970,881	$605,871	$12,411,938	$3,632,672	$2,297,963	$6,928,929

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Net Assets
Contracts in accumulation	$8,238,885	$5,954,022	$4,780,221	$8,724,302	$8,326,510	$21,464
Contracts in payout (annuitization)	—	16,627	—	—	—	—

Total net assets	$8,238,885	$5,970,649	$4,780,221	$8,724,302	$8,326,510	$21,464

Units outstanding	459,618	503,132	300,417	683,436	656,081	1,741
Unit value	$17.93	$11.87	$15.91	$12.77	$12.69	$12.33

Shares	667,116	382,734	311,415	674,733	643,471	2,338
Cost	$8,035,584	$4,734,102	$4,101,898	$8,703,603	$8,337,644	$25,593

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Net Assets:
Contracts in accumulation	$2,534,145	$449,536	$7,345,099	$1,125,686	$5,726,956	$3,469,503
Contracts in payout (annuitization)	—	—	7,466	—	—	—

Total net assets	$2,534,145	$449,536	$7,352,565	$1,125,686	$5,726,956	$3,469,503

Units outstanding	157,692	27,598	436,104	54,741	289,029	200,891
Unit value	$16.07	$16.29	$16.86	$20.56	$19.81	$17.27

Shares	280,636	34,185	560,409	59,434	304,950	183,669
Cost	$2,789,869	$433,203	$7,971,879	$1,122,218	$5,487,014	$2,978,930

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Net Assets
Contracts in accumulation	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,537,095
Contracts in payout (annuitization)	—	—	—	—	—	3,175

Total net assets	$3,751,194	$10,925,503	$1,827,093	$2,411,266	$5,728,038	$10,540,270

Units outstanding	152,124	559,869	123,384	163,832	309,442	580,262
Unit value	$24.66	$19.51	$14.81	$14.72	$18.51	$18.16

Shares	223,152	655,793	111,817	148,203	449,258	824,747
Cost	$3,687,081	$10,881,669	$1,587,618	$2,072,496	$6,526,911	$11,929,169

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II
Total Assets
Investments at fair value	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Net Assets
Contracts in accumulation	$5,218,220	$990,599	$15,626,150	$29,424,987	$415,454	$7,179,834
Contracts in payout (annuitization)	—	—	27,217	8,690	—	—

Total net assets	$5,218,220	$990,599	$15,653,367	$29,433,677	$415,454	$7,179,834

Units outstanding	360,361	68,575	710,844	1,576,303	35,277	466,123
Unit value	$14.48	$14.45	$22.02	$18.67	$11.78	$15.40

Shares	364,656	69,273	1,133,481	2,132,875	35,846	620,556
Cost	$5,220,951	$974,755	$15,753,973	$29,542,521	$417,576	$7,269,933

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Net Assets
Contracts in accumulation	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,237,696	$3,236,098
Contracts in payout (annuitization)	—	—	—	—	2,597	—

Total net assets	$19,654	$5,491,311	$1,886,100	$4,795,302	$4,240,293	$3,236,098

Units outstanding	1,586	448,287	92,288	155,206	154,743	175,393
Unit value	$12.39	$12.25	$20.44	$30.90	$27.40	$18.45

Shares	1,611	450,107	158,230	405,009	255,747	195,653
Cost	$19,953	$5,561,597	$1,855,447	$4,693,536	$4,441,655	$3,105,040

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$108,067	$105,318	$33,724	$34,615	$123,900	$120,064
Expenses:
Mortality and expense risk and administrative charges	(95,856)	(93,078)	(38,458)	(40,244)	(152,073)	(157,578)

Net investment income (loss)	12,211	12,240	(4,734)	(5,629)	(28,173)	(37,514)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,898	—	22,734	—
Net realized gain (loss)	(128,769)	(233,355)	(39,312)	(118,783)	50,000	(296,976)

Realized gains (losses)	(128,769)	(233,355)	(33,414)	(118,783)	72,734	(296,976)

Unrealized appreciation (depreciation) during the period	136,041	972,425	35,649	434,632	(19,993)	1,538,024

Net increase (decrease) in contract owners’ equity from operations	19,483	751,310	(2,499)	310,220	24,568	1,203,534

Changes from principal transactions:
Purchase payments	92,372	41,392	11,251	20,179	46,883	62,317
Transfers between sub-accounts and the company	(113,080)	(121,929)	(60,701)	(93,910)	(632,606)	98,440
Withdrawals	(398,820)	(319,626)	(405,667)	(355,795)	(920,197)	(893,181)
Annual contract fee	(33,189)	(33,741)	(1,864)	(2,384)	(36,259)	(37,685)

Net increase (decrease) in contract owners’ equity from principal transactions	(452,717)	(433,904)	(456,981)	(431,910)	(1,542,179)	(770,109)

Total increase (decrease) in contract owners’ equity	(433,234)	317,406	(459,480)	(121,690)	(1,517,611)	433,425
Contract owners’ equity at beginning of period	6,360,843	6,043,437	2,586,179	2,707,869	10,647,992	10,214,567

Contract owners’ equity at end of period	$5,927,609	$6,360,843	$2,126,699	$2,586,179	$9,130,381	$10,647,992

	2011	2010	2011	2010	2011	2010
Units, beginning of period	597,448	641,987	244,336	288,558	749,755	810,761
Units issued	10,949	22,517	17,613	16,108	26,149	60,268
Units redeemed	53,183	67,056	60,825	60,330	131,836	121,274

Units, end of period	555,214	597,448	201,124	244,336	644,068	749,755

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$22,243	$12,054	$189,283	$306,751	$2,083,021	$3,244,956
Expenses:
Mortality and expense risk and administrative charges	(11,531)	(5,001)	(58,084)	(68,937)	(715,496)	(750,297)

Net investment income (loss)	10,712	7,053	131,199	237,814	1,367,525	2,494,659

Realized gains (losses) on investments:
Capital gain distributions received	3,329	—	—	—	—	—
Net realized gain (loss)	22,723	11,276	39,807	22,331	488,327	147,195

Realized gains (losses)	26,052	11,276	39,807	22,331	488,327	147,195

Unrealized appreciation (depreciation) during the period	(34,882)	78,299	(12,542)	247,186	(29,200)	2,544,305

Net increase (decrease) in contract owners’ equity from operations	1,882	96,628	158,464	507,331	1,826,652	5,186,159

Changes from principal transactions:
Purchase payments	290,827	554,582	1,275	300	159,740	303,416
Transfers between sub-accounts and the company	150,558	115,661	(41,708)	103,179	(3,238,265)	(455,973)
Withdrawals	(27,941)	(12,490)	(780,240)	(1,309,796)	(6,087,201)	(3,976,577)
Annual contract fee	(18,454)	(23,531)	(2,497)	(2,823)	(154,980)	(171,135)

Net increase (decrease) in contract owners’ equity from principal transactions	394,990	634,222	(823,170)	(1,209,140)	(9,320,706)	(4,300,269)

Total increase (decrease) in contract owners’ equity	396,872	730,850	(664,706)	(701,809)	(7,494,054)	885,890
Contract owners’ equity at beginning of period	958,413	227,563	4,098,943	4,800,752	47,666,099	46,780,209

Contract owners’ equity at end of period	$1,355,285	$958,413	$3,434,237	$4,098,943	$40,172,045	$47,666,099

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,645	14,732	255,460	335,545	3,013,411	3,309,048
Units issued	31,552	44,293	5,859	15,218	140,751	300,127
Units redeemed	9,444	4,380	55,858	95,303	713,453	595,764

Units, end of period	76,753	54,645	205,461	255,460	2,440,709	3,013,411

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$30,690	$34,593	$8,346	$8,690	$4,819	$5,980
Expenses:
Mortality and expense risk and administrative charges	(46,841)	(51,034)	(17,114)	(16,791)	(24,527)	(27,298)

Net investment income (loss)	(16,151)	(16,441)	(8,768)	(8,101)	(19,708)	(21,318)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Realized gains (losses)	131,705	103,202	(4,539)	(19,194)	(30,734)	(217,101)

Unrealized appreciation (depreciation) during the period	(139,144)	279,796	(5,621)	138,557	(41,378)	490,140

Net increase (decrease) in contract owners’ equity from operations	(23,590)	366,557	(18,928)	111,262	(91,820)	251,721

Changes from principal transactions:
Purchase payments	1,603	7,920	6,567	9,395	849	924
Transfers between sub-accounts and the company	(142,729)	(87,651)	(51,835)	(10,020)	(121,434)	(116,509)
Withdrawals	(432,863)	(615,384)	(84,794)	(73,077)	(207,883)	(216,505)
Annual contract fee	(2,598)	(3,010)	(5,071)	(5,365)	(1,076)	(1,504)

Net increase (decrease) in contract owners’ equity from principal transactions	(576,587)	(698,125)	(135,133)	(79,067)	(329,544)	(333,594)

Total increase (decrease) in contract owners’ equity	(600,177)	(331,568)	(154,061)	32,195	(421,364)	(81,873)
Contract owners’ equity at beginning of period	3,460,680	3,792,248	1,115,631	1,083,436	1,724,788	1,806,661

Contract owners’ equity at end of period	$2,860,503	$3,460,680	$961,570	$1,115,631	$1,303,424	$1,724,788

	2011	2010	2011	2010	2011	2010
Units, beginning of period	222,732	283,207	72,091	77,751	99,334	121,385
Units issued	1,463	1,958	4,006	1,532	4,589	1,084
Units redeemed	38,354	62,433	13,242	7,192	24,286	23,135

Units, end of period	185,841	222,732	62,855	72,091	79,637	99,334

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$6,150	$7,182	$105,319	$125,098	$1,334,852	$1,478,405
Expenses:
Mortality and expense risk and administrative charges	(72,140)	(75,227)	(112,696)	(128,065)	(1,554,323)	(1,550,407)

Net investment income (loss)	(65,990)	(68,045)	(7,377)	(2,967)	(219,471)	(72,002)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	3,126	—	37,605
Net realized gain (loss)	(475,786)	(481,062)	464,077	500,619	(1,304,815)	(2,165,340)

Realized gains (losses)	(475,786)	(481,062)	464,077	503,745	(1,304,815)	(2,127,735)

Unrealized appreciation (depreciation) during the period	294,796	1,274,706	(481,302)	319,058	1,071,819	12,238,742

Net increase (decrease) in contract owners’ equity from operations	(246,980)	725,599	(24,602)	819,836	(452,467)	10,039,005

Changes from principal transactions:
Purchase payments	13,702	78,396	43,819	23,328	1,030,718	1,975,790
Transfers between sub-accounts and the company	(5,094)	(110,692)	(294,370)	(244,059)	(4,502,945)	(1,764,611)
Withdrawals	(744,181)	(415,266)	(1,152,681)	(2,059,425)	(7,131,200)	(3,481,384)
Annual contract fee	(14,330)	(15,644)	(5,479)	(6,446)	(620,550)	(618,942)

Net increase (decrease) in contract owners’ equity from principal transactions	(749,903)	(463,206)	(1,408,711)	(2,286,602)	(11,223,977)	(3,889,147)

Total increase (decrease) in contract owners’ equity	(996,883)	262,393	(1,433,313)	(1,466,766)	(11,676,444)	6,149,858
Contract owners’ equity at beginning of period	4,997,742	4,735,349	8,268,102	9,734,868	107,550,475	101,400,617

Contract owners’ equity at end of period	$4,000,859	$4,997,742	$6,834,789	$8,268,102	$95,874,031	$107,550,475

	2011	2010	2011	2010	2011	2010
Units, beginning of period	272,008	299,688	710,831	924,283	9,291,199	9,657,714
Units issued	29,461	12,618	26,080	40,319	155,491	296,640
Units redeemed	68,656	40,298	146,400	253,771	1,108,081	663,155

Units, end of period	232,813	272,008	590,511	710,831	8,338,609	9,291,199

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III		American Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$92,184	$104,336	$9,773	$5,821	$—	$2,171,143
Expenses:
Mortality and expense risk and administrative charges	(134,775)	(145,990)	(4,572)	(1,912)	(1,185,419)	(1,442,690)

Net investment income (loss)	(42,591)	(41,654)	5,201	3,909	(1,185,419)	728,453

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Realized gains (losses)	(906,492)	(965,347)	5,734	3,430	501,414	(1,319,168)

Unrealized appreciation (depreciation) during the period	689,336	1,874,262	(22,136)	24,011	3,242,535	4,441,039

Net increase (decrease) in contract owners’ equity from operations	(259,747)	867,261	(11,201)	31,350	2,558,530	3,850,324

Changes from principal transactions:
Purchase payments	39,218	67,466	117,928	208,768	461,121	833,317
Transfers between sub-accounts and the company	(311,948)	(523,530)	105,695	47,956	(90,503,739)	1,370,069
Withdrawals	(1,312,092)	(888,313)	(14,976)	(4,482)	(5,101,580)	(6,129,807)
Annual contract fee	(31,414)	(32,814)	(7,096)	(8,884)	(352,427)	(453,304)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,616,236)	(1,377,191)	201,551	243,358	(95,496,625)	(4,379,725)

Total increase (decrease) in contract owners’ equity	(1,875,983)	(509,930)	190,350	274,708	(92,938,095)	(529,401)
Contract owners’ equity at beginning of period	9,435,469	9,945,399	364,714	90,006	92,938,095	93,467,496

Contract owners’ equity at end of period	$7,559,486	$9,435,469	$555,064	$364,714	$—	$92,938,095

	2011	2010	2011	2010	2011	2010
Units, beginning of period	556,024	645,237	30,505	8,370	6,924,316	7,265,638
Units issued	18,797	28,199	21,536	24,110	252,622	950,022
Units redeemed	115,765	117,412	4,711	1,975	7,176,939	1,291,344

Units, end of period	459,056	556,024	47,330	30,505	—	6,924,316

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series III		American Global Growth Trust Series II		American Global Small Capitalization Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,058	$93,016	$123,197	$33,372	$53,936
Expenses:
Mortality and expense risk and administrative charges	(5,489)	(2,700)	(191,875)	(202,427)	(71,962)	(74,325)

Net investment income (loss)	(5,489)	12,358	(98,859)	(79,230)	(38,590)	(20,389)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	15,012
Net realized gain (loss)	26,577	1,770	(394,996)	(569,944)	(3,630)	(477,466)

Realized gains (losses)	26,577	1,770	(394,996)	(569,944)	(3,630)	(462,454)

Unrealized appreciation (depreciation) during the period	5,201	(3,769)	(789,374)	1,896,871	(994,794)	1,381,325

Net increase (decrease) in contract owners’ equity from operations	26,289	10,359	(1,283,229)	1,247,697	(1,037,014)	898,482

Changes from principal transactions:
Purchase payments	199,591	312,824	48,037	145,596	64,713	52,168
Transfers between sub-accounts and the company	(747,632)	98,114	(634,450)	(318,609)	91,363	(222,473)
Withdrawals	(6,622)	(5,114)	(905,152)	(432,525)	(380,919)	(227,481)
Annual contract fee	(9,282)	(13,046)	(68,181)	(73,407)	(24,546)	(25,503)

Net increase (decrease) in contract owners’ equity from principal transactions	(563,945)	392,778	(1,559,746)	(678,945)	(249,389)	(423,289)

Total increase (decrease) in contract owners’ equity	(537,656)	403,137	(2,842,975)	568,752	(1,286,403)	475,193
Contract owners’ equity at beginning of period	537,656	134,519	13,941,723	13,372,971	5,291,796	4,816,603

Contract owners’ equity at end of period	$—	$537,656	$11,098,748	$13,941,723	$4,005,393	$5,291,796

	2011	2010	2011	2010	2011	2010
Units, beginning of period	40,945	10,793	1,145,847	1,203,593	454,695	496,793
Units issued	24,118	32,280	85,136	134,468	64,574	99,026
Units redeemed	65,063	2,128	208,855	192,214	84,537	141,124

Units, end of period	—	40,945	1,022,128	1,145,847	434,732	454,695

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$159	$153	$105,087	$252,241	$2,142	$1,618
Expenses:
Mortality and expense risk and administrative charges	(97)	(80)	(2,040,395)	(2,100,364)	(3,104)	(1,244)

Net investment income (loss)	62	73	(1,935,308)	(1,848,123)	(962)	374

Realized gains (losses) on investments:
Capital gain distributions received	—	31	—	—	—	—
Net realized gain (loss)	256	415	(7,245,731)	(9,696,901)	5,652	3,527

Realized gains (losses)	256	446	(7,245,731)	(9,696,901)	5,652	3,527

Unrealized appreciation (depreciation) during the period	(2,742)	1,436	2,126,472	32,357,393	(24,907)	26,818

Net increase (decrease) in contract owners’ equity from operations	(2,424)	1,955	(7,054,567)	20,812,369	(20,217)	30,719

Changes from principal transactions:
Purchase payments	240	283	641,989	1,104,341	67,755	159,865
Transfers between sub-accounts and the company	4,762	(889)	(262,120)	(8,200,594)	58,905	30,180
Withdrawals	(1,207)	7	(13,330,560)	(9,934,464)	(11,118)	(4,026)
Annual contract fee	(103)	(93)	(537,064)	(571,547)	(4,842)	(6,604)

Net increase (decrease) in contract owners’ equity from principal transactions	3,692	(692)	(13,487,755)	(17,602,264)	110,700	179,415

Total increase (decrease) in contract owners’ equity	1,268	1,263	(20,542,322)	3,210,105	90,483	210,134
Contract owners’ equity at beginning of period	10,304	9,041	137,648,718	134,438,613	254,348	44,214

Contract owners’ equity at end of period	$11,572	$10,304	$117,106,396	$137,648,718	$344,831	$254,348

	2011	2010	2011	2010	2011	2010
Units, beginning of period	822	876	7,522,530	8,519,369	20,995	4,287
Units issued	460	72	485,159	354,258	12,809	18,712
Units redeemed	128	126	1,141,799	1,351,097	3,775	2,004

Units, end of period	1,154	822	6,865,890	7,522,530	30,029	20,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$82,286	$91,176	$1,160,285	$1,151,008	$2,314	$292
Expenses:
Mortality and expense risk and administrative charges	(119,442)	(131,558)	(1,821,174)	(1,892,756)	(761)	(157)

Net investment income (loss)	(37,156)	(40,382)	(660,889)	(741,748)	1,553	135

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Realized gains (losses)	554,919	388,345	(4,784,669)	(5,437,509)	318	354

Unrealized appreciation (depreciation) during the period	(791,901)	393,519	1,653,850	17,322,815	(8,212)	1,648

Net increase (decrease) in contract owners’ equity from operations	(274,138)	741,482	(3,791,708)	11,143,558	(6,341)	2,137

Changes from principal transactions:
Purchase payments	5,885	7,088	545,338	930,531	480	565
Transfers between sub-accounts and the company	(422,298)	(183,311)	(1,959,514)	(2,697,816)	131,153	(3)
Withdrawals	(1,278,132)	(1,173,638)	(12,383,165)	(8,246,110)	—	13
Annual contract fee	(5,468)	(7,063)	(501,156)	(535,398)	(206)	(186)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,700,013)	(1,356,924)	(14,298,497)	(10,548,793)	131,427	389

Total increase (decrease) in contract owners’ equity	(1,974,151)	(615,442)	(18,090,205)	594,765	125,086	2,526
Contract owners’ equity at beginning of period	8,666,179	9,281,621	122,472,507	121,877,742	20,607	18,081

Contract owners’ equity at end of period	$6,692,028	$8,666,179	$104,382,302	$122,472,507	$145,693	$20,607

	2011	2010	2011	2010	2011	2010
Units, beginning of period	504,702	591,841	7,610,502	8,246,370	1,720	1,668
Units issued	11,904	22,668	366,694	535,019	10,858	198
Units redeemed	112,338	109,807	1,206,150	1,170,887	87	146

Units, end of period	404,268	504,702	6,771,046	7,610,502	12,491	1,720

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$380,083	$325,337	$20,411	$18,783	$918,495	$1,121,223
Expenses:
Mortality and expense risk and administrative charges	(80,181)	(70,364)	(2,604)	(2,061)	(1,154,368)	(1,209,951)

Net investment income (loss)	299,902	254,973	17,807	16,722	(235,873)	(88,728)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Realized gains (losses)	184,521	66,413	1,328	931	(5,875,428)	(6,417,280)

Unrealized appreciation (depreciation) during the period	(438,795)	198,367	(17,340)	10,293	(4,963,323)	10,595,916

Net increase (decrease) in contract owners’ equity from operations	45,628	519,753	1,795	27,946	(11,074,624)	4,089,908

Changes from principal transactions:
Purchase payments	19,377	29,237	9,848	117,799	738,625	624,237
Transfers between sub-accounts and the company	1,024,638	597,631	(1,271)	42,630	4,344,290	457,492
Withdrawals	(969,137)	(313,483)	(14,337)	(6,490)	(6,818,013)	(5,563,584)
Annual contract fee	(18,480)	(18,046)	(2,934)	(5,979)	(307,259)	(329,178)

Net increase (decrease) in contract owners’ equity from principal transactions	56,398	295,339	(8,694)	147,960	(2,042,357)	(4,811,033)

Total increase (decrease) in contract owners’ equity	102,026	815,092	(6,899)	175,906	(13,116,981)	(721,125)
Contract owners’ equity at beginning of period	5,127,047	4,311,955	274,254	98,348	79,176,836	79,897,961

Contract owners’ equity at end of period	$5,229,073	$5,127,047	$267,355	$274,254	$66,059,855	$79,176,836

	2011	2010	2011	2010	2011	2010
Units, beginning of period	375,058	355,648	17,939	7,334	3,470,576	3,654,277
Units issued	174,152	95,403	833	11,995	424,773	396,432
Units redeemed	166,097	75,993	1,439	1,390	428,819	580,133

Units, end of period	383,113	375,058	17,333	17,939	3,466,530	3,470,576

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III	Balanced Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$6,188	$4,129	$67,341	$64,372	$398	$384
Expenses:
Mortality and expense risk and administrative charges	(2,689)	(1,107)	(94,075)	(85,964)	(122)	(123)

Net investment income (loss)	3,499	3,022	(26,734)	(21,592)	276	261

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	124
Net realized gain (loss)	(1,216)	368	299,660	88,012	(9)	(5)

Realized gains (losses)	(1,216)	368	299,660	88,012	(9)	119

Unrealized appreciation (depreciation) during the period	(50,371)	12,971	(1,246,593)	765,905	(3,728)	(1,364)

Net increase (decrease) in contract owners’ equity from operations	(48,088)	16,361	(973,667)	832,325	(3,461)	(984)

Changes from principal transactions:
Purchase payments	78,138	138,614	246,877	54,186	—	—
Transfers between sub-accounts and the company	79,305	34,197	(101,904)	1,348,431	25,203	29,641
Withdrawals	(8,387)	(2,941)	(570,092)	(369,958)	—	—
Annual contract fee	(4,465)	(5,735)	(20,149)	(16,138)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	144,591	164,135	(445,268)	1,016,521	25,203	29,641

Total increase (decrease) in contract owners’ equity	96,503	180,496	(1,418,935)	1,848,846	21,742	28,657
Contract owners’ equity at beginning of period	222,420	41,924	6,674,761	4,825,915	—	—

Contract owners’ equity at end of period	$318,923	$222,420	$5,255,826	$6,674,761	$21,742	$28,657

	2011	2010	2011	2010	2011	2011
Units, beginning of period	18,249	3,655	468,445	390,957	—	—
Units issued	14,764	15,916	162,363	232,483	1,884	1,730
Units redeemed	2,275	1,322	193,630	154,995	—	—

Units, end of period	30,738	18,249	437,178	468,445	1,884	1,730

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II	Bond Trust Series I
	2011	2010	2011	2010	2011	2011
Income:
Dividend distributions received	$1,482	$17,700	$—	$9,139	$1,490	$19,859
Expenses:
Mortality and expense risk and administrative charges	(302,896)	(311,084)	(263,116)	(261,705)	(768)	(1,286)

Net investment income (loss)	(301,414)	(293,384)	(263,116)	(252,566)	722	18,573

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1,120	—
Net realized gain (loss)	1,164,202	507,533	812,400	233,020	(3,846)	(39)

Realized gains (losses)	1,164,202	507,533	812,400	233,020	(2,726)	(39)

Unrealized appreciation (depreciation) during the period	(828,398)	2,620,302	(551,489)	2,312,392	(1,279)	(13,718)

Net increase (decrease) in contract owners’ equity from operations	34,390	2,834,451	(2,205)	2,292,846	(3,283)	4,816

Changes from principal transactions:
Purchase payments	79,063	46,405	75,980	99,627	—	4,930
Transfers between sub-accounts and the company	(441,677)	(460,028)	(219,541)	(106,376)	121,995	829,143
Withdrawals	(3,340,663)	(2,985,508)	(2,273,341)	(1,498,037)	(119)	(10,212)
Annual contract fee	(14,728)	(17,139)	(52,345)	(55,653)	—	(1,900)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,718,005)	(3,416,270)	(2,469,247)	(1,560,439)	121,876	821,961

Total increase (decrease) in contract owners’ equity	(3,683,615)	(581,819)	(2,471,452)	732,407	118,593	826,777
Contract owners’ equity at beginning of period	22,001,609	22,583,428	17,961,914	17,229,507	—	—

Contract owners’ equity at end of period	$18,317,994	$22,001,609	$15,490,462	$17,961,914	$118,593	$826,777

	2011	2010	2011	2010	2011	2011
Units, beginning of period	1,103,152	1,321,971	1,175,177	1,286,919	—	—
Units issued	49,063	34,955	173,734	110,926	73,184	66,660
Units redeemed	238,377	253,774	330,854	222,668	63,831	919

Units, end of period	913,838	1,103,152	1,018,057	1,175,177	9,353	65,741

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$1,865,182	$8,082	$15,436	$2,508	$2,026
Expenses:
Mortality and expense risk and administrative charges	(215,514)	(171,216)	(151,041)	(146,161)	(140,150)

Net investment income (loss)	1,649,668	(163,134)	(135,605)	(143,653)	(138,124)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	2,825	301,441	(20,200)	367,069	16,361

Realized gains (losses)	2,825	301,441	(20,200)	367,069	16,361

Unrealized appreciation (depreciation) during the period	(1,272,962)	(265,665)	1,075,571	(305,923)	944,013

Net increase (decrease) in contract owners’ equity from operations	379,531	(127,358)	919,766	(82,507)	822,250

Changes from principal transactions:
Purchase payments	26,152	45,768	20,270	24,473	48,532
Transfers between sub-accounts and the company	83,204,495	(569,588)	5,849,816	(740,285)	2,187,364
Withdrawals	(1,182,559)	(1,453,157)	(1,475,782)	(1,283,630)	(913,630)
Annual contract fee	(83,753)	(10,009)	(9,428)	(33,058)	(30,226)

Net increase (decrease) in contract owners’ equity from principal transactions	81,964,335	(1,986,986)	4,384,876	(2,032,500)	1,292,040

Total increase (decrease) in contract owners’ equity	82,343,866	(2,114,344)	5,304,642	(2,115,007)	2,114,290
Contract owners’ equity at beginning of period	—	12,339,135	7,034,493	10,381,711	8,267,421

Contract owners’ equity at end of period	$82,343,866	$10,224,791	$12,339,135	$8,266,704	$10,381,711

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,256,921	791,397	687,646	600,894
Units issued	6,672,021	29,503	688,212	37,745	205,355
Units redeemed	115,917	230,333	222,688	166,964	118,603

Units, end of period	6,556,104	1,056,091	1,256,921	558,427	687,646

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$252,132	$271,588	$101,296	$79,909	$2,018	$1,275
Expenses:
Mortality and expense risk and administrative charges	(342,328)	(335,556)	(132,183)	(126,458)	(480)	(410)

Net investment income (loss)	(90,196)	(63,968)	(30,887)	(46,549)	1,538	865

Realized gains (losses) on investments:
Capital gain distributions received	317,599	2,350,975	464,557	139,606	385	307
Net realized gain (loss)	782,280	497,306	94,992	44,277	511	16

Realized gains (losses)	1,099,879	2,848,281	559,549	183,883	896	323

Unrealized appreciation (depreciation) during the period	(731,190)	(406,427)	(880,007)	584,863	(3,553)	4,126

Net increase (decrease) in contract owners’ equity from operations	278,493	2,377,886	(351,345)	722,197	(1,119)	5,314

Changes from principal transactions:
Purchase payments	373,386	306,371	141,793	365,150	—	794
Transfers between sub-accounts and the company	(1,365,298)	(1,158,400)	(77,637)	(135,712)	—	8,441
Withdrawals	(683,226)	(711,691)	(177,754)	(165,301)	(4,416)	33
Annual contract fee	(134,227)	(122,068)	(59,491)	(53,296)	(529)	(463)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,809,365)	(1,685,788)	(173,089)	10,841	(4,945)	8,805

Total increase (decrease) in contract owners’ equity	(1,530,872)	692,098	(524,434)	733,038	(6,064)	14,119
Contract owners’ equity at beginning of period	22,084,157	21,392,059	9,097,479	8,364,441	59,434	45,315

Contract owners’ equity at end of period	$20,553,285	$22,084,157	$8,573,045	$9,097,479	$53,370	$59,434

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,706,388	1,848,324	776,549	775,960	3,653	3,065
Units issued	88,562	55,401	17,885	44,211	—	616
Units redeemed	227,060	197,337	32,770	43,622	296	28

Units, end of period	1,567,890	1,706,388	761,664	776,549	3,357	3,653

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series II		Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$318,679	$151,678	$635	$3,106	$264,438	$206,708
Expenses:
Mortality and expense risk and administrative charges	(120,614)	(67,331)	(2,184)	(1,559)	(233,590)	(136,967)

Net investment income (loss)	198,065	84,347	(1,549)	1,547	30,848	69,741

Realized gains (losses) on investments:
Capital gain distributions received	62,688	35,578	1,640	566	99,475	38,124
Net realized gain (loss)	96,074	(6,532)	19,813	405	225,249	188,338

Realized gains (losses)	158,762	29,046	21,453	971	324,724	226,462

Unrealized appreciation (depreciation) during the period	(677,935)	422,535	(21,029)	14,794	(513,553)	804,962

Net increase (decrease) in contract owners’ equity from operations	(321,108)	535,928	(1,125)	17,312	(157,981)	1,101,165

Changes from principal transactions:
Purchase payments	1,117,154	2,665,931	6,445	44,544	2,574,580	5,948,409
Transfers between sub-accounts and the company	858,287	1,987,322	(137,113)	13,693	1,311,928	3,224,911
Withdrawals	(435,915)	(39,803)	(13,407)	106	(697,369)	(1,058,885)
Annual contract fee	(57,748)	(24,417)	(2,284)	(2,109)	(106,886)	(43,377)

Net increase (decrease) in contract owners’ equity from principal transactions	1,481,778	4,589,033	(146,359)	56,234	3,082,253	8,071,058

Total increase (decrease) in contract owners’ equity	1,160,670	5,124,961	(147,484)	73,546	2,924,272	9,172,223
Contract owners’ equity at beginning of period	7,737,553	2,612,592	183,696	110,150	13,941,573	4,769,350

Contract owners’ equity at end of period	$8,898,223	$7,737,553	$36,212	$183,696	$16,865,845	$13,941,573

	2011	2010	2011	2010	2011	2010
Units, beginning of period	471,067	173,650	11,234	7,475	839,588	317,395
Units issued	138,041	339,456	6,966	3,846	307,150	610,003
Units redeemed	50,417	42,039	15,972	87	125,354	87,810

Units, end of period	558,691	471,067	2,228	11,234	1,021,384	839,588

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,982	$5,550	$29,298	$22,531	$304,987	$200,497
Expenses:
Mortality and expense risk and administrative charges	(3,416)	(3,180)	(15,429)	(16,372)	(221,457)	(106,905)

Net investment income (loss)	1,566	2,370	13,869	6,159	83,530	93,592

Realized gains (losses) on investments:
Capital gain distributions received	2,536	276	38,958	8,994	45,659	22,253
Net realized gain (loss)	2,082	64	27,311	25,818	162,119	19,613

Realized gains (losses)	4,618	340	66,269	34,812	207,778	41,866

Unrealized appreciation (depreciation) during the period	(5,235)	16,660	(21,331)	9,694	(902,282)	601,050

Net increase (decrease) in contract owners’ equity from operations	949	19,370	58,807	50,665	(610,974)	736,508

Changes from principal transactions:
Purchase payments	—	180,628	3,120	—	1,615,032	2,783,568
Transfers between sub-accounts and the company	—	(149)	205,170	73,095	1,606,204	4,579,169
Withdrawals	(33,201)	149	(158,437)	(145,277)	(634,498)	(177,117)
Annual contract fee	—	—	(1,176)	(1,106)	(91,092)	(35,707)

Net increase (decrease) in contract owners’ equity from principal transactions	(33,201)	180,628	48,677	(73,288)	2,495,646	7,149,913

Total increase (decrease) in contract owners’ equity	(32,252)	199,998	107,484	(22,623)	1,884,672	7,886,421
Contract owners’ equity at beginning of period	224,898	24,900	900,000	922,623	12,674,828	4,788,407

Contract owners’ equity at end of period	$192,646	$224,898	$1,007,484	$900,000	$14,559,500	$12,674,828

	2011	2010	2011	2010	2011	2010
Units, beginning of period	15,082	1,821	59,094	63,667	745,797	311,316
Units issued	—	13,261	27,563	13,869	239,541	559,785
Units redeemed	2,248	—	24,598	18,442	98,156	125,304

Units, end of period	12,834	15,082	62,059	59,094	887,182	745,797

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$405,867	$304,622	$681	$368	$425,306	$373,995
Expenses:
Mortality and expense risk and administrative charges	(301,345)	(187,799)	(253)	(57)	(318,109)	(254,574)

Net investment income (loss)	104,522	116,823	428	311	107,197	119,421

Realized gains (losses) on investments:
Capital gain distributions received	26,216	95,406	37	26	154,590	183,624
Net realized gain (loss)	373,126	137,667	411	1	353,819	253,609

Realized gains (losses)	399,342	233,073	448	27	508,409	437,233

Unrealized appreciation (depreciation) during the period	(738,677)	829,710	(956)	253	(1,866,950)	706,838

Net increase (decrease) in contract owners’ equity from operations	(234,813)	1,179,606	(80)	591	(1,251,344)	1,263,492

Changes from principal transactions:
Purchase payments	2,014,733	7,010,260	—	—	2,997,004	6,222,069
Transfers between sub-accounts and the company	717,716	5,469,244	15,295	16,577	(1,021,918)	1,931,544
Withdrawals	(700,563)	(470,403)	(4,330)	73	(1,654,751)	(748,382)
Annual contract fee	(151,273)	(69,764)	(315)	(36)	(141,144)	(93,345)

Net increase (decrease) in contract owners’ equity from principal transactions	1,880,613	11,939,337	10,650	16,614	179,191	7,311,886

Total increase (decrease) in contract owners’ equity	1,645,800	13,118,943	10,570	17,205	(1,072,153)	8,575,378
Contract owners’ equity at beginning of period	20,481,928	7,362,985	19,810	2,605	21,939,663	13,364,285

Contract owners’ equity at end of period	$22,127,728	$20,481,928	$30,380	$19,810	$20,867,510	$21,939,663

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,288,391	500,513	1,253	180	1,353,080	879,791
Units issued	326,096	879,840	952	1,076	320,377	677,122
Units redeemed	210,950	91,962	288	3	318,669	203,833

Units, end of period	1,403,537	1,288,391	1,917	1,253	1,354,788	1,353,080

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series II		Core Strategy Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,024	$3,281	$1,111,621	$1,120,569	$9,782	$10,393
Expenses:
Mortality and expense risk and administrative charges	(1,488)	(753)	(845,971)	(806,453)	(5,483)	(5,235)

Net investment income (loss)	2,536	2,528	265,650	314,116	4,299	5,158

Realized gains (losses) on investments:
Capital gain distributions received	1,119	1,130	—	—	—	—
Net realized gain (loss)	1,151	225	(195,064)	(547,333)	11,029	752

Realized gains (losses)	2,270	1,355	(195,064)	(547,333)	11,029	752

Unrealized appreciation (depreciation) during the period	(12,207)	10,674	(874,053)	5,637,128	(18,524)	41,663

Net increase (decrease) in contract owners’ equity from operations	(7,401)	14,557	(803,467)	5,403,911	(3,196)	47,573

Changes from principal transactions:
Purchase payments	6,445	81,250	2,468,770	2,090,541	—	—
Transfers between sub-accounts and the company	21,313	63,547	(938,625)	72,415	—	(302)
Withdrawals	(11,133)	(2,560)	(3,029,648)	(2,130,595)	(44,982)	302
Annual contract fee	(1,761)	(1,598)	(314,048)	(304,403)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	14,864	140,639	(1,813,551)	(272,042)	(44,982)	—

Total increase (decrease) in contract owners’ equity	7,463	155,196	(2,617,018)	5,131,869	(48,178)	47,573
Contract owners’ equity at beginning of period	157,794	2,598	56,653,449	51,521,580	471,587	424,014

Contract owners’ equity at end of period	$165,257	$157,794	$54,036,431	$56,653,449	$423,409	$471,587

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,813	174	4,192,363	4,216,608	29,704	29,704
Units issued	1,699	9,838	330,198	322,046	—	—
Units redeemed	772	199	461,857	346,291	2,762	—

Units, end of period	10,740	9,813	4,060,704	4,192,363	26,942	29,704

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Diversification Trust Series II		DWS Equity 500 Index		Equity-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$169,587	$118,598	$53,714	$58,865	$466,762	$526,079
Expenses:
Mortality and expense risk and administrative charges	(127,370)	(122,013)	(65,505)	(62,031)	(396,634)	(414,314)

Net investment income (loss)	42,217	(3,415)	(11,791)	(3,166)	70,128	111,765

Realized gains (losses) on investments:
Capital gain distributions received	38,518	—	—	—	—	—
Net realized gain (loss)	112,161	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Realized gains (losses)	150,679	56,601	13,401	(16,668)	(328,978)	(1,135,250)

Unrealized appreciation (depreciation) during the period	(518,360)	875,240	(1,047)	499,624	(376,947)	4,600,720

Net increase (decrease) in contract owners’ equity from operations	(325,464)	928,426	563	479,790	(635,797)	3,577,235

Changes from principal transactions:
Purchase payments	130,873	227,718	66,582	17,668	122,134	298,944
Transfers between sub-accounts and the company	(193,671)	(214,639)	(163,415)	(16,027)	394,408	(351,562)
Withdrawals	(139,418)	(129,732)	(109,242)	(97,602)	(4,319,460)	(3,691,347)
Annual contract fee	(54,495)	(49,317)	(24,641)	(23,788)	(17,893)	(20,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(256,711)	(165,970)	(230,716)	(119,749)	(3,820,811)	(3,763,973)

Total increase (decrease) in contract owners’ equity	(582,175)	762,456	(230,153)	360,041	(4,456,608)	(186,738)
Contract owners’ equity at beginning of period	8,972,381	8,209,925	4,243,191	3,883,150	29,279,973	29,466,711

Contract owners’ equity at end of period	$8,390,206	$8,972,381	$4,013,038	$4,243,191	$24,823,365	$29,279,973

	2011	2010	2011	2010	2011	2010
Units, beginning of period	703,845	718,555	216,100	222,514	1,009,386	1,176,917
Units issued	18,256	25,181	3,982	5,169	52,635	30,958
Units redeemed	39,014	39,891	15,357	11,583	180,699	198,489

Units, end of period	683,087	703,845	204,725	216,100	881,322	1,009,386

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity-Income Trust Series II		Financial Services Trust Series I		Financial Services Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$416,673	$390,292	$9,832	$2,564	$60,179	$5,935
Expenses:
Mortality and expense risk and administrative charges	(399,533)	(371,146)	(11,159)	(13,102)	(66,685)	(68,125)

Net investment income (loss)	17,140	19,146	(1,327)	(10,538)	(6,506)	(62,190)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Realized gains (losses)	(1,044,661)	(1,331,912)	13,214	(70,758)	(269,276)	(388,940)

Unrealized appreciation (depreciation) during the period	42,620	4,245,161	(90,794)	162,166	(193,097)	878,264

Net increase (decrease) in contract owners’ equity from operations	(984,901)	2,932,395	(78,907)	80,870	(468,879)	427,134

Changes from principal transactions:
Purchase payments	158,969	196,878	324	527	16,140	62,055
Transfers between sub-accounts and the company	3,953,106	445,180	(131,490)	(65,336)	(409,477)	79,724
Withdrawals	(3,318,679)	(3,024,727)	(120,222)	(83,842)	(220,192)	(245,218)
Annual contract fee	(73,727)	(70,595)	(897)	(1,066)	(10,446)	(11,657)

Net increase (decrease) in contract owners’ equity from principal transactions	719,669	(2,453,264)	(252,285)	(149,717)	(623,975)	(115,096)

Total increase (decrease) in contract owners’ equity	(265,232)	479,131	(331,192)	(68,847)	(1,092,854)	312,038
Contract owners’ equity at beginning of period	24,674,763	24,195,632	843,150	911,997	4,735,385	4,423,347

Contract owners’ equity at end of period	$24,409,531	$24,674,763	$511,958	$843,150	$3,642,531	$4,735,385

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,619,885	1,793,196	63,011	75,363	337,796	349,051
Units issued	472,615	139,525	4,454	148	60,718	61,475
Units redeemed	454,695	312,836	24,541	12,500	105,496	72,730

Units, end of period	1,637,805	1,619,885	42,924	63,011	293,018	337,796

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,324,150	$3,204,051	$58,668	$64,977	$1,041,476	$1,076,241
Expenses:
Mortality and expense risk and administrative charges	(1,371,371)	(1,452,202)	(109,848)	(109,341)	(1,183,179)	(1,175,242)

Net investment income (loss)	952,779	1,751,849	(51,180)	(44,364)	(141,703)	(99,001)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Realized gains (losses)	(2,333,503)	(3,814,560)	(372,880)	(574,475)	(655,269)	(1,426,305)

Unrealized appreciation (depreciation) during the period	(1,183,796)	9,749,649	177,656	1,766,357	(1,271,554)	7,876,526

Net increase (decrease) in contract owners’ equity from operations	(2,564,520)	7,686,938	(246,404)	1,147,518	(2,068,526)	6,351,220

Changes from principal transactions:
Purchase payments	787,833	725,661	50,704	36,073	2,121,867	1,706,186
Transfers between sub-accounts and the company	(4,786,700)	(7,611,794)	(99,880)	(244,255)	(1,363,583)	(3,432,334)
Withdrawals	(4,685,801)	(3,770,762)	(686,733)	(436,933)	(5,573,561)	(2,580,133)
Annual contract fee	(544,364)	(582,727)	(37,698)	(40,292)	(504,758)	(483,179)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,229,032)	(11,239,622)	(773,607)	(685,407)	(5,320,035)	(4,789,460)

Total increase (decrease) in contract owners’ equity	(11,793,552)	(3,552,684)	(1,020,011)	462,111	(7,388,561)	1,561,760
Contract owners’ equity at beginning of period	93,003,433	96,556,117	7,484,420	7,022,309	80,652,138	79,090,378

Contract owners’ equity at end of period	$81,209,881	$93,003,433	$6,464,409	$7,484,420	$73,263,577	$80,652,138

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,710,530	9,835,744	423,707	466,660	6,973,611	7,421,868
Units issued	91,887	102,482	9,142	17,608	192,371	202,350
Units redeemed	945,763	1,227,696	52,266	60,561	657,893	650,607

Units, end of period	7,856,654	8,710,530	380,583	423,707	6,508,089	6,973,611

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II (c)		Fundamental Value Trust Series I		Fundamental Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$16,673	$36,847	$204,584	$314,833	$209,944	$334,231
Expenses:
Mortality and expense risk and administrative charges	(32,990)	(32,605)	(390,504)	(424,302)	(549,900)	(584,609)

Net investment income (loss)	(16,317)	4,242	(185,920)	(109,469)	(339,956)	(250,378)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Realized gains (losses)	(167,925)	(205,692)	1,483,107	989,760	(890,045)	(986,394)

Unrealized appreciation (depreciation) during the period	174,982	435,673	(2,626,724)	2,225,941	(587,229)	5,297,109

Net increase (decrease) in contract owners’ equity from operations	(9,260)	234,223	(1,329,537)	3,106,232	(1,817,230)	4,060,337

Changes from principal transactions:
Purchase payments	33,301	23,357	142,473	74,225	618,048	281,982
Transfers between sub-accounts and the company	33,154	7,059	(584,987)	(705,775)	(1,320,246)	(1,049,083)
Withdrawals	(229,487)	(246,932)	(4,395,172)	(3,600,178)	(4,436,979)	(3,187,445)
Annual contract fee	(12,887)	(13,173)	(21,403)	(24,748)	(139,004)	(153,083)

Net increase (decrease) in contract owners’ equity from principal transactions	(175,919)	(229,689)	(4,859,089)	(4,256,476)	(5,278,181)	(4,107,629)

Total increase (decrease) in contract owners’ equity	(185,179)	4,534	(6,188,626)	(1,150,244)	(7,095,411)	(47,292)
Contract owners’ equity at beginning of period	2,249,184	2,244,650	29,715,275	30,865,519	38,467,246	38,514,538

Contract owners’ equity at end of period	$2,064,005	$2,249,184	$23,526,649	$29,715,275	$31,371,835	$38,467,246

	2011	2010	2011	2010	2011	2010
Units, beginning of period	164,831	183,307	2,046,036	2,370,649	2,527,288	2,813,343
Units issued	12,776	6,482	25,011	28,063	126,170	117,466
Units redeemed	26,412	24,958	362,154	352,676	467,970	403,521

Units, end of period	151,195	164,831	1,708,893	2,046,036	2,185,488	2,527,288

(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II (d)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$207,581	$135,050	$1,055,415	$596,392	$839,204	$936,341
Expenses:
Mortality and expense risk and administrative charges	(52,625)	(60,721)	(278,598)	(293,115)	(780,919)	(802,702)

Net investment income (loss)	154,956	74,329	776,817	303,277	58,285	133,639

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Realized gains (losses)	71,622	(280,521)	(743,529)	(765,762)	(507,781)	(1,296,631)

Unrealized appreciation (depreciation) during the period	32,139	546,718	1,189,077	1,932,844	(3,594,182)	6,378,483

Net increase (decrease) in contract owners’ equity from operations	258,717	340,526	1,222,365	1,470,359	(4,043,678)	5,215,491

Changes from principal transactions:
Purchase payments	51,321	2,278	461,796	220,491	866,120	525,874
Transfers between sub-accounts and the company	(352,468)	178,367	(1,444,272)	(133,527)	(1,565,895)	(4,240,901)
Withdrawals	(624,510)	(811,518)	(2,215,179)	(1,543,929)	(3,585,642)	(1,525,479)
Annual contract fee	(2,748)	(3,314)	(53,687)	(57,673)	(304,079)	(312,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(928,405)	(634,187)	(3,251,342)	(1,514,638)	(4,589,496)	(5,552,576)

Total increase (decrease) in contract owners’ equity	(669,688)	(293,661)	(2,028,977)	(44,279)	(8,633,174)	(337,085)
Contract owners’ equity at beginning of period	3,817,486	4,111,147	18,637,399	18,681,678	54,657,340	54,994,425

Contract owners’ equity at end of period	$3,147,798	$3,817,486	$16,608,422	$18,637,399	$46,024,166	$54,657,340

	2011	2010	2011	2010	2011	2010
Units, beginning of period	130,685	154,685	937,014	1,016,226	4,571,948	5,088,467
Units issued	10,164	23,421	78,223	112,360	113,816	57,681
Units redeemed	44,586	47,421	234,826	191,572	502,867	574,200

Units, end of period	96,263	130,685	780,411	937,014	4,182,897	4,571,948

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$168,855	$138,101	$85,887	$63,718	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(123,656)	(128,838)	(72,268)	(72,708)	(34,750)	(33,561)

Net investment income (loss)	45,199	9,263	13,619	(8,990)	(34,750)	(33,561)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	23,065	—
Net realized gain (loss)	(9,829)	(125,631)	(82,526)	(156,487)	182,304	80,317

Realized gains (losses)	(9,829)	(125,631)	(82,526)	(156,487)	205,369	80,317

Unrealized appreciation (depreciation) during the period	(615,494)	630,250	(274,241)	441,470	12,875	215,280

Net increase (decrease) in contract owners’ equity from operations	(580,124)	513,882	(343,148)	275,993	183,494	262,036

Changes from principal transactions:
Purchase payments	24,439	16,886	76,030	20,514	410	465
Transfers between sub-accounts and the company	(133,501)	(156,575)	29,523	5,074	38,787	(287,898)
Withdrawals	(1,085,054)	(800,647)	(469,536)	(315,294)	(376,566)	(350,470)
Annual contract fee	(6,154)	(7,116)	(21,876)	(23,071)	(2,503)	(2,842)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,200,270)	(947,452)	(385,859)	(312,777)	(339,872)	(640,745)

Total increase (decrease) in contract owners’ equity	(1,780,394)	(433,570)	(729,007)	(36,784)	(156,378)	(378,709)
Contract owners’ equity at beginning of period	9,355,713	9,789,283	5,009,225	5,046,009	2,017,251	2,395,960

Contract owners’ equity at end of period	$7,575,319	$9,355,713	$4,280,218	$5,009,225	$1,860,873	$2,017,251

	2011	2010	2011	2010	2011	2010
Units, beginning of period	361,316	407,879	329,717	351,866	99,428	134,134
Units issued	7,205	6,065	18,016	13,600	21,705	8,019
Units redeemed	54,835	52,628	42,750	35,749	36,976	42,725

Units, end of period	313,686	361,316	304,983	329,717	84,157	99,428

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series II		High Income Trust Series II		High Yield Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$43,997	$437,272	$219,327	$1,216,978
Expenses:
Mortality and expense risk and administrative charges	(109,582)	(101,366)	(4,876)	(23,364)	(44,285)	(54,720)

Net investment income (loss)	(109,582)	(101,366)	39,121	413,908	175,042	1,162,258

Realized gains (losses) on investments:
Capital gain distributions received	81,605	—	—	—	—	—
Net realized gain (loss)	349,124	(70,326)	(343,152)	94,080	(410,775)	341,375

Realized gains (losses)	430,729	(70,326)	(343,152)	94,080	(410,775)	341,375

Unrealized appreciation (depreciation) during the period	235,349	1,013,641	285,764	(375,661)	229,094	(1,137,574)

Net increase (decrease) in contract owners’ equity from operations	556,496	841,949	(18,267)	132,327	(6,639)	366,059

Changes from principal transactions:
Purchase payments	20,976	54,888	25,942	8,158	26,485	5,568
Transfers between sub-accounts and the company	(100,792)	99,237	(959,981)	(187,022)	64,998	(104,129)
Withdrawals	(721,187)	(598,100)	(209,853)	(110,663)	(934,533)	(906,018)
Annual contract fee	(25,716)	(23,268)	(568)	(3,865)	(2,398)	(2,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(826,719)	(467,243)	(1,144,460)	(293,392)	(845,448)	(1,007,565)

Total increase (decrease) in contract owners’ equity	(270,223)	374,706	(1,162,727)	(161,065)	(852,087)	(641,506)
Contract owners’ equity at beginning of period	6,838,296	6,463,590	1,162,727	1,323,792	3,254,178	3,895,684

Contract owners’ equity at end of period	$6,568,073	$6,838,296	$—	$1,162,727	$2,402,091	$3,254,178

	2011	2010	2011	2010	2011	2010
Units, beginning of period	320,261	344,715	92,392	115,426	175,856	237,134
Units issued	72,355	54,251	20,693	66,005	29,767	60,220
Units redeemed	108,636	78,705	113,085	89,039	76,604	121,498

Units, end of period	283,980	320,261	—	92,392	129,019	175,856

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$600,869	$2,815,510	$44,052	$37,462	$38,632	$27,985
Expenses:
Mortality and expense risk and administrative charges	(114,179)	(123,988)	(29,706)	(31,377)	(27,784)	(27,129)

Net investment income (loss)	486,690	2,691,522	14,346	6,085	10,848	856

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Realized gains (losses)	(854,653)	887,862	(149,719)	(218,019)	(226,903)	(291,698)

Unrealized appreciation (depreciation) during the period	332,943	(2,808,146)	(79,772)	354,579	2,557	417,526

Net increase (decrease) in contract owners’ equity from operations	(35,020)	771,238	(215,145)	142,645	(213,498)	126,684

Changes from principal transactions:
Purchase payments	63,434	44,651	1,431	1,824	1,880	12,274
Transfers between sub-accounts and the company	758,006	(841,126)	(3,976)	(30,773)	156,095	(97,914)
Withdrawals	(1,468,933)	(1,299,366)	(235,607)	(341,641)	(131,059)	(114,432)
Annual contract fee	(16,370)	(15,109)	(1,358)	(1,545)	(4,588)	(4,731)

Net increase (decrease) in contract owners’ equity from principal transactions	(663,863)	(2,110,950)	(239,510)	(372,135)	22,328	(204,803)

Total increase (decrease) in contract owners’ equity	(698,883)	(1,339,712)	(454,655)	(229,490)	(191,170)	(78,119)
Contract owners’ equity at beginning of period	7,613,577	8,953,289	2,106,797	2,336,287	1,799,690	1,877,809

Contract owners’ equity at end of period	$6,914,694	$7,613,577	$1,652,142	$2,106,797	$1,608,520	$1,799,690

	2011	2010	2011	2010	2011	2010
Units, beginning of period	385,269	508,280	150,783	180,124	111,847	125,956
Units issued	97,407	212,574	4,928	8,678	54,952	24,498
Units redeemed	128,634	335,585	24,075	38,019	54,083	38,607

Units, end of period	354,042	385,269	131,636	150,783	112,716	111,847

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series I		International Equity Index Trust A Series II		International Equity Index Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$54,789	$44,558	$147,778	$100,928	$84,170	$67,990
Expenses:
Mortality and expense risk and administrative charges	(29,413)	(26,461)	(80,818)	(69,704)	(40,732)	(42,178)

Net investment income (loss)	25,376	18,097	66,960	31,224	43,438	25,812

Realized gains (losses) on investments:
Capital gain distributions received	42,050	617,992	116,336	1,607,576	—	—
Net realized gain (loss)	(277,867)	(284,438)	(325,647)	(648,353)	(136,950)	(159,616)

Realized gains (losses)	(235,817)	333,554	(209,311)	959,223	(136,950)	(159,616)

Unrealized appreciation (depreciation) during the period	(80,090)	(159,414)	(678,405)	(533,972)	(301,711)	401,284

Net increase (decrease) in contract owners’ equity from operations	(290,531)	192,237	(820,756)	456,475	(395,223)	267,480

Changes from principal transactions:
Purchase payments	13,742	13,516	19,296	17,903	8,356	16,788
Transfers between sub-accounts and the company	(116,884)	1,412,741	(216,713)	2,858,859	(40,854)	23,058
Withdrawals	(320,078)	(306,158)	(271,029)	(141,583)	(235,746)	(159,434)
Annual contract fee	(997)	(956)	(18,277)	(18,363)	(13,974)	(15,384)

Net increase (decrease) in contract owners’ equity from principal transactions	(424,217)	1,119,143	(486,723)	2,716,816	(282,218)	(134,972)

Total increase (decrease) in contract owners’ equity	(714,748)	1,311,380	(1,307,479)	3,173,291	(677,441)	132,508
Contract owners’ equity at beginning of period	2,206,181	894,801	5,687,639	2,514,348	2,866,085	2,733,577

Contract owners’ equity at end of period	$1,491,433	$2,206,181	$4,380,160	$5,687,639	$2,188,644	$2,866,085

	2011	2010	2011	2010	2011	2010
Units, beginning of period	115,358	51,358	307,086	145,519	265,456	277,682
Units issued	1,599	92,877	7,975	219,326	10,819	25,467
Units redeemed	24,569	28,877	34,098	57,759	36,855	37,693

Units, end of period	92,388	115,358	280,963	307,086	239,420	265,456

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Opportunities Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$20,865	$41,494	$37,934	$74,411	$72,093	$130,537
Expenses:
Mortality and expense risk and administrative charges	(46,639)	(53,610)	(36,355)	(43,417)	(83,040)	(82,081)

Net investment income (loss)	(25,774)	(12,116)	1,579	30,994	(10,947)	48,456

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Realized gains (losses)	(144,011)	(509,808)	72,849	6,649	141,141	15,754

Unrealized appreciation (depreciation) during the period	(394,623)	912,748	(515,772)	507,564	(1,081,522)	948,123

Net increase (decrease) in contract owners’ equity from operations	(564,408)	390,824	(441,344)	545,207	(951,328)	1,012,333

Changes from principal transactions:
Purchase payments	100,745	12,097	3,454	13,276	85,473	71,828
Transfers between sub-accounts and the company	(348,313)	(264,021)	(193,181)	(118,267)	(236,532)	(372,025)
Withdrawals	(311,061)	(167,287)	(466,983)	(729,071)	(418,844)	(275,521)
Annual contract fee	(6,315)	(7,452)	(2,067)	(3,022)	(14,233)	(14,680)

Net increase (decrease) in contract owners’ equity from principal transactions	(564,944)	(426,663)	(658,777)	(837,084)	(584,136)	(590,398)

Total increase (decrease) in contract owners’ equity	(1,129,352)	(35,839)	(1,100,121)	(291,877)	(1,535,464)	421,935
Contract owners’ equity at beginning of period	3,619,551	3,655,390	3,023,843	3,315,720	5,826,290	5,404,355

Contract owners’ equity at end of period	$2,490,199	$3,619,551	$1,923,722	$3,023,843	$4,290,826	$5,826,290

	2011	2010	2011	2010	2011	2010
Units, beginning of period	234,291	264,723	203,803	270,317	394,175	440,744
Units issued	18,306	48,073	1,662	6,575	40,585	28,244
Units redeemed	57,014	78,505	48,465	73,089	81,806	74,813

Units, end of period	195,583	234,291	157,000	203,803	352,954	394,175

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$152,615	$144,534	$299,803	$256,663	$246,910	$344,894
Expenses:
Mortality and expense risk and administrative charges	(101,487)	(114,660)	(220,859)	(233,901)	(92,314)	(106,338)

Net investment income (loss)	51,128	29,874	78,944	22,762	154,596	238,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Realized gains (losses)	(589,364)	(749,402)	(1,452,098)	(1,463,992)	37,213	(60,341)

Unrealized appreciation (depreciation) during the period	(372,704)	1,125,805	(570,307)	2,332,107	191,676	221,901

Net increase (decrease) in contract owners’ equity from operations	(910,940)	406,277	(1,943,461)	890,877	383,485	400,116

Changes from principal transactions:
Purchase payments	22,957	16,763	44,808	119,859	142,725	165,501
Transfers between sub-accounts and the company	(226,519)	(87,208)	(150,878)	186,248	(35,133)	221,599
Withdrawals	(1,182,803)	(1,244,636)	(1,657,246)	(1,634,543)	(1,209,614)	(1,202,449)
Annual contract fee	(4,830)	(6,143)	(49,298)	(54,256)	(8,506)	(8,492)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,391,195)	(1,321,224)	(1,812,614)	(1,382,692)	(1,110,528)	(823,841)

Total increase (decrease) in contract owners’ equity	(2,302,135)	(914,947)	(3,756,075)	(491,815)	(727,043)	(423,725)
Contract owners’ equity at beginning of period	7,726,084	8,641,031	15,513,374	16,005,189	6,614,026	7,037,751

Contract owners’ equity at end of period	$5,423,949	$7,726,084	$11,757,299	$15,513,374	$5,886,983	$6,614,026

	2011	2010	2011	2010	2011	2010
Units, beginning of period	440,077	524,669	798,580	875,493	262,376	294,959
Units issued	9,636	18,826	39,703	85,576	27,062	42,641
Units redeemed	89,931	103,418	129,869	162,489	67,459	75,224

Units, end of period	359,782	440,077	708,414	798,580	221,979	262,376

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Large Cap Trust Series I		Large Cap Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$897,401	$1,268,803	$138,296	$115,917	$13,630	$9,120
Expenses:
Mortality and expense risk and administrative charges	(395,435)	(425,202)	(152,185)	(157,152)	(17,917)	(15,253)

Net investment income (loss)	501,966	843,601	(13,889)	(41,235)	(4,287)	(6,133)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Realized gains (losses)	274,612	137,399	(521,235)	(547,704)	(86,793)	(52,205)

Unrealized appreciation (depreciation) during the period	760,092	499,130	200,040	1,852,759	41,513	175,806

Net increase (decrease) in contract owners’ equity from operations	1,536,670	1,480,130	(335,084)	1,263,820	(49,567)	117,468

Changes from principal transactions:
Purchase payments	105,137	130,824	59,288	14,038	10,110	3,900
Transfers between sub-accounts and the company	(1,099,945)	645,701	(230,558)	(65,220)	105,882	51,168
Withdrawals	(4,648,406)	(2,381,368)	(1,476,370)	(1,011,147)	(125,641)	(22,354)
Annual contract fee	(99,786)	(107,915)	(8,565)	(9,708)	(5,486)	(5,067)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,743,000)	(1,712,758)	(1,656,205)	(1,072,037)	(15,135)	27,647

Total increase (decrease) in contract owners’ equity	(4,206,330)	(232,628)	(1,991,289)	191,783	(64,702)	145,115
Contract owners’ equity at beginning of period	26,939,091	27,171,719	11,493,103	11,301,320	1,160,245	1,015,130

Contract owners’ equity at end of period	$22,732,761	$26,939,091	$9,501,814	$11,493,103	$1,095,543	$1,160,245

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,566,059	1,667,272	859,641	947,965	87,817	85,876
Units issued	116,667	228,279	4,941	6,870	22,852	10,585
Units redeemed	436,368	329,492	128,445	95,194	24,605	8,644

Units, end of period	1,246,358	1,566,059	736,137	859,641	86,064	87,817

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series I		Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,397	$10,767	$20,944	$41,970	$41,235	$45,412
Expenses:
Mortality and expense risk and administrative charges	(4,817)	(15,888)	(24,056)	(66,862)	(37,738)	(41,024)

Net investment income (loss)	(420)	(5,121)	(3,112)	(24,892)	3,497	4,388

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Realized gains (losses)	(117,840)	(211,059)	(589,956)	(385,944)	(71,679)	(446,163)

Unrealized appreciation (depreciation) during the period	181,705	278,483	919,791	742,350	(127,858)	758,616

Net increase (decrease) in contract owners’ equity from operations	63,445	62,303	326,723	331,514	(196,040)	316,841

Changes from principal transactions:
Purchase payments	127	986	3,547	131,441	23,769	24,177
Transfers between sub-accounts and the company	(927,743)	(157,435)	(4,755,924)	(15,891)	(52,371)	(190,326)
Withdrawals	(61,912)	(99,939)	(182,127)	(324,492)	(148,099)	(629,001)
Annual contract fee	(332)	(1,059)	(7,329)	(16,575)	(3,004)	(3,309)

Net increase (decrease) in contract owners’ equity from principal transactions	(989,860)	(257,447)	(4,941,833)	(225,517)	(179,705)	(798,459)

Total increase (decrease) in contract owners’ equity	(926,415)	(195,144)	(4,615,110)	105,997	(375,745)	(481,618)
Contract owners’ equity at beginning of period	926,415	1,121,559	4,615,110	4,509,113	2,562,023	3,043,641

Contract owners’ equity at end of period	$—	$926,415	$—	$4,615,110	$2,186,278	$2,562,023

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,718	65,259	249,351	262,996	162,469	221,429
Units issued	3,855	6,422	4,721	32,801	3,029	11,805
Units redeemed	53,573	21,963	254,072	46,446	14,491	70,765

Units, end of period	—	49,718	—	249,351	151,007	162,469

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$455,637	$559,089	$849,294	$697,861	$26,985,159	$22,272,947
Expenses:
Mortality and expense risk and administrative charges	(454,386)	(504,192)	(385,463)	(424,622)	(13,526,599)	(13,319,349)

Net investment income (loss)	1,251	54,897	463,831	273,239	13,458,560	8,953,598

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Realized gains (losses)	(2,106,340)	(3,625,448)	(444,982)	(1,671,753)	(16,541,353)	(18,392,184)

Unrealized appreciation (depreciation) during the period	(131,884)	8,125,981	(245,743)	3,940,420	(6,074,893)	90,471,045

Net increase (decrease) in contract owners’ equity from operations	(2,236,973)	4,555,430	(226,894)	2,541,906	(9,157,686)	81,032,459

Changes from principal transactions:
Purchase payments	627,449	413,104	57,359	192,809	19,566,433	34,688,684
Transfers between sub-accounts and the company	(2,412,753)	(1,075,283)	1,787,836	(799,512)	(14,505,778)	9,904,899
Withdrawals	(3,696,284)	(3,701,370)	(3,246,734)	(5,579,010)	(67,479,895)	(57,011,407)
Annual contract fee	(141,998)	(158,371)	(42,949)	(31,836)	(4,562,776)	(4,305,274)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,623,586)	(4,521,920)	(1,444,488)	(6,217,549)	(66,982,016)	(16,723,098)

Total increase (decrease) in contract owners’ equity	(7,860,559)	33,510	(1,671,382)	(3,675,643)	(76,139,702)	64,309,361
Contract owners’ equity at beginning of period	34,935,351	34,901,841	26,553,787	30,229,430	910,708,888	846,399,527

Contract owners’ equity at end of period	$27,074,792	$34,935,351	$24,882,405	$26,553,787	$834,569,186	$910,708,888

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,052,754	2,337,815	1,410,143	1,753,765	56,894,217	57,547,943
Units issued	72,456	160,462	198,991	156,250	1,951,870	4,247,183
Units redeemed	402,548	445,523	229,429	499,872	5,915,387	4,900,909

Units, end of period	1,722,662	2,052,754	1,379,705	1,410,143	52,930,700	56,894,217

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$37,153	$410,077	$292,345	$8,642,974	$5,685,259	$31,049
Expenses:
Mortality and expense risk and administrative charges	(10,740)	(159,631)	(179,668)	(3,381,930)	(3,464,326)	(6,383)

Net investment income (loss)	26,413	250,446	112,677	5,261,044	2,220,933	24,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Realized gains (losses)	(15,722)	284,157	(112,720)	7,718,644	(1,004,053)	977

Unrealized appreciation (depreciation) during the period	2,396	(262,554)	811,520	(7,574,294)	14,230,745	(2,655)

Net increase (decrease) in contract owners’ equity from operations	13,087	272,049	811,477	5,405,394	15,447,625	22,988

Changes from principal transactions:
Purchase payments	3,451,326	20,198	41,322	7,174,725	13,767,992	2,320,694
Transfers between sub-accounts and the company	(20,444)	382,869	810,679	410,249	25,264,396	(91,914)
Withdrawals	(5,664)	(1,949,383)	(2,132,151)	(24,986,368)	(20,121,162)	(9,615)
Annual contract fee	—	(8,936)	(10,863)	(1,173,974)	(1,107,805)	—

Net increase (decrease) in contract owners’ equity from principal transactions	3,425,218	(1,555,252)	(1,291,013)	(18,575,368)	17,803,421	2,219,165

Total increase (decrease) in contract owners’ equity	3,438,305	(1,283,203)	(479,536)	(13,169,974)	33,251,046	2,242,153
Contract owners’ equity at beginning of period	—	11,142,048	11,621,584	229,081,633	195,830,587	—

Contract owners’ equity at end of period	$3,438,305	$9,858,845	$11,142,048	$215,911,659	$229,081,633	$2,242,153

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	547,415	617,028	13,932,363	12,691,596	—
Units issued	300,759	82,326	98,678	2,533,792	4,422,431	195,728
Units redeemed	18,780	159,524	168,291	3,560,950	3,181,664	16,971

Units, end of period	281,979	470,217	547,415	12,905,205	13,932,363	178,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II		Lifestyle Growth PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$469,572	$404,582	$23,521,531	$20,586,742	$64,176
Expenses:
Mortality and expense risk and administrative charges	(263,556)	(265,550)	(14,721,534)	(14,210,727)	(20,985)

Net investment income (loss)	206,016	139,032	8,799,997	6,376,015	43,191

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Realized gains (losses)	(337,029)	(849,392)	(20,494,830)	(26,794,554)	(47,565)

Unrealized appreciation (depreciation) during the period	(399,907)	2,536,783	(19,720,157)	118,232,817	93,358

Net increase (decrease) in contract owners’ equity from operations	(530,920)	1,826,423	(31,414,990)	97,814,278	88,984

Changes from principal transactions:
Purchase payments	481,768	758,857	18,167,964	33,337,999	7,065,969
Transfers between sub-accounts and the company	771,933	35,860	(4,122,753)	(1,640,229)	37,472
Withdrawals	(1,966,779)	(2,650,531)	(65,730,443)	(47,342,647)	(8,891)
Annual contract fee	(31,435)	(34,146)	(5,227,000)	(4,938,190)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(744,513)	(1,889,960)	(56,912,232)	(20,583,067)	7,094,550

Total increase (decrease) in contract owners’ equity	(1,275,433)	(63,537)	(88,327,222)	77,231,211	7,183,534
Contract owners’ equity at beginning of period	17,871,210	17,934,747	981,607,196	904,375,985	—

Contract owners’ equity at end of period	$16,595,777	$17,871,210	$893,279,974	$981,607,196	$7,183,534

	2011	2010	2011	2010	2011
Units, beginning of period	1,039,719	1,147,523	63,086,541	64,056,962	—
Units issued	119,276	145,233	2,919,965	4,856,082	675,626
Units redeemed	143,211	253,037	6,392,158	5,826,503	75,203

Units, end of period	1,015,784	1,039,719	59,614,348	63,086,541	600,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II		Lifestyle Moderate PS Series II
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$409,360	$345,602	$10,938,718	$7,765,954	$25,959
Expenses:
Mortality and expense risk and administrative charges	(194,881)	(212,716)	(4,911,992)	(4,650,149)	(7,099)

Net investment income (loss)	214,479	132,886	6,026,726	3,115,805	18,860

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Realized gains (losses)	(264,677)	(350,878)	(2,788,844)	(4,072,791)	(2,440)

Unrealized appreciation (depreciation) during the period	123,936	1,335,132	(1,252,229)	26,496,520	(775)

Net increase (decrease) in contract owners’ equity from operations	73,738	1,117,140	1,985,653	25,539,534	15,645

Changes from principal transactions:
Purchase payments	172,646	144,585	8,418,043	17,732,999	2,048,251
Transfers between sub-accounts and the company	(255,154)	802,638	6,248,664	18,561,452	164,057
Withdrawals	(2,267,067)	(2,466,475)	(25,106,421)	(20,876,029)	(3,247)
Annual contract fee	(7,576)	(8,008)	(1,666,974)	(1,469,867)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(2,357,151)	(1,527,260)	(12,106,688)	13,948,555	2,209,061

Total increase (decrease) in contract owners’ equity	(2,283,413)	(410,120)	(10,121,035)	39,488,089	2,224,706
Contract owners’ equity at beginning of period	13,479,556	13,889,676	324,398,052	284,909,963	—

Contract owners’ equity at end of period	$11,196,143	$13,479,556	$314,277,017	$324,398,052	$2,224,706

	2011	2010	2011	2010	2011
Units, beginning of period	695,933	783,719	20,211,324	19,158,362	—
Units issued	52,237	87,828	1,746,410	3,195,748	185,161
Units redeemed	177,522	175,614	2,403,756	2,142,786	5,130

Units, end of period	570,648	695,933	19,553,978	20,211,324	180,031

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$9,029	$17,830	$51,329	$91,816	$—	$8
Expenses:
Mortality and expense risk and administrative charges	(24,919)	(25,107)	(175,670)	(174,249)	(144,865)	(152,443)

Net investment income (loss)	(15,890)	(7,277)	(124,341)	(82,433)	(144,865)	(152,435)

Realized gains (losses) on investments:
Capital gain distributions received	37,683	—	269,254	—	—	—
Net realized gain (loss)	101,343	(130,192)	144,187	(646,299)	(222,161)	(603,741)

Realized gains (losses)	139,026	(130,192)	413,441	(646,299)	(222,161)	(603,741)

Unrealized appreciation (depreciation) during the period	(173,517)	480,195	(728,897)	3,051,766	(473,537)	2,673,841

Net increase (decrease) in contract owners’ equity from operations	(50,381)	342,726	(439,797)	2,323,034	(840,563)	1,917,665

Changes from principal transactions:
Purchase payments	527	949	208,859	99,739	61,811	95,957
Transfers between sub-accounts and the company	(244,330)	184,609	(130,311)	(17,297)	(216,844)	(194,531)
Withdrawals	(376,681)	(236,092)	(1,366,255)	(949,067)	(1,706,768)	(1,590,973)
Annual contract fee	(1,236)	(1,493)	(47,599)	(49,550)	(10,756)	(13,314)

Net increase (decrease) in contract owners’ equity from principal transactions	(621,720)	(52,027)	(1,335,306)	(916,175)	(1,872,557)	(1,702,861)

Total increase (decrease) in contract owners’ equity	(672,101)	290,699	(1,775,103)	1,406,859	(2,713,120)	214,804
Contract owners’ equity at beginning of period	1,920,821	1,630,122	11,969,026	10,562,167	10,302,151	10,087,347

Contract owners’ equity at end of period	$1,248,720	$1,920,821	$10,193,923	$11,969,026	$7,589,031	$10,302,151

	2011	2010	2011	2010	2011	2010
Units, beginning of period	89,699	94,682	620,385	677,616	591,585	699,450
Units issued	5,891	30,277	61,603	96,466	35,971	24,695
Units redeemed	34,852	35,260	127,418	153,697	137,530	132,560

Units, end of period	60,738	89,699	554,570	620,385	490,026	591,585

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$23,570	$79,489	$56,185	$221,539
Expenses:
Mortality and expense risk and administrative charges	(257,362)	(248,275)	(58,265)	(63,581)	(177,838)	(194,559)

Net investment income (loss)	(257,362)	(248,275)	(34,695)	15,908	(121,653)	26,980

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	14,426	—	45,322
Net realized gain (loss)	(182,517)	(555,709)	347,468	208,997	995,650	684,730

Realized gains (losses)	(182,517)	(555,709)	347,468	223,423	995,650	730,052

Unrealized appreciation (depreciation) during the period	(1,128,912)	3,916,006	(519,467)	295,396	(1,538,997)	885,273

Net increase (decrease) in contract owners’ equity from operations	(1,568,791)	3,112,022	(206,694)	534,727	(665,000)	1,642,305

Changes from principal transactions:
Purchase payments	76,840	106,950	1,150	960	29,187	80,124
Transfers between sub-accounts and the company	19,030	(671,767)	(150,230)	(91,115)	(666,383)	(281,807)
Withdrawals	(1,771,197)	(1,572,129)	(761,511)	(518,770)	(1,558,912)	(1,499,018)
Annual contract fee	(53,734)	(54,680)	(3,517)	(4,384)	(37,465)	(42,218)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,729,061)	(2,191,626)	(914,108)	(613,309)	(2,233,573)	(1,742,919)

Total increase (decrease) in contract owners’ equity	(3,297,852)	920,396	(1,120,802)	(78,582)	(2,898,573)	(100,614)
Contract owners’ equity at beginning of period	17,115,088	16,194,692	4,084,783	4,163,365	12,804,101	12,904,715

Contract owners’ equity at end of period	$13,817,236	$17,115,088	$2,963,981	$4,084,783	$9,905,528	$12,804,101

	2011	2010	2011	2010	2011	2010
Units, beginning of period	813,035	928,470	237,261	276,616	747,969	859,298
Units issued	230,585	65,213	2,229	3,189	26,050	31,463
Units redeemed	307,108	180,648	55,631	42,544	154,687	142,792

Units, end of period	736,512	813,035	183,859	237,261	619,332	747,969

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust B Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$—	$2,509
Expenses:
Mortality and expense risk and administrative charges	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(79,157)

Net investment income (loss)	(151,503)	(194,916)	(940,096)	(1,200,594)	(52,360)	(76,648)

Realized gains (losses) on investments:
Capital gain distributions received	7,529	135	48,040	793	3,083	—
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	7,529	135	48,040	793	3,083	—

Unrealized appreciation (depreciation) during the period	—	—	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(143,974)	(194,781)	(892,056)	(1,199,801)	(49,277)	(76,648)

Changes from principal transactions:
Purchase payments	757,099	837,582	2,853,170	9,959,577	—	2,100
Transfers between sub-accounts and the company	2,841,268	(9,167,167)	32,216,374	(17,961,509)	453,723	(88,035)
Withdrawals	(4,535,646)	4,396,281	(32,290,081)	(19,083,486)	(1,831,936)	(697,979)
Annual contract fee	(9,536)	(13,403)	(313,066)	(376,425)	(18,268)	(21,746)

Net increase (decrease) in contract owners’ equity from principal transactions	(946,815)	(3,946,707)	2,466,397	(27,461,843)	(1,396,481)	(805,660)

Total increase (decrease) in contract owners’ equity	(1,090,789)	(4,141,488)	1,574,341	(28,661,644)	(1,445,758)	(882,308)
Contract owners’ equity at beginning of period	10,277,716	14,419,204	58,457,292	87,118,936	4,416,639	5,298,947

Contract owners’ equity at end of period	$9,186,927	$10,277,716	$60,031,633	$58,457,292	$2,970,881	$4,416,639

	2011	2010	2011	2010	2011	2010
Units, beginning of period	641,917	908,732	4,659,224	6,838,505	354,292	418,279
Units issued	524,568	507,903	5,298,121	4,333,167	111,129	94,649
Units redeemed	594,664	774,718	5,103,645	6,512,448	223,687	158,636

Units, end of period	571,821	641,917	4,853,700	4,659,224	241,734	354,292

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mutual Shares Trust Series I		Natural Resources Trust Series II		PIMCO All Asset
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,768	$9,720	$45,772	$59,074	$222,687	$218,530
Expenses:
Mortality and expense risk and administrative charges	(5,217)	(2,212)	(225,809)	(214,563)	(54,132)	(49,758)

Net investment income (loss)	551	7,508	(180,037)	(155,489)	168,555	168,772

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Realized gains (losses)	5,577	2,435	1,500,574	(1,543,370)	18,065	(8,143)

Unrealized appreciation (depreciation) during the period	(19,587)	20,698	(4,647,439)	3,370,023	(176,313)	160,831

Net increase (decrease) in contract owners’ equity from operations	(13,459)	30,641	(3,326,902)	1,671,164	10,307	321,460

Changes from principal transactions:
Purchase payments	132,150	253,906	176,782	98,002	2,520	2,680
Transfers between sub-accounts and the company	87,626	65,778	309,732	207,771	769,667	484,433
Withdrawals	(17,948)	(5,834)	(796,545)	(1,489,128)	(714,719)	(179,436)
Annual contract fee	(8,324)	(10,699)	(38,116)	(33,709)	(9,561)	(7,965)

Net increase (decrease) in contract owners’ equity from principal transactions	193,504	303,151	(348,147)	(1,217,064)	47,907	299,712

Total increase (decrease) in contract owners’ equity	180,045	333,792	(3,675,049)	454,100	58,214	621,172
Contract owners’ equity at beginning of period	431,547	97,755	15,562,436	15,108,336	3,452,509	2,831,337

Contract owners’ equity at end of period	$611,592	$431,547	$11,887,387	$15,562,436	$3,510,723	$3,452,509

	2011	2010	2011	2010	2011	2010
Units, beginning of period	36,991	9,252	436,135	474,644	200,424	182,296
Units issued	22,894	29,132	134,831	114,590	47,232	38,673
Units redeemed	6,450	1,393	149,133	153,099	44,336	20,545

Units, end of period	53,435	36,991	421,833	436,135	203,320	200,424

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$39,225	$53,764	$118,024	$157,637	$309,128	$1,107,379
Expenses:
Mortality and expense risk and administrative charges	(43,672)	(45,211)	(153,026)	(152,979)	(135,786)	(162,215)

Net investment income (loss)	(4,447)	8,553	(35,002)	4,658	173,342	945,164

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Realized gains (losses)	(133,720)	(436,977)	(267,253)	(1,474,186)	(335,384)	(259,540)

Unrealized appreciation (depreciation) during the period	358,473	1,141,656	922,509	3,743,589	981,138	17,561

Net increase (decrease) in contract owners’ equity from operations	220,306	713,232	620,254	2,274,061	819,096	703,185

Changes from principal transactions:
Purchase payments	1,113	1,071	63,429	30,061	196,242	34,852
Transfers between sub-accounts and the company	(401,521)	(48,231)	(531,063)	(17,355)	(857,208)	282,105
Withdrawals	(314,797)	(414,769)	(1,437,124)	(963,859)	(1,210,773)	(1,642,717)
Annual contract fee	(1,809)	(2,289)	(27,327)	(26,339)	(20,341)	(24,205)

Net increase (decrease) in contract owners’ equity from principal transactions	(717,014)	(464,218)	(1,932,085)	(977,492)	(1,892,080)	(1,349,965)

Total increase (decrease) in contract owners’ equity	(496,708)	249,014	(1,311,831)	1,296,569	(1,072,984)	(646,780)
Contract owners’ equity at beginning of period	3,087,127	2,838,113	10,202,032	8,905,463	9,311,869	9,958,649

Contract owners’ equity at end of period	$2,590,419	$3,087,127	$8,890,201	$10,202,032	$8,238,885	$9,311,869

	2011	2010	2011	2010	2011	2010
Units, beginning of period	101,289	118,763	432,280	474,270	572,059	653,813
Units issued	1,557	7,451	40,000	57,329	99,757	116,489
Units redeemed	24,186	24,925	120,790	99,319	212,198	198,243

Units, end of period	78,660	101,289	351,490	432,280	459,618	572,059

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$5	$—	$—	$212,197	$154,892
Expenses:
Mortality and expense risk and administrative charges	(108,237)	(110,747)	(94,439)	(91,352)	(140,414)	(111,018)

Net investment income (loss)	(108,237)	(110,742)	(94,439)	(91,352)	71,783	43,874

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	22,768	2,625
Net realized gain (loss)	775,940	438,706	622,603	199,524	31,135	29,788

Realized gains (losses)	775,940	438,706	622,603	199,524	53,903	32,413

Unrealized appreciation (depreciation) during the period	(1,234,242)	1,238,098	(990,640)	1,072,386	(6,994)	27,695

Net increase (decrease) in contract owners’ equity from operations	(566,539)	1,566,062	(462,476)	1,180,558	118,692	103,982

Changes from principal transactions:
Purchase payments	60,480	14,390	34,471	56,663	13,137	1,975
Transfers between sub-accounts and the company	(596,848)	9,975	(1,080,512)	286,631	(767,358)	11,665,101
Withdrawals	(1,252,119)	(1,057,599)	(504,650)	(486,069)	(899,939)	(1,505,242)
Annual contract fee	(7,715)	(9,211)	(22,081)	(20,980)	(3,678)	(2,368)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,796,202)	(1,042,445)	(1,572,772)	(163,755)	(1,657,838)	10,159,466

Total increase (decrease) in contract owners’ equity	(2,362,741)	523,617	(2,035,248)	1,016,803	(1,539,146)	10,263,448
Contract owners’ equity at beginning of period	8,333,390	7,809,773	6,815,469	5,798,666	10,263,448	—

Contract owners’ equity at end of period	$5,970,649	$8,333,390	$4,780,221	$6,815,469	$8,724,302	$10,263,448

	2011	2010	2011	2010	2011	2010
Units, beginning of period	649,939	799,316	385,284	402,031	814,226	—
Units issued	21,834	41,110	48,776	111,727	27,615	951,405
Units redeemed	168,641	190,487	133,643	128,474	158,405	137,179

Units, end of period	503,132	649,939	300,417	385,284	683,436	814,226

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
	2011	2010	2011	2011	2010
Income:
Dividend distributions received	$186,402	$139,500	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(154,671)	(121,667)	(120)	(46,006)	(36,022)

Net investment income (loss)	31,731	17,833	(120)	(46,006)	(36,022)

Realized gains (losses) on investments:
Capital gain distributions received	22,462	2,564	525	69,790	—
Net realized gain (loss)	52,149	45,620	(5)	502,589	95,536

Realized gains (losses)	74,611	48,184	520	572,379	95,536

Unrealized appreciation (depreciation) during the period	(18,427)	7,293	(4,129)	(812,272)	377,758

Net increase (decrease) in contract owners’ equity from operations	87,915	73,310	(3,729)	(285,899)	437,272

Changes from principal transactions:
Purchase payments	89,378	44,718	—	163,936	7,879
Transfers between sub-accounts and the company	(1,525,781)	12,107,819	25,203	433,939	179,620
Withdrawals	(1,864,848)	(652,913)	(10)	(362,570)	(186,778)
Annual contract fee	(17,655)	(15,433)	—	(6,843)	(4,544)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,318,906)	11,484,191	25,193	228,462	(3,823)

Total increase (decrease) in contract owners’ equity	(3,230,991)	11,557,501	21,464	(57,437)	433,449
Contract owners’ equity at beginning of period	11,557,501	—	—	2,591,582	2,158,133

Contract owners’ equity at end of period	$8,326,510	$11,557,501	$21,464	$2,534,145	$2,591,582

	2011	2010	2011	2011	2010
Units, beginning of period	918,610	—	—	148,482	148,541
Units issued	115,655	1,145,731	1,766	88,245	41,615
Units redeemed	378,184	227,121	25	79,035	41,674

Units, end of period	656,081	918,610	1,741	157,692	148,482

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$5,871	$3,319	$74,214	$22,531	$1,272	$—
Expenses:
Mortality and expense risk and administrative charges	(9,569)	(10,213)	(124,287)	(123,406)	(22,246)	(22,737)

Net investment income (loss)	(3,698)	(6,894)	(50,073)	(100,875)	(20,974)	(22,737)

Realized gains (losses) on investments:
Capital gain distributions received	2,323	—	33,218	—	—	—
Net realized gain (loss)	(24,864)	(64,309)	(139,141)	(387,937)	98,172	(200,165)

Realized gains (losses)	(22,541)	(64,309)	(105,923)	(387,937)	98,172	(200,165)

Unrealized appreciation (depreciation) during the period	(8,788)	203,420	(323,074)	2,236,079	(138,871)	528,216

Net increase (decrease) in contract owners’ equity from operations	(35,027)	132,217	(479,070)	1,747,267	(61,673)	305,314

Changes from principal transactions:
Purchase payments	3,270	527	80,676	93,719	—	1,200
Transfers between sub-accounts and the company	(89,730)	144,425	(115,060)	(386,240)	(450,548)	294,790
Withdrawals	(160,653)	(136,664)	(662,207)	(556,119)	(225,638)	(139,935)
Annual contract fee	(465)	(504)	(39,354)	(40,654)	(810)	(821)

Net increase (decrease) in contract owners’ equity from principal transactions	(247,578)	7,784	(735,945)	(889,294)	(676,996)	155,234

Total increase (decrease) in contract owners’ equity	(282,605)	140,001	(1,215,015)	857,973	(738,669)	460,548
Contract owners’ equity at beginning of period	732,141	592,140	8,567,580	7,709,607	1,864,355	1,403,807

Contract owners’ equity at end of period	$449,536	$732,141	$7,352,565	$8,567,580	$1,125,686	$1,864,355

	2011	2010	2011	2010	2011	2010
Units, beginning of period	42,319	42,433	477,159	533,669	86,350	83,182
Units issued	1,245	12,660	15,218	23,314	9,803	29,949
Units redeemed	15,966	12,774	56,273	79,824	41,412	26,781

Units, end of period	27,598	42,319	436,104	477,159	54,741	86,350

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,021	$—	$23,037	$5,292	$22,267	$58,056
Expenses:
Mortality and expense risk and administrative charges	(99,793)	(76,162)	(53,956)	(51,490)	(63,092)	(66,337)

Net investment income (loss)	(95,772)	(76,162)	(30,919)	(46,198)	(40,825)	(8,281)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Realized gains (losses)	(84,185)	(386,959)	269,266	123,025	(165,752)	(409,101)

Unrealized appreciation (depreciation) during the period	(156,985)	1,618,931	(202,122)	629,957	122,621	1,203,325

Net increase (decrease) in contract owners’ equity from operations	(336,942)	1,155,810	36,225	706,784	(83,956)	785,943

Changes from principal transactions:
Purchase payments	42,055	76,815	14,673	44,895	12,362	24,488
Transfers between sub-accounts and the company	1,121,359	84,422	185,439	362,248	(11,087)	(144,474)
Withdrawals	(456,956)	(447,302)	(459,076)	(258,883)	(692,984)	(686,173)
Annual contract fee	(20,778)	(20,022)	(5,167)	(5,031)	(3,409)	(4,343)

Net increase (decrease) in contract owners’ equity from principal transactions	685,680	(306,087)	(264,131)	143,229	(695,118)	(810,502)

Total increase (decrease) in contract owners’ equity	348,738	849,723	(227,906)	850,013	(779,074)	(24,559)
Contract owners’ equity at beginning of period	5,378,218	4,528,495	3,697,409	2,847,396	4,530,268	4,554,827

Contract owners’ equity at end of period	$5,726,956	$5,378,218	$3,469,503	$3,697,409	$3,751,194	$4,530,268

	2011	2010	2011	2010	2011	2010
Units, beginning of period	258,126	278,902	212,689	204,515	179,148	214,933
Units issued	82,759	59,034	136,441	116,669	5,940	6,933
Units redeemed	51,856	79,810	148,239	108,495	32,964	42,718

Units, end of period	289,029	258,126	200,891	212,689	152,124	179,148

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$43,259	$142,357	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(191,239)	(191,216)	(31,695)	(33,225)	(42,402)	(42,394)

Net investment income (loss)	(147,980)	(48,859)	(31,695)	(33,225)	(42,402)	(42,394)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	34,941	—	42,773
Net realized gain (loss)	(547,859)	(834,981)	155,493	40,915	156,754	48,176

Realized gains (losses)	(547,859)	(834,981)	155,493	75,856	156,754	90,949

Unrealized appreciation (depreciation) during the period	423,382	3,063,165	(301,739)	426,562	(337,359)	547,065

Net increase (decrease) in contract owners’ equity from operations	(272,457)	2,179,325	(177,941)	469,193	(223,007)	595,620

Changes from principal transactions:
Purchase payments	34,139	108,495	2,188	3,832	6,789	43,278
Transfers between sub-accounts and the company	(376,158)	(200,628)	(389,760)	146,819	(335,507)	111,863
Withdrawals	(1,384,383)	(1,267,208)	(257,431)	(277,240)	(239,322)	(169,182)
Annual contract fee	(32,812)	(36,737)	(1,430)	(1,560)	(11,209)	(11,338)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,759,214)	(1,396,078)	(646,433)	(128,149)	(579,249)	(25,379)

Total increase (decrease) in contract owners’ equity	(2,031,671)	783,247	(824,374)	341,044	(802,256)	570,241
Contract owners’ equity at beginning of period	12,957,174	12,173,927	2,651,467	2,310,423	3,213,522	2,643,281

Contract owners’ equity at end of period	$10,925,503	$12,957,174	$1,827,093	$2,651,467	$2,411,266	$3,213,522

	2011	2010	2011	2010	2011	2010
Units, beginning of period	643,617	720,645	163,910	176,005	199,274	201,519
Units issued	86,274	39,786	2,007	17,122	4,334	23,769
Units redeemed	170,022	116,814	42,533	29,217	39,776	26,014

Units, end of period	559,869	643,617	123,384	163,910	163,832	199,274

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities II		Total Bond Market Trust A Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$661,315	$534,671	$1,145,908	$893,246	$159,203	$34,518
Expenses:
Mortality and expense risk and administrative charges	(98,161)	(16,573)	(180,622)	(49,791)	(44,392)	(10,806)

Net investment income (loss)	563,154	518,098	965,286	843,455	114,811	23,712

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Realized gains (losses)	(105,535)	(2,550)	(9,692)	112,595	16,664	18,016

Unrealized appreciation (depreciation) during the period	(396,685)	(402,188)	(875,572)	(606,973)	25,300	(35,388)

Net increase (decrease) in contract owners’ equity from operations	60,934	113,360	80,022	349,077	156,775	6,340

Changes from principal transactions:
Purchase payments	14,602	404	33,062	3,827	582,388	969,448
Transfers between sub-accounts and the company	(246,086)	7,487,436	97,654	11,094,996	3,863,770	297,012
Withdrawals	(1,455,855)	(241,406)	(2,066,270)	(527,181)	(720,904)	(234,869)
Annual contract fee	(4,539)	(812)	(33,822)	(8,560)	(11,846)	(14,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,691,878)	7,245,622	(1,969,376)	10,563,082	3,713,408	1,017,167

Total increase (decrease) in contract owners’ equity	(1,630,944)	7,358,982	(1,889,354)	10,912,159	3,870,183	1,023,507
Contract owners’ equity at beginning of period	7,358,982	—	12,429,624	1,517,465	1,348,037	324,530

Contract owners’ equity at end of period	$5,728,038	$7,358,982	$10,540,270	$12,429,624	$5,218,220	$1,348,037

	2011	2010	2011	2010	2011	2010
Units, beginning of period	400,195	—	686,997	94,813	102,841	23,891
Units issued	10,012	416,819	56,135	640,653	381,019	128,752
Units redeemed	100,765	16,624	162,870	48,469	123,499	49,802

Units, end of period	309,442	400,195	580,262	686,997	360,361	102,841

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust A Series NAV		Total Return Trust Series I		Total Return Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$31,886	$17,143	$710,421	$460,801	$1,273,656	$781,694
Expenses:
Mortality and expense risk and administrative charges	(8,117)	(3,498)	(270,904)	(320,373)	(505,402)	(588,683)

Net investment income (loss)	23,769	13,645	439,517	140,428	768,254	193,011

Realized gains (losses) on investments:
Capital gain distributions received	—	—	637,908	336,232	1,196,673	627,320
Net realized gain (loss)	8,733	1,702	223,994	312,637	339,678	614,402

Realized gains (losses)	8,733	1,702	861,902	648,869	1,536,351	1,241,722

Unrealized appreciation (depreciation) during the period	22,173	(3,350)	(918,158)	396,696	(1,626,491)	680,284

Net increase (decrease) in contract owners’ equity from operations	54,675	11,997	383,261	1,185,993	678,114	2,115,017

Changes from principal transactions:
Purchase payments	239,741	373,278	13,700	20,443	109,267	289,194
Transfers between sub-accounts and the company	68,246	126,786	(727,409)	(108,977)	575,782	477,899
Withdrawals	(19,527)	(7,709)	(2,684,294)	(3,815,516)	(7,155,628)	(5,393,110)
Annual contract fee	(13,457)	(15,901)	(10,741)	(13,348)	(75,472)	(91,301)

Net increase (decrease) in contract owners’ equity from principal transactions	275,003	476,454	(3,408,744)	(3,917,398)	(6,546,051)	(4,717,318)

Total increase (decrease) in contract owners’ equity	329,678	488,451	(3,025,483)	(2,731,405)	(5,867,937)	(2,602,301)
Contract owners’ equity at beginning of period	660,921	172,470	18,678,850	21,410,255	35,301,614	37,903,915

Contract owners’ equity at end of period	$990,599	$660,921	$15,653,367	$18,678,850	$29,433,677	$35,301,614

	2011	2010	2011	2010	2011	2010
Units, beginning of period	48,571	13,287	868,495	1,055,654	1,928,887	2,189,457
Units issued	31,207	38,296	40,183	75,177	153,759	314,544
Units redeemed	11,203	3,012	197,834	262,336	506,343	575,114

Units, end of period	68,575	48,571	710,844	868,495	1,576,303	1,928,887

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$5,351	$6,276	$78,552	$85,596	$278
Expenses:
Mortality and expense risk and administrative charges	(7,204)	(8,156)	(123,170)	(125,825)	(85)

Net investment income (loss)	(1,853)	(1,880)	(44,618)	(40,229)	193

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	1,921	(3,721)	(82,381)	(263,375)	—

Realized gains (losses)	1,921	(3,721)	(82,381)	(263,375)	—

Unrealized appreciation (depreciation) during the period	(5,699)	79,880	30,312	1,414,768	(299)

Net increase (decrease) in contract owners’ equity from operations	(5,631)	74,279	(96,687)	1,111,164	(106)

Changes from principal transactions:
Purchase payments	1,538	2,776	39,484	24,578	—
Transfers between sub-accounts and the company	(29,471)	(22,934)	(262,238)	(194,409)	19,760
Withdrawals	(46,495)	(121,349)	(716,793)	(819,655)	—
Annual contract fee	(566)	(670)	(37,015)	(38,845)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(74,994)	(142,177)	(976,562)	(1,028,331)	19,760

Total increase (decrease) in contract owners’ equity	(80,625)	(67,898)	(1,073,249)	82,833	19,654
Contract owners’ equity at beginning of period	496,079	563,977	8,253,083	8,170,250	—

Contract owners’ equity at end of period	$415,454	$496,079	$7,179,834	$8,253,083	$19,654

	2011	2010	2011	2010	2011
Units, beginning of period	41,604	54,556	528,320	602,567	—
Units issued	3,680	5,915	6,223	14,603	1,586
Units redeemed	10,007	18,867	68,420	88,850	—

Units, end of period	35,277	41,604	466,123	528,320	1,586

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$65,470	$8,907	$69,975	$46,409	$173,550	$107,429
Expenses:
Mortality and expense risk and administrative charges	(43,422)	(4,026)	(32,011)	(32,968)	(82,125)	(80,546)

Net investment income (loss)	22,048	4,881	37,964	13,441	91,425	26,883

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Realized gains (losses)	(9,649)	(10)	99,414	(194,180)	(232,899)	(458,534)

Unrealized appreciation (depreciation) during the period	(61,297)	(8,989)	(53,287)	382,561	387,107	971,366

Net increase (decrease) in contract owners’ equity from operations	(48,898)	(4,118)	84,091	201,822	245,633	539,715

Changes from principal transactions:
Purchase payments	1,787,766	16,542	18,236	19,677	12,803	27,658
Transfers between sub-accounts and the company	5,375,112	981,727	(94,211)	(474,824)	(202,997)	(280,239)
Withdrawals	(2,625,742)	16,439	(213,471)	(299,592)	(500,376)	(447,249)
Annual contract fee	(7,162)	(355)	(1,996)	(2,177)	(10,298)	(11,121)

Net increase (decrease) in contract owners’ equity from principal transactions	4,529,974	1,014,353	(291,442)	(756,916)	(700,868)	(710,951)

Total increase (decrease) in contract owners’ equity	4,481,076	1,010,235	(207,351)	(555,094)	(455,235)	(171,236)
Contract owners’ equity at beginning of period	1,010,235	—	2,093,451	2,648,545	5,250,537	5,421,773

Contract owners’ equity at end of period	$5,491,311	$1,010,235	$1,886,100	$2,093,451	$4,795,302	$5,250,537

	2011	2010	2011	2010	2011	2010
Units, beginning of period	81,420	—	107,466	152,666	178,376	205,704
Units issued	890,114	83,875	26,384	17,223	14,381	14,926
Units redeemed	523,247	2,455	41,562	62,423	37,551	42,254

Units, end of period	448,287	81,420	92,288	107,466	155,206	178,376

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$48,176	$46,517	$30,662	$27,741
Expenses:
Mortality and expense risk and administrative charges	(68,799)	(71,184)	(56,398)	(55,691)

Net investment income (loss)	(20,623)	(24,667)	(25,736)	(27,950)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(211,091)	(352,397)	(167,219)	(281,011)

Realized gains (losses)	(211,091)	(352,397)	(167,219)	(281,011)

Unrealized appreciation (depreciation) during the period	217,950	1,256,800	167,537	957,419

Net increase (decrease) in contract owners’ equity from operations	(13,764)	879,736	(25,418)	648,458

Changes from principal transactions:
Purchase payments	24,273	42,676	14,995	19,393
Transfers between sub-accounts and the company	(131,657)	9,362	(131,928)	13,532
Withdrawals	(610,020)	(695,662)	(385,130)	(244,997)
Annual contract fee	(2,671)	(3,137)	(7,978)	(8,586)

Net increase (decrease) in contract owners’ equity from principal transactions	(720,075)	(646,761)	(510,041)	(220,658)

Total increase (decrease) in contract owners’ equity	(733,839)	232,975	(535,459)	427,800
Contract owners’ equity at beginning of period	4,974,132	4,741,157	3,771,557	3,343,757

Contract owners’ equity at end of period	$4,240,293	$4,974,132	$3,236,098	$3,771,557

	2011	2010	2011	2010
Units, beginning of period	180,985	207,725	201,675	213,686
Units issued	4,544	7,608	19,797	27,954
Units redeemed	30,786	34,348	46,079	39,965

Units, end of period	154,743	180,985	175,393	201,675

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company of New York, Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 142 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
American New World Trust Series III	3/1/2011
Balanced Trust Series I	4/1/2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011
Small Cap Growth Trust Series I	4/1/2011
Ultra Short Term Bond Trust Series I	4/1/2011

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

1.	Organization — (continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

5.	Fair Value Measurements — (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$3,943,323,173
Level 2	—
Level 3	—

$3,943,323,173

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	$220,015	$660,521
500 Index Trust Series I	221,877	677,694
500 Index Trust Series II	505,433	2,053,052
500 Index Trust Series NAV	582,702	173,671
Active Bond Trust Series I	287,160	979,132
Active Bond Trust Series II	4,358,740	12,311,921
All Cap Core Trust Series I	49,448	642,185
All Cap Core Trust Series II	73,315	217,217
All Cap Value Trust Series I	81,850	431,101
All Cap Value Trust Series II	492,603	1,308,496
American Asset Allocation Trust Series I	410,263	1,826,352
American Asset Allocation Trust Series II	3,013,546	14,456,993
American Blue-Chip Income & Growth Trust Series II	388,737	2,047,564
American Blue-Chip Income & Growth Trust Series III	264,616	57,863
American Bond Trust Series II	3,348,913	100,030,958
American Bond Trust Series III	321,136	890,570
American Global Growth Trust Series II	1,006,538	2,665,144
American Global Small Capitalization Trust Series II	680,607	968,586
American Global Small Capitalization Trust Series III	5,119	1,366
American Growth Trust Series II	7,757,438	23,180,501
American Growth Trust Series III	156,277	46,540
American Growth-Income Trust Series I	280,336	2,017,504
American Growth-Income Trust Series II	6,163,171	21,122,559
American Growth-Income Trust Series III	134,612	1,632
American High-Income Bond Trust Series II	2,719,148	2,362,848
American High-Income Bond Trust Series III	32,973	23,861
American International Trust Series II	8,682,527	10,960,757
American International Trust Series III	174,737	26,646
American New World Trust Series II	2,263,109	2,735,110
American New World Trust Series III	25,600	122
Balanced Trust Series I	30,148	123
Blue Chip Growth Trust Series I	836,676	4,856,096
Blue Chip Growth Trust Series II	2,547,162	5,279,524
Bond PS Series II	931,028	807,309
Bond Trust Series I	852,789	12,255
Bond Trust Series II	85,265,214	1,651,211
Capital Appreciation Trust Series I	311,477	2,461,596
Capital Appreciation Trust Series II	567,430	2,743,584
Capital Appreciation Value Trust Series II	1,721,238	3,303,199
Core Allocation Plus Trust Series II	767,787	507,207
Core Allocation Trust Series I	2,403	5,425
Core Allocation Trust Series II	2,675,995	933,466
Core Balanced Trust Series I	118,692	264,960
Core Balanced Trust Series II	5,485,266	2,272,690
Core Balanced Strategy Trust Series NAV	7,518	36,618
Core Bond Trust Series II	507,751	406,248
Core Disciplined Diversification Trust Series II	4,455,337	1,830,502
Core Fundamental Holdings Trust Series II	5,591,705	3,580,351
Core Fundamental Holdings Trust Series III	16,014	4,898
Core Global Diversification Trust Series II	5,760,364	5,319,386
Core Global Diversification Trust Series III	32,546	14,027
Core Strategy Trust Series II	5,577,593	7,125,494
Core Strategy Trust Series NAV	9,782	50,465

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Disciplined Diversification Trust Series II	$432,995	$608,971
DWS Equity 500 Index	132,209	374,716
Equity-Income Trust Series I	1,770,610	5,521,293
Equity-Income Trust Series II	7,666,303	6,929,496
Financial Services Trust Series I	70,830	324,442
Financial Services Trust Series II	719,640	1,350,121
Founding Allocation Trust Series II	3,210,784	11,487,038
Fundamental All Cap Core Trust Series II (a)	211,863	1,036,650
Fundamental Holdings Trust Series II (b)	3,164,537	8,626,275
Fundamental Large Cap Value Trust Series II (c)	195,679	387,915
Fundamental Value Trust Series I	529,206	5,574,216
Fundamental Value Trust Series II	2,002,659	7,620,796
Global Bond Trust Series I	511,528	1,284,977
Global Bond Trust Series II	2,664,618	5,139,141
Global Diversification Trust Series II (d)	2,079,161	6,610,372
Global Trust Series I	295,637	1,450,707
Global Trust Series II	359,750	731,991
Health Sciences Trust Series I	499,032	850,588
Health Sciences Trust Series II	1,854,729	2,709,425
High Income Trust Series II	303,758	1,409,097
High Yield Trust Series I	759,482	1,429,887
High Yield Trust Series II	2,538,999	2,716,170
International Core Trust Series I	102,804	327,968
International Core Trust Series II	796,200	763,024
International Equity Index Trust A Series I	124,237	481,127
International Equity Index Trust A Series II	386,886	690,311
International Equity Index Trust B Series NAV	181,735	420,515
International Opportunities Trust Series II	294,530	885,248
International Small Company Trust Series I	59,871	717,069
International Small Company Trust Series II	645,120	1,240,202
International Value Trust Series I	301,760	1,641,827
International Value Trust Series II	946,154	2,679,824
Investment Quality Bond Trust Series I	835,621	1,791,503
Investment Quality Bond Trust Series II	2,945,477	8,186,511
Large Cap Trust Series I	200,650	1,870,744
Large Cap Trust Series II	326,361	345,784
Large Cap Value Trust Series I	78,860	1,069,140
Large Cap Value Trust Series II	108,859	5,053,806
Lifestyle Aggressive Trust Series I	85,834	262,042
Lifestyle Aggressive Trust Series II	1,638,686	7,261,021
Lifestyle Balanced Trust Series I	3,708,517	4,689,173
Lifestyle Balanced Trust Series II	54,225,748	107,749,205
Lifestyle Balanced PS Series II	3,680,564	228,933
Lifestyle Conservative Trust Series I	1,946,567	3,251,372
Lifestyle Conservative Trust Series II	49,558,527	62,872,852
Lifestyle Conservative PS Series II	2,458,952	215,121
Lifestyle Growth Trust Series I	2,114,074	2,652,571
Lifestyle Growth Trust Series II	63,621,458	111,733,692

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Lifestyle Growth PS Series II	$7,905,394	$767,654
Lifestyle Moderate Trust Series I	1,372,493	3,515,166
Lifestyle Moderate Trust Series II	37,474,436	43,554,398
Lifestyle Moderate PS Series II	2,293,199	65,278
Mid Cap Index Trust Series I	176,940	776,867
Mid Cap Index Trust Series II	1,500,843	2,691,237
Mid Cap Stock Trust Series I	592,878	2,610,301
Mid Cap Stock Trust Series II	3,803,562	5,789,984
Mid Value Trust Series I	56,864	1,005,668
Mid Value Trust Series II	469,559	2,824,785
Money Market Trust Series I	7,865,945	8,956,733
Money Market Trust Series II	65,333,120	63,758,778
Money Market Trust B Series NAV	1,383,787	2,829,545
Mutual Shares Trust Series I	270,921	76,866
Natural Resources Trust Series II	5,241,373	5,769,557
PIMCO All Asset	1,049,234	832,772
Real Estate Securities Trust Series I	89,864	811,326
Real Estate Securities Trust Series II	1,198,345	3,165,432
Real Return Bond Trust Series II	2,024,373	3,743,110
Science & Technology Trust Series I	328,291	2,232,731
Science & Technology Trust Series II	860,415	2,527,624
Short Term Government Income Trust Series I	581,862	2,145,148
Short Term Government Income Trust Series II	1,665,049	4,929,761
Small Cap Growth Trust Series I	26,097	499
Small Cap Growth Trust Series II	1,859,015	1,606,770
Small Cap Index Trust Series I	29,803	278,756
Small Cap Index Trust Series II	358,463	1,111,263
Small Cap Opportunities Trust Series I	226,525	924,495
Small Cap Opportunities Trust Series II	1,737,313	1,147,406
Small Cap Value Trust Series II	2,101,609	2,396,661
Small Company Value Trust Series I	173,415	909,358
Small Company Value Trust Series II	1,363,327	3,270,521
Smaller Company Growth Trust Series I	29,425	707,552
Smaller Company Growth Trust Series II	60,729	682,380
Strategic Income Opportunities Trust Series I	844,253	1,972,978
Strategic Income Opportunities Trust Series II	2,159,724	3,163,813
Total Bond Market Trust A Series II	465,008	166,235
Total Bond Market Trust A Series NAV	5,577,285	1,749,066
Total Return Trust Series I	2,212,207	4,543,525
Total Return Trust Series II	5,270,557	9,851,682
Total Stock Market Index Trust Series I	49,525	126,372
Total Stock Market Index Trust Series II	171,974	1,193,155
Ultra Short Term Bond Trust Series I	20,038	85
Ultra Short Term Bond Trust Series II	11,046,226	6,494,205
Utilities Trust Series I	624,377	877,856
Utilities Trust Series II	628,237	1,237,679
Value Trust Series I	170,953	911,651
Value Trust Series II	422,492	958,270

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	555	$10.75 to $10.53	$5,928	1.85% to 1.40%	1.75%	0.45% to 0.00%
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03
	2008	669	7.59 to 7.53	5,063	1.85 to 1.40	2.08	(38.07) to (38.35)
	2007	757	12.25 to 12.21	9,257	1.85 to 1.40	1.23	(2.01) to (2.30)

500 Index Trust Series I	2011	201	10.66 to 10.54	2,127	1.75 to 1.40	1.37	0.16 to (0.19)
	2010	244	10.64 to 10.56	2,586	1.75 to 1.40	1.36	12.99 to 12.59
	2009	289	9.42 to 9.38	2,708	1.75 to 1.40	1.53	23.99 to 23.56
	2008	464	7.60 to 7.59	3,518	1.75 to 1.40	0.66	(38.08) to (38.30)
	2007	623	12.31 to 12.27	7,643	1.75 to 1.40	2.41	3.43 to 3.07

500 Index Trust Series II	2011	644	14.49 to 13.87	9,130	1.85 to 1.40	1.27	(0.03) to (0.48)
	2010	750	14.49 to 13.94	10,648	1.85 to 1.40	1.19	12.70 to 12.19
	2009	811	12.86 to 12.42	10,215	1.85 to 1.40	1.48	23.84 to 23.29
	2008	940	10.38 to 10.08	9,531	1.85 to 1.40	0.46	(38.27) to (38.55)
	2007	1,081	16.82 to 16.40	17,780	1.85 to 1.40	1.93	3.26 to 2.80

500 Index Trust Series NAV	2011	77	17.73 to 17.38	1,355	1.55 to 0.80	1.83	0.84 to 0.09
	2010	55	17.58 to 17.36	958	1.55 to 0.80	2.19	13.73 to 12.88
	2009	15	15.46 to 15.38	228	1.55 to 0.80	2.98	23.67 to 23.06

Active Bond Trust Series I	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64
	2008	409	11.72 to 11.57	4,759	1.75 to 1.40	5.02	(11.78) to (12.09)
	2007	538	13.29 to 13.17	7,114	1.75 to 1.40	8.45	2.59 to 2.23

Active Bond Trust Series II	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10
	2008	3,430	11.64 to 11.45	39,615	1.85 to 1.40	4.80	(11.90) to (12.29)
	2007	5,138	13.22 to 13.06	67,505	1.85 to 1.40	8.02	1.87 to 0.87

All Cap Core Trust Series I	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24
	2008	330	12.55 to 5.51	3,536	1.75 to 1.40	1.59	(40.47) to (40.68)
	2007	397	21.09 to 9.29	7,207	1.75 to 1.40	1.38	1.23 to 0.87

All Cap Core Trust Series II	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91
	2008	86	11.36 to 11.03	948	1.85 to 1.40	1.30	(40.59) to (40.86)
	2007	128	19.12 to 18.64	2,391	1.85 to 1.40	0.80	0.53 to (4.85)

All Cap Value Trust Series I	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78
	2008	141	12.16 to 11.84	1,689	1.75 to 1.40	0.73	(29.78) to (30.02)
	2007	211	17.32 to 16.92	3,593	1.75 to 1.40	1.74	6.81 to 6.44

All Cap Value Trust Series II	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09
	2008	348	13.09 to 12.70	4,414	1.85 to 1.40	0.54	(29.86) to (30.18)
	2007	426	18.66 to 18.19	7,724	1.85 to 1.40	1.35	6.53 to 6.05

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	591	$11.60 to $11.41	$6,835	1.75% to 1.40%	1.38%	(0.49)% to (0.83)%
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

American Asset Allocation Trust Series II	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95
	2008	7,029	8.70 to 8.59	60,763	1.90 to 1.15	3.04	(30.64) to (31.16)
	2007	3,023	12.54 to 12.48	37,906	1.90 to 1.15	3.76	0.34 to (0.16)

American Blue-Chip Income & Growth Trust Series II	2011	459	16.71 to 16.07	7,559	1.85 to 1.40	1.07	(2.81) to (3.25)
	2010	556	17.19 to 16.61	9,435	1.85 to 1.40	1.12	10.20 to 9.70
	2009	645	15.60 to 15.14	9,945	1.85 to 1.40	1.38	25.36 to 24.80
	2008	764	12.44 to 12.13	9,405	1.85 to 1.40	3.95	(37.64) to (37.93)
	2007	880	19.96 to 19.54	17,405	1.85 to 1.40	2.09	0.06 to (0.39)

American Blue Chip Income & Growth Trust Series III	2011	47	11.80 to 11.46	555	1.55 to 0.80	2.02	(1.74) to (2.47)
	2010	31	12.01 to 11.75	365	1.55 to 0.80	2.76	11.39 to 10.56
	2009	8	10.78 to 10.63	90	1.55 to 0.80	4.73	26.15 to 25.53

American Bond Trust Series II	2011	0	14.18 to 13.51	0	1.90 to 1.15	0.00	3.10 to 2.46
	2010	6,924	13.75 to 13.19	92,938	1.90 to 1.15	2.39	4.75 to 3.97
	2009	7,266	13.13 to 12.68	93,467	1.90 to 1.15	2.63	10.65 to 9.82
	2008	6,802	11.87 to 11.55	79,419	1.90 to 1.15	8.97	(10.86) to (11.52)
	2007	9,127	13.31 to 13.05	120,045	1.90 to 1.15	4.33	1.58 to (0.20)

American Bond Trust Series III	2011	0	13.70 to 13.32	0	1.55 to 0.80	0.00	3.87 to 3.23
	2010	41	13.19 to 12.91	538	1.55 to 0.80	5.11	5.56 to 4.77
	2009	11	12.49 to 12.32	135	1.55 to 0.80	7.46	8.99 to 8.46

American Global Growth Trust Series II	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76
	2008	1,289	8.03 to 7.93	10,289	1.90 to 1.15	2.58	(39.39) to (39.84)
	2007	996	13.25 to 13.19	13,159	1.90 to 1.15	3.53	6.02 to 5.49

American Global Small Capitalization Trust Series II	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42
	2008	533	6.18 to 6.10	3,272	1.90 to 1.15	1.36	(54.33) to (54.67)
	2007	394	13.52 to 13.46	5,319	1.90 to 1.15	3.02	8.20 to 7.66

American Global Small Capitalization Trust Series III	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07
	2008	9,718	12.22 to 7.83	112,969	1.90 to 1.15	1.71	(44.92) to (45.33)
	2007	9,075	22.35 to 14.21	194,068	1.90 to 1.15	0.97	11.89 to 10.45

American Growth Trust Series III	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21
	2008	8,827	11.94 to 8.53	101,639	1.90 to 1.15	1.92	(38.88) to (39.34)
	2007	8,979	19.68 to 13.96	170,839	1.90 to 1.15	2.81	4.44 to 3.28

American Growth-Income Trust Series III	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American High-Income Bond Trust Series II	2011	383	$13.91 to $13.43	$5,229	1.90% to 1.15%	7.43%	0.17% to (0.58)%
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81
	2008	276	8.96 to 8.85	2,454	1.90 to 1.15	6.87	(25.26) to (25.82)
	2007	230	11.99 to 11.93	2,756	1.90 to 1.15	14.42	(4.07) to (4.55)

American High-Income Bond Trust Series III	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73
	2008	4,271	17.45 to 8.89	67,146	1.90 to 1.15	3.75	(43.13) to (43.56)
	2007	4,182	30.92 to 15.64	117,982	1.90 to 1.15	2.12	20.00 to 18.04

American International Trust Series III	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02
	2008	320	8.48 to 8.37	2,693	1.90 to 1.15	2.39	(43.32) to (43.74)
	2007	305	14.95 to 14.88	4,543	1.90 to 1.15	4.54	19.62 to 19.02

American New World Trust Series III	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Balanced Trust Series I	2011	2	16.57 to 16.24	29	1.55 to 0.80	1.86	0.21 to (0.54)

Blue Chip Growth Trust Series I	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42
	2008	1,661	14.97 to 6.86	19,671	1.75 to 1.40	0.31	(43.34) to (43.54)
	2007	1,903	26.42 to 12.14	40,711	1.75 to 1.40	0.71	11.17 to 10.78

Blue Chip Growth Trust Series II	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88
	2008	1,373	9.50 to 8.32	13,138	1.90 to 1.15	0.14	(43.29) to (43.71)
	2007	1,218	16.87 to 14.68	20,648	1.90 to 1.15	0.38	12.67 to 11.22

Bond PS Series II	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.7	7,034	1.75 to 1.40	0.25	40.31 to 39.82
	2008	966	6.40 to 6.22	6,119	1.75 to 1.40	0.43	(38.10) to (38.32)
	2007	1,202	10.34 to 10.09	12,303	1.75 to 1.40	0.27	10.05 to 9.66

Capital Appreciation Trust Series II	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37
	2008	642	9.73 to 8.62	6,326	1.90 to 1.15	0.22	(38.08) to (38.54)
	2007	746	15.83 to 13.92	11,902	1.90 to 1.15	0.08	10.85 to 10.08

Capital Appreciation Value Trust Series II	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39
	2008	908	9.08 to 9.04	8,220	1.90 to 1.15	1.55	(27.36) to (27.65)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Allocation Plus Trust Series II	2011	762	$11.38 to $11.09	$8,573	1.90% to 1.15%	1.13%	(3.63)% to (4.35)%
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74
	2008	326	8.76 to 8.73	2,847	1.90 to 1.15	1.01	(29.91) to (30.19)

Core Allocation Trust Series I	2011	3	15.91 to 15.60	53	1.55 to 0.80	3.54	(2.27) to (3.00)
	2010	4	16.28 to 16.08	59	1.55 to 0.80	2.55	10.12 to 9.30
	2009	3	14.79 to 14.71	45	1.55 to 0.80	8.43	18.30 to 17.71

Core Allocation Trust Series II	2011	559	16.02 to 13.57	8,898	2.10 to 1.15	3.64	(2.81) to (3.73)
	2010	471	16.49 to 14.09	7,738	2.10 to 1.15	3.00	9.46 to 12.73
	2009	174	15.06 to 14.99	2,613	1.90 to 1.15	6.98	20.5 to 19.89

Core Balanced Trust Series I	2011	2	16.48 to 16.16	36	1.55 to 0.80	0.31	0.35 to (0.40)
	2010	11	16.42 to 16.22	184	1.55 to 0.80	2.07	11.30 to 10.47
	2009	7	14.75 to 14.68	110	1.55 to 0.80	3.52	18.04 to 17.46

Core Balanced Trust Series II	2011	1,021	16.63 to 13.93	16,866	2.10 to 1.15	1.60	(0.26) to (1.20)
	2010	840	16.68 to 14.10	13,942	2.10 to 1.15	2.11	10.77 to 12.80
	2009	317	15.05 to 14.98	4,769	1.90 to 1.15	3.10	20.43 to 19.83

Core Balanced Strategy Trust Series NAV	2011	13	15.01	193	1.60 to 1.60	2.33	0.66 to 0.66
	2010	15	14.91	225	1.60 to 1.60	2.77	9.07 to 9.07
	2009	2	13.67	25	1.60 to 1.60	6.55	9.37 to 9.37

Core Bond Trust Series II	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60
	2008	53	13.57 to 13.34	711	1.85 to 1.40	5.88	1.71 to 1.25
	2007	17	13.34 to 13.18	229	1.85 to 1.40	7.42	4.58 to 4.11

Core Disciplined Diversification Trust Series II	2011	887	16.58 to 13.71	14,560	2.10 to 1.15	2.10	(3.09) to (4.01)
	2010	746	17.11 to 14.28	12,675	2.10 to 1.15	2.76	10.92 to 14.27
	2009	311	15.42 to 15.34	4,788	1.90 to 1.15	4.82	23.37 to 22.75

Core Fundamental Holdings Trust Series II	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

Core Strategy Trust Series II	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36
	2008	3,461	10.15 to 10.13	35,248	1.90 to 1.15	1.22	(27.32) to (27.86)

	2007	2,939	14.07 to 13.94	41,358	1.90 to 1.15	4.15	5.33 to 5.12

Core Strategy Trust Series NAV	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57
	2008	406	9.15 to 9.11	3,706	1.90 to 1.15	1.89	(26.83) to (27.13)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

DWS Equity 500 Index	2011	205	$19.93 to $19.12	$4,013	1.85% to 1.40%	1.29%	0.02% to (0.43)%
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49
	2008	229	14.25 to 13.86	3,223	1.85 to 1.40	2.01	(38.24) to (38.51)
	2007	308	23.08 to 22.54	7,045	1.85 to 1.40	1.19	3.38 to 2.92

Equity-Income Trust Series I	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54
	2008	1,451	23.22 to 12.85	28,858	1.75 to 1.40	2.28	(36.86) to (37.08)
	2007	1,807	36.77 to 20.43	56,669	1.75 to 1.40	2.82	1.90 to 1.54

Equity-Income Trust Series II	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18
	2008	1,833	10.81 to 8.86	20,119	1.90 to 1.15	2.14	(36.89) to (37.37)
	2007	2,077	17.26 to 14.04	36,349	1.90 to 1.15	2.51	2.49 to 1.97

Financial Services Trust Series I	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95
	2008	73	8.82 to 8.58	631	1.75 to 1.40	0.76	(45.43) to (45.62)
	2007	117	16.16 to 15.78	1,856	1.75 to 1.40	1.14	(8.12) to (8.44)

Financial Services Trust Series II	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33
	2008	294	9.26 to 7.25	2,733	1.90 to 1.15	0.63	(45.39) to (45.80)
	2007	295	17.09 to 13.27	5,040	1.90 to 1.15	0.90	(4.45) to (8.00)

Founding Allocation Trust Series II	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66
	2008	10,027	7.65 to 7.56	76,269	1.90 to 1.15	3.04	(36.29) to (36.77)
	2007	5,985	12.01 to 11.95	71,857	1.90 to 1.15	1.09	(3.90) to (4.38)

Fundamental All Cap Core Trust Series II (a)	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67
	2008	514	12.06 to 11.75	6,135	1.85 to 1.40	0.63	(44.03) to (44.29)
	2007	578	21.54 to 21.09	12,353	1.85 to 1.40	0.83	1.66 to (3.88)

Fundamental Holdings Trust Series II (b)	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30
	2008	5,408	8.58 to 8.50	46,181	1.90 to 1.15	5.92	(31.76) to (32.27)
	2007	350	12.57 to 12.56	4,401	1.90 to 1.15	2.82	0.55 to 0.45

Fundamental Large Cap Value Trust Series II (c)	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22
	2008	207	10.04 to 9.83	2,062	1.85 to 1.40	2.13	(42.18) to (42.44)
	2007	234	17.36 to 17.07	4,042	1.85 to 1.40	0.97	(7.14) to (10.66)

Fundamental Value Trust Series I	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99
	2008	2,965	10.08 to 9.82	29,695	1.75 to 1.40	3.25	(40.17) to (40.38)
	2007	492	16.85 to 16.46	8,158	1.75 to 1.40	1.58	2.59 to 2.23

Fundamental Value Trust Series II	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11
	2008	2,935	10.60 to 8.38	30,995	1.90 to 1.15	0.68	(40.15) to (40.60)
	2007	2,595	17.85 to 14.00	45,930	1.90 to 1.15	1.18	4.11 to 2.68

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Global Bond Trust Series I	2011	96	$23.33 to $15.47	$3,148	1.75% to 0.80%	5.88%	8.22% to 7.19%
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39
	2008	206	27.85 to 17.71	4,729	1.75 to 1.40	0.63	(5.81) to (6.14)
	2007	217	29.57 to 18.87	5,364	1.75 to 1.40	7.20	8.10 to 7.72

Global Bond Trust Series II	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97
	2008	1,046	16.51 to 12.92	17,079	1.90 to 1.15	0.58	(5.75) to (6.46)
	2007	1,202	17.65 to 13.71	20,931	1.90 to 1.15	6.99	8.09 to 6.56

Global Diversification Trust Series II (d)	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73
	2008	4,707	8.09 to 8.02	37,908	1.90 to 1.15	5.46	(35.60) to (36.09)
	2007	273	12.56 to 12.55	3,425	1.90 to 1.15	2.93	0.52 to 0.41

Global Trust Series I	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06
	2008	486	19.74 to 9.55	8,860	1.75 to 1.40	1.86	(40.39) to (40.60)
	2007	585	33.11 to 16.07	17,812	1.75 to 1.40	2.27	(0.08) to (0.43)

Global Trust Series II	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70
	2008	386	11.22 to 10.89	4,288	1.85 to 1.40	1.68	(40.48) to (40.75)
	2007	432	18.85 to 18.37	8,056	1.85 to 1.40	1.25	(0.77) to (4.80)

Health Sciences Trust Series I	2011	84	22.63 to 21.8	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53
	2008	141	13.99 to 13.62	1,940	1.75 to 1.40	0.00	(30.88) to (31.12)
	2007	207	20.25 to 19.78	4,139	1.75 to 1.40	0.00	16.03 to 15.62

Health Sciences Trust Series II	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08
	2008	394	14.77 to 10.75	5,751	1.90 to 1.15	0.00	(30.86) to (31.38)
	2007	423	21.53 to 15.55	9,050	1.90 to 1.15	0.00	16.09 to 15.60

High Income Trust Series II	2011	0	12.50 to 12.13	0	1.90 to 1.15	4.55	(2.06) to (2.30)
	2010	92	12.76 to 12.42	1,163	1.90 to 1.15	29.43	10.01 to 9.19
	2009	115	11.60 to 11.37	1,324	1.90 to 1.15	22.43	79.2 to 77.86
	2008	9	6.44 to 6.36	57	1.90 to 1.15	9.67	(44.23) to (44.65)
	2007	18	11.56 to 1.50	212	1.90 to 1.15	10.05	(7.56) to (8.02)

High Yield Trust Series I	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84
	2008	322	12.00 to 9.99	3,433	1.75 to 1.40	7.94	(30.50) to (30.75)
	2007	405	17.27 to 14.42	6,307	1.75 to 1.40	12.10	0.22 to (0.14)

High Yield Trust Series II	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46
	2008	513	11.68 to 9.24	5,991	1.90 to 1.15	8.22	(30.51) to (31.03)
	2007	542	16.93 to 13.30	9,166	1.90 to 1.15	12.03	0.20 to (1.97)

International Core Trust Series I	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58
	2008	215	12.35 to 8.91	2,367	1.75 to 1.40	5.00	(39.48) to (39.69)
	2007	256	20.40 to 14.78	4,709	1.75 to 1.40	2.13	9.86 to 9.48

(d)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

International Core Trust Series II	2011	113	$14.04 to $10.03	$1,609	1.90% to 1.15%	2.19%	(10.83)% to (11.50)%
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29
	2008	124	12.71 to 8.88	1,590	1.90 to 1.15	4.53	(39.48) to (39.93)
	2007	146	21.16 to 14.67	3,122	1.90 to 1.15	1.79	9.86 to 9.32

International Equity Index Trust A Series I	2011	92	16.33 to 15.90	1,491	1.75 to 1.40	2.88	(15.43) to (15.73)
	2010	115	19.31 to 18.86	2,206	1.75 to 1.40	2.61	9.33 to 8.95
	2009	51	17.66 to 17.31	895	1.75 to 1.40	12.53	35.94 to 35.46
	2008	64	12.99 to 12.78	816	1.75 to 1.40	1.94	(45.32) to (45.51)
	2007	82	23.76 to 23.45	1,939	1.75 to 1.40	3.68	13.81 to 13.41

International Equity Index Trust A Series II	2011	281	15.47 to 11.60	4,380	1.90 to 1.15	2.87	(15.40) to (16.03)
	2010	307	18.42 to 13.72	5,688	1.90 to 1.15	2.20	9.73 to 9.18
	2009	146	17.45 to 17.01	2,514	1.85 to 1.40	12.09	35.57 to 34.96
	2008	178	12.87 to 12.60	2,266	1.85 to 1.40	1.89	(45.42) to (45.67)
	2007	188	23.58 to 23.19	4,401	1.85 to 1.40	3.48	13.55 to 13.04

International Equity Index Trust B Series NAV	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26
	2008	308	7.23 to 7.17	2,216	1.85 to 1.40	2.59	(45.16) to (45.41)
	2007	357	13.18 to 13.14	4,705	1.85 to 1.40	1.99	5.44 to 5.13

International Opportunities Trust Series II	2011	196	13.06 to 9.72	2,490	1.90 to 1.15	0.68	(17.09) to (17.70)
	2010	234	15.87 to 11.72	3,620	1.90 to 1.15	1.17	12.10 to 11.26
	2009	265	14.26 to 10.46	3,655	1.90 to 1.15	0.88	35.70 to 34.68
	2008	227	10.59 to 7.71	2,323	1.90 to 1.15	0.94	(51.23) to (51.60)
	2007	256	21.88 to 15.80	5,511	1.90 to 1.15	1.39	21.50 to 18.39

International Small Company Trust Series I	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88
	2008	654	12.42 to 12.09	8,050	1.75 to 1.40	3.26	(43.47) to (43.67)
	2007	815	21.97 to 21.45	17,773	1.75 to 1.40	4.21	8.00 to 7.62

International Value Trust Series II	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04
	2008	982	13.62 to 8.64	13,483	1.90 to 1.15	3.12	(43.47) to (43.89)
	2007	1,141	24.28 to 15.28	27,912	1.90 to 1.15	3.64	10.80 to 8.10

Investment Quality Bond Trust Series I	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50
	2008	355	26.96 to 16.66	7,499	1.75 to 1.40	6.14	(3.04) to (3.38)
	2007	456	27.80 to 17.24	9,925	1.75 to 1.40	8.82	4.72 to 4.35

Investment Quality Bond Trust Series II	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 210.09
	2008	1,422	14.62 to 13.23	20,940	1.90 to 1.15	5.94	(2.95) to (3.67)
	2007	1,980	15.17 to 13.63	30,162	1.90 to 1.15	8.71	4.70 to 2.41

Large Cap Trust Series I	2011	736	12.94 to 12.64	9,502	1.75 to 1.40	1.30	(3.42) to (3.76)
	2010	860	13.40 to 13.13	11,493	1.75 to 1.40	1.06	12.16 to 11.77
	2009	948	11.94 to 11.75	11,301	1.75 to 1.40	1.92	29.03 to 28.58
	2008	1,121	9.26 to 9.14	10,360	1.75 to 1.40	1.31	(40.36) to (40.57)
	2007	1,364	15.52 to 15.38	21,150	1.75 to 1.40	0.52	(5.85) to (6.08)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Large Cap Trust Series II	2011	86	$12.81 to $12.43	$1,096	1.85% to 1.40%	1.14%	(3.63)% to (4.06)%
	2010	88	13.29 to 12.96	1,160	1.85 to 1.40	0.89	11.96 to 11.46
	2009	86	11.87 to 11.63	1,015	1.85 to 1.40	1.71	28.74 to 28.16
	2008	94	9.22 to 9.07	860	1.85 to 1.40	1.15	(40.52) to (40.79)
	2007	104	15.51 to 15.32	1,613	1.85 to 1.40	0.60	(0.14) to (0.60)

Large Cap Value Trust Series I	2011	0	20.26 to 19.70	0	1.75 to 1.40	0.47	7.26 to 7.14
	2010	50	18.89 to 18.39	926	1.75 to 1.40	1.08	8.39 to 8.01
	2009	65	17.43 to 17.02	1,122	1.75 to 1.40	1.55	9.10 to 8.72
	2008	84	15.97 to 15.66	1,318	1.75 to 1.40	1.47	(36.80) to (37.03)
	2007	101	25.27 to 24.86	2,535	1.75 to 1.40	0.94	2.92 to 2.56

Large Cap Value Trust Series II	2011	0	20.08 to 19.37	0	1.85 to 1.40	0.45	7.20 to 7.04
	2010	249	18.73 to 18.10	4,615	1.85 to 1.40	0.98	8.18 to 7.69
	2009	263	17.32 to 16.8	4,509	1.85 to 1.40	1.38	8.82 to 8.34
	2008	287	15.91 to 15.51	4,533	1.85 to 1.40	1.34	(36.91) to (37.20)
	2007	297	25.22 to 24.70	7,440	1.85 to 1.40	0.62	2.73 to 2.26

Lifestyle Aggressive Trust Series I	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28
	2008	250	11.52 to 8.90	2,573	1.75 to 1.40	1.72	(42.80) to (43.00)
	2007	277	20.14 to 15.61	4,983	1.75 to 1.40	9.33	7.03 to 6.66

Lifestyle Aggressive Trust Series II	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91
	2008	2,297	11.14 to 8.01	25,699	1.90 to 1.15	1.60	(42.81) to (43.24)
	2007	2,375	19.63 to 14.00	46,731	1.90 to 1.15	9.28	7.57 to 7.16

Lifestyle Balanced Trust Series I	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49
	2008	1,855	15.63 to 11.42	24,806	1.75 to 1.40	2.84	(32.26) to (32.49)
	2007	2,442	23.06 to 16.92	47,729	1.75 to 1.40	7.57	4.98 to 4.61

Lifestyle Balanced Trust Series II	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02
	2008	52,147	12.43 to 9.45	607,184	1.90 to 1.15	3.26	(32.23) to (32.74)
	2007	47,212	18.48 to 13.95	828,590	1.90 to 1.15	7.40	5.04 to 4.60

Lifestyle Balanced PS Series II	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28
	2008	751	18.51 to 14.17	11,787	1.75 to 1.40	4.02	(16.74) to (17.04)
	2007	810	22.23 to 17.08	15,463	1.75 to 1.40	8.00	3.91 to 3.54

Lifestyle Conservative Trust Series II	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15
	2008	9,579	13.26 to 11.43	125,592	1.90 to 1.15	5.28	(16.64) to (17.27)
	2007	5,317	16.03 to 13.71	84,601	1.90 to 1.15	8.10	3.96 to 2.30

Lifestyle Conservative PS Series II	2011	179	12.52 to 12.5	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30
	2008	1,376	13.80 to 10.04	16,384	1.75 to 1.40	2.33	(37.49) to (37.71)
	2007	1,701	22.08 to 16.12	32,488	1.75 to 1.40	7.74	6.02 to 5.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Growth Trust Series II	2011	59,614	$13.78 to $11.87	$893,280	2.10% to 0.35%	2.46%	(2.15)% to (3.84)%
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44
	2008	60,322	11.77 to 8.73	659,686	1.90 to 1.15	2.50	(37.39) to (37.87)
	2007	55,721	18.95 to 13.94	992,822	1.90 to 1.15	7.32	6.03 to 5.96

Lifestyle Growth PS Series II	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36
	2008	955	16.90 to 12.46	13,419	1.75 to 1.40	3.29	(25.29) to (25.55)
	2007	1,329	22.62 to 16.73	24,871	1.75 to 1.40	7.57	3.82 to 3.46

Lifestyle Moderate Trust Series II	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48
	2008	16,671	12.62 to 10.27	201,465	1.90 to 1.15	4.25	(25.23) to (25.79)
	2007	13,562	17.01 to 13.73	224,500	1.90 to 1.15	7.54	3.88 to 2.82

Lifestyle Moderate PS Series II	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16
	2008	105	12.95 to 12.55	1,341	1.75 to 1.40	0.85	(37.30) to (37.52)
	2007	128	20.66 to 20.08	2,618	1.75 to 1.40	1.30	6.01 to 5.64

Mid Cap Index Trust Series II	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81
	2008	713	11.53 to 8.46	8,363	1.90 to 1.15	0.70	(37.25) to (37.72)
	2007	678	18.51 to 13.48	12,705	1.90 to 1.15	0.85	6.10 to 3.01

Mid Cap Stock Trust Series I	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89
	2008	913	11.20 to 11.16	10,197	1.75 to 1.40	0.00	(44.55) to (44.75)
	2007	933	20.27 to 20.12	18,819	1.75 to 1.40	0.00	21.85 to 21.42

Mid Cap Stock Trust Series II	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58
	2008	988	13.62 to 8.67	13,396	1.90 to 1.15	0.00	(44.51) to (44.93)
	2007	978	24.73 to 15.63	24,028	1.90 to 1.15	0.00	22.51 to 21.93

Mid Value Trust Series I	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34
	2008	60	10.51 to 10.34	629	1.85 to 1.40	0.81	(35.79) to (36.08)
	2007	65	16.37 to 16.18	1,055	1.85 to 1.40	1.60	(1.09) to (1.54)

Money Market Trust Series I	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)
	2008	1,532	18.43 to 13.41	24,158	1.75 to 1.40	1.75	0.34 to (0.01)
	2007	1,469	18.37 to 13.41	23,080	1.75 to 1.40	4.47	3.10 to 2.74

Money Market Trust Series II	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)
	2008	9,306	13.23 to 12.67	120,124	1.90 to 1.15	1.43	0.40 to (0.36)
	2007	4,050	13.17 to 12.71	52,315	1.90 to 1.15	4.17	3.15 to 1.95

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust B Series NAV	2011	242	$12.40 to $12.15	$2,971	1.85% to 1.40%	0.00%	(1.30)% to (1.75)%
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)
	2008	670	12.86 to 12.76	8,577	1.85 to 1.40	2.03	0.69 to 0.24
	2007	422	12.77 to 12.73	5,378	1.85 to 1.40	3.05	2.14 to 1.84

Mutual Shares Trust Series I	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90
	2008	403	24.27 to 8.18	8,609	1.90 to 1.15	0.29	(52.27) to (52.63)
	2007	464	51.23 to 17.13	21,904	1.90 to 1.15	0.81	41.55 to 38.82

PIMCO All Asset	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09
	2008	181	13.13 to 12.86	2,356	1.85 to 1.40	5.27	(17.34) to (17.71)
	2007	225	15.88 to 15.62	3,545	1.85 to 1.40	6.40	6.49 to 6.01

Real Estate Securities Trust Series I	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91
	2008	135	19.01 to 18.13	2,525	1.75 to 1.40	2.96	(40.27) to (40.48)
	2007	202	31.82 to 30.46	6,284	1.75 to 1.40	2.57	(16.79) to (17.08)

Real Estate Securities Trust Series II	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59
	2008	501	15.10 to 7.80	7,440	1.90 to 1.15	2.85	(40.27) to (40.72)
	2007	620	25.48 to 13.06	15,632	1.90 to 1.15	1.92	(16.74) to (19.48)

Real Return Bond Trust Series II	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04
	2008	734	13.11 to 12.78	9,529	1.85 to 1.40	0.55	(12.77) to (13.16)
	2007	707	15.03 to 14.72	10,531	1.85 to 1.40	6.47	9.54 to 9.05

Science & Technology Trust Series I	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63
	2008	926	8.33 to 2.91	5,469	1.75 to 1.40	0.00	(45.22) to (45.41)
	2007	1,171	15.21 to 5.33	12,658	1.75 to 1.40	0.00	17.89 to 17.48

Science & Technology Trust Series II	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05
	2008	329	8.91 to 8.18	2,941	1.90 to 1.15	0.00	(45.17) to (45.59)
	2007	408	16.38 to 14.93	6,675	1.90 to 1.15	0.00	18.84 to 17.90

Short Term Government Income Trust Series I	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short Term Government Income Trust Series II	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90
	2008	184	11.55 to 8.31	2,057	1.90 to 1.15	0.00	(40.49) to (40.94)
	2007	113	19.56 to 13.96	2,090	1.90 to 1.15	0.00	12.47 to 10.64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Small Cap Index Trust Series I	2011	28	$16.41 to $16.26	$450	1.75% to 1.40%	1.01%	(5.83)% to (6.15)%
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45
	2008	52	11.21 to 11.20	588	1.75 to 1.40	1.17	(34.64) to (34.87)

	2007	74	17.22 to 17.13	1,274	1.75 to 1.40	1.62	(3.53) to (3.87)

Small Cap Index Trust Series II	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03
	2008	584	11.70 to 11.35	6,780	1.85 to 1.40	1.04	(34.76) to (35.05)
	2007	660	17.93 to 17.48	11,758	1.85 to 1.40	0.94	(4.15) to (8.20)

Small Cap Opportunities Trust Series I	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54
	2008	100	12.89 to 12.63	1,276	1.75 to 1.40	2.29	(42.94) to (43.14)
	2007	128	22.58 to 22.22	2,872	1.75 to 1.40	1.86	(8.95) to (9.27)

Small Cap Opportunities Trust Series II	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08
	2008	303	12.43 to 6.38	3,770	1.90 to 1.15	2.14	(42.92) to (43.35)
	2007	328	21.95 to 11.17	7,217	1.90 to 1.15	1.54	(8.86) to (7.54)

Small Cap Value Trust Series II	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97
	2008	244	11.41 to 9.49	2,746	1.90 to 1.15	1.00	(27.11) to (27.66)
	2007	211	15.77 to 13.02	3,258	1.90 to 1.15	0.59	(4.25) to (6.39)

Small Company Value Trust Series I	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47
	2008	274	17.34 to 16.60	4,625	1.75 to 1.40	0.68	(28.07) to (28.32)
	2007	372	24.19 to 23.08	8,736	1.75 to 1.40	0.15	(2.58) to (2.92)

Small Company Value Trust Series II	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08
	2008	787	13.40 to 8.78	10,642	1.90 to 1.15	0.47	(28.05) to (28.59)
	2007	978	18.77 to 12.21	18,683	1.90 to 1.15	0.00	(2.54) to (2.78)

Smaller Company Growth Trust Series I	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12
	2008	85	13.00 to 12.73	1,094	1.85 to 1.40	9.19	(10.04) to (10.44)
	2007	136	14.45 to 14.22	1,943	1.85 to 1.40	1.77	4.06 to 3.59

Total Bond Market Trust A Series II	2011	360	13.21 to 13.12	5,218	2.10 to 1.15	5.36	5.62 to 4.62
	2010	103	12.63 to 12.42	1,348	2.10 to 1.15	3.04	(0.61) to 1.01
	2009	24	13.70 to 12.35	325	1.85 to 1.20	2.06	2.30 to (1.19)
	2008	30	13.49 to 13.39	400	1.85 to 1.40	1.78	4.05 to 3.58
	2007	3	12.97 to 12.93	42	1.85 to 1.40	0.24	3.74 to 3.43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Total Bond Market Trust A Series NAV	2011	69	$14.50 to $14.22	$991	1.55% to 0.80%	3.71%	6.33% to 5.54%
	2010	49	13.64 to 13.47	661	1.55 to 0.80	4.49	4.99 to 4.20
	2009	13	12.99 to 12.93	172	1.55 to 0.80	6.81	3.94 to 3.43

Total Return Trust Series I	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41
	2008	1,166	18.54 to 17.78	21,108	1.75 to 1.40	4.56	1.33 to 0.98
	2007	1,411	18.29 to 17.60	25,258	1.75 to 1.40	7.46	6.97 to 6.60

Total Return Trust Series II	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23
	2008	1,984	15.31 to 14.04	30,864	1.90 to 1.15	4.70	1.43 to 0.67
	2007	1,991	15.21 to 13.84	30,752	1.90 to 1.15	7.20	7.03 to 4.90

Total Stock Market Index Trust Series I	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63
	2008	76	8.15 to 8.15	620	1.75 to 1.40	1.44	(38.08) to (38.29)
	2007	112	13.21 to 13.17	1,483	1.75 to 1.40	2.10	3.71 to 3.34

Total Stock Market Index Trust Series II	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17
	2008	715	10.92 to 10.60	7,664	1.85 to 1.40	1.31	(38.16) to (38.44)
	2007	809	17.66 to 17.22	14,027	1.85 to 1.40	1.22	3.05 to (2.45)

Ultra Short Term Bond Trust Series I	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

Ultra Short Term Bond Trust Series II	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

Utilities Trust Series I	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45
	2008	151	13.37 to 13.01	1,985	1.75 to 1.40	2.73	(39.50) to (39.71)
	2007	231	22.10 to 21.59	5,041	1.75 to 1.40	1.93	25.62 to 25.18

Utilities Trust Series II	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02
	2008	217	20.61 to 20.00	4,346	1.85 to 1.40	2.45	(39.59) to (39.86)
	2007	251	34.12 to 33.26	8,340	1.85 to 1.40	1.61	25.33 to 24.76

Value Trust Series I	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28
	2008	268	17.09 to 15.04	4,384	1.75 to 1.40	0.98	(41.70) to (41.90)
	2007	367	29.30 to 25.88	10,314	1.75 to 1.40	1.32	6.70 to 6.33

Value Trust Series II	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14
	2008	231	11.68 to 8.50	2,622	1.90 to 1.15	0.77	(41.64) to (42.07)
	2007	275	20.16 to 14.57	5,423	1.90 to 1.15	1.03	6.76 to 6.40

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

(*)

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(**)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(***)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments. - NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post- Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Underwriting and Distribution Agreement dated December 1, 2009 -incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Master Contract: Group IRA Flexible Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

	(b)	Form of Specifications Pages for Venture 200.08 for IRA - incorporated by reference to Exhibit 24(B)(4)(b) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

	(c)	Form of Certificate for Flexible Payment Deferred Variable Annuity for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(c) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333- 149422, filed on February 18, 2010.

(5)	(a)	Form of Specimen Master Application for Flexible Payment Deferred Variable Annuity Contract, Non- Participating, for Venture 200.08 - incorporated by reference to Exhibit 24(B)(5)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.

		(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post- Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

		(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

	(b)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149422, filed June 30, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm - [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit 24(b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen - Incorporated by reference to Exhibit 24(b)(14)(a) to Post- Effective Amendment No. 4 to Form N-4 of this registration statement, file number 333-149422, filed December 16, 2009.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149422, filed on August 2, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-149422, filed on May 2, 2011.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 28, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman
James D. Gallagher*	Director and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Marianne Harrison†	Director
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Jonathan Chiel*	Executive Vice President and General Counsel – John Hancock
Marc Costantini*	Executive Vice President
Michael Doughty††††	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President
Bob Carroll*	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Carol Nicholson Fulp*	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
David Kroach*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 28, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer – Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of February 29, 2012, there were 0 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch*, Lynne Patterson*, Alan Seghezzi*** Christopher M. Walker**, and Karen Walsh**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of March, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (Depositor)

By:	/s/ James D. Gallagher
James D. Gallagher Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

By:	/s/ James D. Gallagher
James D. Gallagher Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this 30th day of March, 2012.

Signature	Title

/s/ James D. Gallagher James D. Gallagher	Director and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* James R. Boyle	Chairman

* Thomas Borshoff	Director

Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b)(10)	Consent of independent registered public accounting firm